Exhibit 4.46
Dated

September 2022
MANRA SHIPPING COMPANY INC.
JABWOT SHIPPING COMPANY

INC.
ARORAE SHIPPING COMPANY INC.
TAMANA SHIPPING COMPANY

INC.
BERU SHIPPING COMPANY INC.
BONRIKI SHIPPING COMPANY INC.
EJITE SHIPPING COMPANY INC.
TAONGI SHIPPING COMPANY

INC.
NAMORIK SHIPPING COMPANY INC.
as joint and several Borrowers
and
THE BANKS AND FINANCIAL INSTITUTIONS
as Lenders
and
NORDEA BANK ABP
as Swap Bank
and
NORDEA BANK ABP,

FILIAL I NORGE
listed in Schedule 1
as Agent, Bookrunner, Security Trustee

and Lead Arranger

LOAN AGREEMENT
relating to
relating to a term loan facility of up to $200,000,000

Index
Clause

Page
1

Interpretation

..............................................................................................................................

2
2

Facility .......................................................................................................................................25
3

Position of the Lenders, the Swap BANK and the Majority Lenders

.........................................25
4

Drawdown .................................................................................................................................27
5

Interest ......................................................................................................................................29
6

Interest Periods .........................................................................................................................30
Changes to the Calculation of Interest

...................................................................................................31
8

Repayment and Prepayment ....................................................................................................32
9

Conditions Precedent

................................................................................................................35
10

Representations and Warranties ..............................................................................................36
11

General Undertakings ...............................................................................................................39
12

Corporate Undertakings

............................................................................................................45
13

Insurance

...................................................................................................................................46
14

Ship Covenants

..........................................................................................................................51
15

Security Cover ...........................................................................................................................57
16

Payments and Calculations .......................................................................................................59
17

Application of Receipts

..............................................................................................................61
18

Application of Earnings..............................................................................................................62
19

Events of Default .......................................................................................................................63
20

Fees and Expenses

.....................................................................................................................69
21

Indemnities

................................................................................................................................71
22

No Set-off or Tax

Deduction

......................................................................................................73
23

Illegality and sanctions affecting a lender

.................................................................................76
24

Increased Costs .........................................................................................................................77
25

Set off ........................................................................................................................................79
26

Transfers

and Changes in Facility Offices

..................................................................................79
27

Variations and waivers ..............................................................................................................83
28

Notices

.......................................................................................................................................87
29

Joint and Several Liability

..........................................................................................................89
30

Supplemental ............................................................................................................................90
31

Bail-In

.........................................................................................................................................90
32

Law and Jurisdiction

..................................................................................................................91
Schedules
Schedule 1

Lenders and Commitments

.................................................................................................93
Schedule 2

Drawdown Notice ...............................................................................................................94
Schedule 3

Condition Precedent Documents

........................................................................................95
Part A ........................................................................................................................................

95
Part B ........................................................................................................................................

97
Schedule 4

Transfer

Certificate .............................................................................................................99
Schedule 5

Designation Notice

............................................................................................................103
Schedule 6

Selection Notice

................................................................................................................104
Execution
Execution Pages

....................................................................................................................................106

THIS AGREEMENT
is made on

September 2022
PARTIES
(1)
MANRA SHIPPING

COMPANY

INC.,

JABWOT

SHIPPING

COMPANY

INC., ARORAE

SHIPPING
COMPANY

INC.,

TAMANA

SHIPPING

COMPANY

INC.,

BERU

SHIPPING

COMPANY

INC.,
BONRIKI

SHIPPING

COMPANY

INC.,

EJITE

SHIPPING

COMPANY

INC.,

TAONGI

SHIPPING
COMPANY

INC.
and
NAMORIK

SHIPPING

COMPANY

INC.
,

as

joint

and

several

borrowers
(together,

the "
Borrowers ")
(2) THE BANKS AND FINANCIAL INSTITUTIONS listed in
0
, as Lenders
(3) NORDEA BANK ABP, as Swap Bank
(4)
NORDEA BANK ABP,

FILIAL I NORGE,
as Agent
(5)
NORDEA BANK ABP,

FILIAL I NORGE,
as Bookrunner
(6)
NORDEA BANK ABP,

FILIAL I NORGE,
as Lead Arranger
(7)
NORDEA BANK ABP,

FILIAL I NORGE,
as Security Trustee
BACKGROUND
(A)

The Lenders have

agreed to make

available to the

Borrowers a term

loan facility of up

to the
lesser of (i) $200,000,000

representing approximately 60 per cent. of

the Purchase Price of

the
Ships and

(ii) 67.5 per

cent.

of the Initial

Market Value of the Ships,

for the purpose

of financing
part of the Ships' acquisition cost and for general corporate and working capital purposes.
(B)

The Swap

Bank has

agreed to

enter into

interest

rate swap

transactions with

the Borrowers
from

time to

time

to

hedge the

Borrowers'

exposure

under this

Agreement to

interest

rate
fluctuations.
(C)

The Lenders and the Swap Bank have

agreed to share pari passu in the security to

be granted
to the Security Trustee pursuant to this Agreement.
OPERATIVE PROVISIONS

1

INTERPRETATION

1.1

Definitions
Subject to Clause
0

(
General interpretation ), in this Agreement:
" Accounts Pledges
" means, together,

the Earnings Account

Pledges in the

Agreed Form and,
in the singular, means any of them.
" Advance
"

means

the

principal

amount

of

each

borrowing

by

the

Borrowers

under

this
Agreement.

"
Agency

and

Trust

Deed
"

means

the

agency

and

trust

deed

dated

the

same

date

as

this
Agreement and made between the same parties.
" Agent
" means

Nordea Bank

Abp, filial

i Norge,

acting in

such capacity

through its

office

at
Essendrops

gate

7,

Postboks

1166,

Sentrum,

0107

Oslo,

920058817

MVA,

Norway,

or

any
successor of it appointed under clause 5 of the Agency and Trust Deed.
" Agreed Form
" means

in relation

to any

document, that

document in

the form

approved

in
writing by the Agent (acting

on the instructions of all

the Lenders) or as otherwise

approved in
accordance

with

any

other

approval

procedure

specified

in

any

relevant

provision

of

any
Finance Document.
" Annex VI
" means Annex

VI of the

Protocol of 1997

to amend the

International Convention for
the

Prevention

of

Pollution

from

Ships 1973

(Marpol), as

modified

by

the

Protocol

of

1978
relating thereto.
" Arorae
" means Arorae Shipping Company Inc., a corporation incorporated in the Republic of
the Marshall

Islands whose

registered

address is

at Trust

Company Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
" Approved Broker
" means Arrow Sale &

Purchase (UK) Limited, Breamar Seascope

Limited, H.
Clarkson

&

Company

Limited,

Fearnleys

AS,

Maersk

Brokers

K.S.,

Simpson

Spence

&

Young
(London)

Ltd.

and

VesselsValue.Com

or

any

other

any

reputable

sale

and

purchase

broker
approved and appointed by the Agent subject to the prior written consent of the Borrowers.
" Approved Flag
" means the

Marshall Islands flag

or any other flag

that the Agent

may approve
that the Ship is registered (such approval not to be unreasonably withheld or delayed).

" Approved Flag State " means the Republic of the Marshall Islands or any other state in which the

Agent

may,

at

the

request

of

the

Borrowers,

approve

that

a

Ship

is

registered

(such
approval not to be unreasonably withheld or delayed).
" Approved Manager
" means, in relation to each Ship:

(a)

Diana Shipping Services S.A.,

a company

incorporated and

existing under

the laws of
Panama

having

its

registered

office

at

Edificio

Universal,

Piso

12,

Avenida

Federico
Boyd, Panama,

Republic of

Panama

and maintaining

an office

at 16

Pendelis

Street,
175 64, Palaio Faliro, Greece; or
(b)

in relation

to any

Ship in

respect of

which the

relevant Borrower

exercises

its rights
under

Clause
0

(
Change

of

Approved

Manager
),

Diana

Wilhelmsen

Management

Limited, a company

incorporated and existing

under the

laws of the

Republic of Cyprus
having

its

registered

office

at

21

Vasili

Michailidi

Street,

3026

Limassol, Cyprus

and
maintaining an office at 350 Syngrou Avenue, Kalithea, Greece; or
(c)

any

other

company

which

the

Agent

may,

with

the

authorisation

of

the

Lenders,
approve from time

to time as the technical

and/or commercial manager of each

Ship
(such approval not to be unreasonably withheld or delayed).
" Article 55 BRRD " means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.
" Availability Period
" means the

period commencing

on the date

of this Agreement

and ending
on:
(a)

31 December 2022 (or such later date as the

Agent may, with the authorisation of the
Lenders, agree with the Borrowers); or
(b)

if earlier,

the date on

which the Total

Commitments are fully

borrowed, cancelled or
terminated.
" Bail-In Action " means the exercise of any Write-down and Conversion Powers.
" Bail-In Legislation " means:
(a)

in relation to

an EEA Member Country

which has implemented, or

which at any

time
implements,

Article

55

BRRD,

the

relevant

implementing

law

or

regulation

as
described in the EU Bail-In Legislation Schedule from time to time;

(b)

in

relation

to

any

state

other

than

such

an

EEA

Member

Country

and

the

United
Kingdom,

any

analogous

law

or

regulation

from

time

to

time

which

requires
contractual recognition

of any Write

-down and Conversion

Powers contained

in that
law or regulation; and
in relation to the United Kingdom, the UK Bail-In Legislation.
"
Balloon

Instalment
"

means

any

balloon

instalment

referred

to

in

Clause
0

(
Amount

of
repayment instalments ).
" Basel III " means, together:
(a)

the

agreements

on

capital

requirements,

a

leverage

ratio

and

liquidity

standards
contained

in

"Basel

III:

A

global

regulatory

framework

for

more

resilient

banks

and
banking systems",

"Basel III: International

framework for

liquidity risk measurement,
standards

and

monitoring"

and

"Guidance

for

national

authorities

operating

the
countercyclical

capital

buffer"

published

by

the

Basel

Committee

on

Banking
Supervision in December 2010, each as amended, supplemented

or restated;
(b)

the

rules

for

global

systemically

important

banks

contained

in

"Global

systemically
important

banks:

assessment

methodology

and

the

additional

loss

absorbency
requirement -

Rules text"

published by

the Basel

Committee on

Banking Supervision
in November 2011, as amended, supplemented or restated; and

(c)

any

further

guidance

or

standards

published

by

the

Basel

Committee

on

Banking
Supervision relating to "Basel III".
" Beru
" means Beru Shipping Company Inc., a

corporation incorporated

in the Republic of the
Marshall

Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
" Bonriki
" means Bonriki Shipping Company Inc., a

corporation incorporated in the Republic of
the Marshall

Islands whose

registered

address is

at Trust

Company Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
" Bookrunner
" means Nordea Bank Abp, filial i

Norge, acting in such capacity through its office
at Essendrops gate 7, Postboks 1166,

Sentrum, 0107 Oslo,

920058817 MVA,

Norway.

" Borrower
" means

each of

Manra, Jabwot,

Arorae,

Tamana,

Beru, Bonriki,

Ejite, Taongi

and
Namorik and in the plural means, all of them.
" Break Costs " means the amount (if any) by which:
(a)

the

interest

which

a

Lender

should

have

received

for

the

period

from

the

date

of
receipt of

all or any

part of its

participation in the

Loan or an

Unpaid Sum to

the last
day of the current Interest Period in relation to

the Loan, the relevant part

of the Loan
or that Unpaid

Sum, had the principal

amount or Unpaid Sum

received been paid

on
the last day of that Interest Period
exceeds
(b)

the amount which that Lender would be able to obtain by placing an amount equal to
the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the
last day of the current Interest Period.
" Business Day
" means a

day (other

than a Saturday

or Sunday)

on which banks

are open

for
general

business in London, Athens and Oslo; and
(a)

New York;

and
(b)

(in

relation

to

the

fixing

of

an

interest

rate)

which

is

a

US

Government

Securities
Business Day.
"
Change

of

Control
"

means

the

occurrence

of

any

of

the

following

acts,

events

or
circumstances:

(a)

a change in the ownership of any Borrower from the date of this Agreement resulting in

such

Borrower

not

being

a

direct

or

indirect

wholly-owned

subsidiary

of

the
Corporate Guarantor;

and/or
(b)

any person (other than any

financial institution acting as a passive investor)

becomes
at any time

the legal or

ultimate beneficial owner of

a higher percentage

of the total
issued

share

capital

of

the

Corporate

Guarantor

than

the

percentage

of

the

total
issued share capital of the

Corporate Guarantor beneficially owned by any member

or
members of the Palios Family; and/or

(c)

Semiramis Paliou ceases to hold directorship position in the Corporate Guarantor and active role in the decision making in respect of the Corporate Guarantor; and/or
(d)

without the prior consent of

the Agent,

the shares of the

Corporate Guarantor

cease
to be listed on the New York Stock Exchange.
" Charter
" means, in relation

to each Ship, any

time charter or other

contract of employment
in respect of that

Ship with a duration

exceeding (or capable

of exceeding) 24

months or any
bareboat charter in respect of such Ship and, in the plural, means all of them.
" Charterer
"

means

any

entity

which

has

entered

into,

or

will

enter

into,

a

Charter

with

a
Borrower in respect of the Ship owned by it.
" Charterparty Assignment
" means, in relation to

each Charter,

a specific deed of assignment
of the rights of the

Borrower who is a party

to that Charter executed or to be executed by that
Borrower in favour

of the Security Trustee

in the Agreed Form and, in the plural,

means all of
them.
" Code " means the US Internal Revenue Code of 1986.
" Commitment
" means, in

relation to

a Lender,

the amount set

opposite its name

in
0
, or,

as
the case may

require, the amount

specified in

the relevant Transfer Certificate, as that amount
may

be

reduced,

cancelled

or

terminated

in

accordance

with

this

Agreement

(and

"
Total
Commitments " means the aggregate of the Commitments of all the Lenders).
" Confirmation
"

and

"
Early

Termination

Date
",

in

relation

to

any

continuing

Designated
Transaction, have the meanings given in the Master Agreement.
" Contractual Currency " has the meaning given in Clause
0

(
Currency indemnity ).
" Contribution
"

means,

in

relation

to

a

Lender,

the

part

of

the

Loan

which

is

owing

to

that
Lender.
"
Corporate

Guarantee
"

means

a

corporate

guarantee

of

the

obligations

of

the

Borrowers
under this Agreement, the Master Agreement and the other Finance Documents.
" Corporate Guarantor
" mean Diana Shipping Inc.,

a corporation domesticated in the Marshall
Islands whose registered address is at

Trust Company Complex, Ajeltake Road, Ajeltake Island,
Majuro MH96960, Marshall Islands.
" CRD IV " means:
(a)

Regulation (EU) No

575/2013 of

the European

Parliament and of

the Council

of 26

June
2013

on

prudential

requirements

for

credit

institutions

and

investment

firms

and
amending regulation (EU) No. 648/2012,

as amended by Regulation (EU) 2019/876;
(b)

Directive 2013/36/EU of the European Parliament and of

the Council of 26 June 2013
on access to the activity of credit

institutions and the prudential supervision of credit
institutions

and

investment

firms,

amending

Directive

2002/87/EC

and

repealing
Directives 2006/48/EC and 2006/49/EC, as amended by Directive (EU) 2019/878;

and
(c)

any other law or regulation which implements Basel III.

" Creditor Party
" means

the Agent,

the Lead

Arranger,

the Bookrunner,

the Security Trustee,
the Swap Bank or any Lender, whether as at the date of this Agreement or at any later time.
" Designated Transaction " means a Transaction which fulfils the following requirements:
(a)

it is entered into

by the Borrowers pursuant

to the Master Agreement with

the Swap
Bank;
(b)

its purpose is

the hedging of

all or part

of the Borrowers

'

exposure to

fluctuations in
Term

SOFR under this Agreement for

a period expiring no later

than the Termination
Date;

and
(c)

it is designated

by the Borrowers,

by delivery by

the Borrowers to

the Agent

of a notice
of

designation

in

the

form

set

out

in
0

(
Designation

Notice
),

as

a

Designated
Transaction for the purposes of the Finance Documents.
" Dollars
" and

"
$
" means

the lawful

currency for the

time being

of the

United States of

America.
" Drawdown Date " means, in relation to an Advance, the date requested by the Borrowers for the Advance to

be made, or

(as the context requires)

the date on

which the Advance

is actually
made.
"
Drawdown

Notice
" means

a

notice in

the form

set out

in
0

(
Drawdown Notice
)

(or

in any
other form which the Agent approves or reasonably requires).
" Earnings
"

means,

in

relation

to

a

Ship,

all

moneys

whatsoever

which

are

now,

or

later
become, payable

(actually or contingently)

to the relevant

Borrower owning that

Ship or the
Security Trustee

and which

arise out

of the

use or

operation of

that Ship,

including (but

not
limited to):
(a)

except to the extent that they fall within paragraph
0;
(i)

all freight, hire and passage moneys;
(ii)

compensation payable

to a

Borrower or

the Security Trustee

in the

event of
requisition of a Ship for hire;
(iii)

remuneration for salvage and towage services;
(iv)

demurrage and detention moneys;
(v)

damages

for

breach

(or

payments

for

variation

or

termination)

of

any
charterparty or other contract for the employment of a Ship; and
(vi)

all moneys which

are at any

time payable under

any Insurances in

respect of
loss of hire; and
(b)

if

and

whenever

a

Ship

is

employed

on

terms

whereby

any

moneys

falling

within
paragraphs
0

to
0

are pooled or shared with any other person,

that proportion of the
net receipts

of the

relevant

pooling or

sharing arrangement

which is

attributable

to
the Ship.

"
Earnings

Account
"

means

an

account

in

the

name

of

each

Borrower

with

the

Agent
designated

"[
name

of

the

Borrower
]

-

Earnings

Account",

or

any

other

account

which

is
designated by the Agent as an Earnings Account for the purposes of this Agreement.
"
Earnings

Account

Pledge
"

means,

in

respect

of

each

Earnings

Account,

a

deed

creating
security in the Agreed Form.

"
EEA

Member

Country
"

means

any

member

state

of

the

European

Union,

Iceland,
Liechtenstein and Norway.
" Ejite
" means Ejite

Shipping Company Inc.,

a corporation

incorporated in

the Republic of

the
Marshall

Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
" Environmental Claim " means:
(a)

any claim by any governmental, judicial or regulatory authority which arises out of an
Environmental Incident

or an alleged

Environmental Incident

or which relates

to any
Environmental Law; or
(b)

any

claim

by

any

other

person

which

relates

to

an Environmental

Incident or

to

an
alleged Environmental Incident,
and " claim " means a claim for damages, compensation, fines, penalties or any other payment of any

kind whether

or not

similar to

the foregoing;

an order

or direction

to take,

or not

to
take, certain action or to

desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset.
" Environmental Incident " means:
(a)

any release of Environmentally Sensitive Material from the Ship; or
(b)

any

incident

in

which

Environmentally

Sensitive

Material

is

released

from

a

vessel
other than a Ship and which involves a collision between a Ship and such other vessel or some other

incident of navigation

or operation,

in either case,

in connection with
which

a

Ship

is

actually

or

potentially

liable

to

be

arrested,

attached,

detained

or
injuncted and/or a

Ship and/or

the Borrower and/or

any operator or

manager of

a Ship
is at fault or allegedly at fault or otherwise liable to any legal or administrative action;
or
(c)

any other

incident in which

Environmentally Sensitive

Material is

released otherwise
than from a Ship and

in connection with which

a Ship is actually

or potentially liable to
be arrested and/or

where any Borrower

and/or any operator

or manager of a

Ship is
at fault or allegedly at fault or otherwise liable to any legal or administrative action.
" Environmental Law
" means any

law relating

to pollution

or protection

of the

environment,
to

the carriage

of

Environmentally

Sensitive Material

or

to

actual or

threatened

releases

of
Environmentally Sensitive Material.
"
Environmentally

Sensitive

Material
"

means

oil,

oil

products

and

any

other

substance
(including any chemical,

gas or other

hazardous or noxious

substance) which is

(or is capable
of being or becoming) polluting, toxic or hazardous.

" Escrow Agent
" means Reed

Smith LLP of

The Broadgate

Tower,

20 Primrose Street,

London
EC2A 2RS, United Kingdom.
" Escrow Agreement
" means, in respect of each

Ship, the escrow agreement dated

10 August
2022 entered into between (i) Sea Trade

Holdings Inc., as original seller and (ii) the Corporate
Guarantor,

as original buyer

(as the same

may be

amended and/or supplemented

from time
to time).
"
EU Bail-In Legislation

Schedule
" means the

document described

as such and

published by

the
Loan Market Association (or any successor organisation) from time to time.
"
EU

Ship

Recycling

Regulation
"

means

Regulation

(EU)

No

1257/2013

of

the

European
Parliament and

of the

Council of

20 November

2013 on

ship recycling

and amending

Regulation
(EC) No 1013/2006 and Directive 2009/16/EC.

" Event of Default
" means any of the events or circumstances described in

Clause
0

(
Events of
Default ).
" Executive Order " means an order issued by the president of the United States of America.
" Facility Office
" means the office or

offices notified by a

Lender to the Agent

in writing on or
before

the date

it becomes

a Lender

(or,

following that

date,

by not

less than

five

Business
Days'

written notice) as the

office or offices through which

it will perform its obligations under
this Agreement.
" Fallback Interest Period " means one Month.
"
FATCA
"
means:
(a)

sections 1471 to 1474 of the Code or any associated regulations;
(b)

any

treaty,

law

or

regulation

of

any

other

jurisdiction,

or

relating

to

an
intergovernmental

agreement

between the

US and

any other

jurisdiction, which

(in
either

case)

facilitates

the

implementation

of

any

law

or

regulation

referred

to

in
paragraph
0

above; or
(c)

any

agreement

pursuant

to

the

implementation

of

any

treaty,

law

or

regulation
referred

to in

paragraphs
0

or
0

above with

the US Internal

Revenue Service,

the US
government or any governmental or taxation authority in any other jurisdiction.
"
FATCA

Deduction
"

means

a

deduction

or

withholding

from

a

payment

under

a

Finance
Document required by FATCA.
"
FATCA

Exempt Party
" means

a Party that

is entitled to

receive payments free from

any FATCA
Deduction.
" Finance Documents
" means:

(a)

this Agreement;
(b)

the Agency and Trust Deed;
(c)

the Master Agreement;
(d)

the Master Agreement Assignment;

(e)

the Corporate Guarantee;
(f)

the General Assignments;
(g)

the Mortgages;
(h)

the Accounts Pledges;
(i)

the Shares Pledges;
(j)

the Manager's Undertakings;

(k)

any Charterparty Assignment; and
(l)

any other document (whether creating a

Security Interest or not) which is

executed at
any

time by

any Borrower,

the Corporate

Guarantor,

the Approved

Manager or

any
other

person

as

security

for,

or

to

establish

any

form

of

subordination

or

priorities
arrangement in relation to, any amount payable to the Lenders and/or the Swap Bank under this Agreement or any of the other documents referred to in this definition.
" Financial Indebtedness
" means,

in relation

to a

person (the

"
debtor
"), a

liability of

the debtor:

(a)

for principal, interest or any other sum payable in respect of any moneys borrowed or
raised by the debtor;

(b)

under any loan stock, bond, note or other security issued by the debtor;

(c)

under

any

acceptance

credit,

guarantee

or

letter

of credit

facility

or

dematerialised
equivalent made available to the debtor;

(d)

under a financial lease,

a deferred

purchase consideration arrangement

or any other
agreement

having the

commercial

effect

of a

borrowing or

raising of

money by

the
debtor;

(e)

under any

foreign exchange

transaction, any

interest or

currency swap

or any

other
kind of

derivative transaction

entered into

by the

debtor or,

if the

agreement under
which any

such transaction

is entered

into requires

netting

of mutual

liabilities, the
liability of the debtor for the net amount; or

(f)

under

a

guarantee,

indemnity

or

similar

obligation

entered

into

by

the

debtor

in
respect of a liability of another person which

would fall within paragraphs
0

to
0

if the
references to the debtor referred

to the other person.
"
Financial

Year
"

means,

in

relation

to

the

Corporate

Guarantor,

each

period

of

1

year
commencing on 1 January

in respect of which

its annual audited accounts

are or ought

to be
prepared.
" Fleet Vessels
" means all of the vessels

(including, but not limited to, the

Ships) from time to
time wholly owned by members of the Group (each a " Fleet Vessel ").
" Funding Rate
" means any individual

rate notified by

a Lender to the

Agent pursuant to

sub-
paragraph
0

of paragraph
0

of Clause
0

(
Cost of funds ).

" GAAP
"

means,

at

any

time,

the

most

recent

and

updated

generally

accepted

accounting
principles in the United States of America.
" General Assignment
" means,

in relation

to each

Ship, a

first priority

general assignment

of
the Earnings, the

Insurances and any

Requisition Compensation in

the Agreed Form

and, in the
plural, means all of them.
" Group " means the Corporate Guarantor and all its subsidiaries (including, but not limited to, the Borrowers) from time to time

during the Security

Period and "
member of the

Group
" shall
be construed accordingly.

" Hong Kong Convention
" means the International

Maritime Organization's convention for the
Safe

and Environmentally

Sound Recycling

of Ships,

2009 together

with the

guidelines to

be
issued by the International Maritime Organization in connection with such convention.
" IACS
" means the International Association of Classification Societies.

"
Initial Market

Value
" means,

in respect

of

a Ship,

the Market

Value

as determined

by the
valuations referred to in
0
, paragraph 6 of
0

(
Conditions precedent documents ).
" Insurances " means, in relation to a Ship:
(a)

all policies and

contracts of

insurance, including entries

of the Ship

in any protection
and indemnity or war risks association, effected

in respect of the Ship, its Earnings

or
otherwise

in

relation

to

the

Ship

whether

before,

on

or

after

the

date

of

this
Agreement; and

(b)

all rights and other assets relating to, or

derived from, any of the foregoing, including
any rights to a

return of a premium and any

rights in respect of any

claim whether or
not the

relevant

policy,

contract

of insurance

or entry

has expired

on or

before

the
date of this Agreement.
"
Interest

Period
"

means,

in

relation

to

the

Loan

or

any

part

of

the

Loan,

each

period
determined in accordance with

Clause 6 (
Interest Periods
) and, in relation

to an Unpaid Sum,
each period determined in accordance with Clause
0

(
Default interest ).
"
Interpolated

Term

SOFR
" means,

in relation

to

the Loan

or

any

part of

the Loan,

the rate
(rounded

to

the

same

number

of

decimal

places

as

Term

SOFR)

which

results

from
interpolating on a linear basis between:
(a)

either
(i)

the applicable Term SOFR (as of the

Quotation Day)

for the longest period (for
which Term SOFR is

available) which is

less than

the Interest Period

of the

Loan
or that part of the Loan; or
(ii)

if no

such Term

SOFR is

available for

a period which

is less

than the

Interest
Period of the Loan or

that part of the Loan, SOFR for

the day which is two

US
Government Securities Business Days before the Quotation Day;

and
(b)

the applicable Term SOFR (as of the Quotation Day)

for the shortest period (for which
Term

SOFR is available) which

exceeds the Interest

Period of the Loan

or that part of
the Loan.

" Inventory of Hazardous Material
" means, in relation to each Ship, an

inventory certificate or
statement

of

compliance

(as

applicable)

issued

by

the

Ship's

classification

society

which

is
supplemented by a

list of any

and all materials

known to

be potentially hazardous

utilised in
the

construction

of

such

Ship

pursuant

to

the

requirements

of

the

EU

Ship

Recycling
Regulation.

" ISM Code
" means the International Safety Management Code (including

the guidelines on its
implementation),

adopted

by

the International

Maritime Organisation,

as the

same may

be
amended or supplemented

from time to

time (and the

terms "
safety management

system
",
"
Safety Management

Certificate
" and

"
Document of

Compliance
" have

the same

meanings
as are given to them in the ISM Code).
" ISPS Code
" means

the International

Ship and

Port Facility

Security Code

as adopted

by the
International

Maritime

Organisation,

as

the

same

may

be

amended

or

supplemented

from
time to time.
" ISSC
" means a valid

and current International

Ship Security Certificate issued under

the ISPS
Code.

" Jabwot
" means Jabwot Shipping Company Inc.,

a corporation incorporated in the Republic of
the Marshall

Islands whose

registered

address is

at Trust

Company Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
"
Lead

Arranger
"

means

Nordea

Bank

Abp,

filial

i

Norge,

acting

in

such

capacity

through

its
office at Essendrops gate 7, Postboks 1166, Sentrum, 0107 Oslo,

920058817 MVA,

Norway.

" Lender
"

means

a

bank

or

financial

institution

listed

in
0

(
Lenders

and

Commitments
)

and
acting

through

its

branch

indicated

in
0

(
Lenders

and

Commitments
)

(or

through

another
branch

notified

to

the

Agent

under

Clause
0

(
Change

of

Facility

Office
))

or

its

transferee,
successor or assign and, in the plural, means all of them.
" Loan
" means the aggregate principal amount outstanding

under this Agreement and a "
part
of the Loan
" means an Advance, a

Tranche,

a part of a Tranche

or any other part of

the Loan
as the context may require.
" Major Casualty
" means, in

relation to a Ship, any casualty

to that Ship in respect

of which the
claim or

the aggregate

of the

claims against

all insurers,

before

adjustment for

any relevant
franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

" Majority Lenders
" means:

(a)

before an Advance has

been made, Lenders

whose Commitments total

66.67 per

cent.
of the Total

Commitments; and

(b)

after an

Advance has been

made, Lenders

whose Contributions total

66.67 per cent.
of the Loan.
" Management Agreement
" means,

in relation

to each

Ship, an

agreement made

or to be

made
between the Borrower

who is the

owner of such

Ship and the

Approved Manager

in respect
of

the

commercial

and

technical

management

of

such Ship

in

the

Agreed

Form

and,

in

the
plural, means all of them.

" Manager's Undertaking " means, in relation to each Ship, a letter of undertaking executed or to be executed by the Approved Manager

in favour of the Security Trustee in the

Agreed Form
agreeing

certain matters

in relation

to

the management

of

that Ship

and subordinating

the
rights of the

Approved Manager against

that Ship and

the Borrower which

is the

owner thereof
to the rights of the

Security Trustee under the Finance Documents

and, in the

plural, means all
of them.
" Manra
" means Manra Shipping Company

Inc., a corporation incorporated

in the Republic of
the Marshall

Islands whose

registered

address is

at Trust

Company Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
" Margin " means 2.25 per cent. per annum.
" Market Disruption Rate " means the Reference Rate.
" Market Value
" means, in

relation to each

Ship (and

each other

Fleet Vessel), the

market value
thereof determined in accordance with Clause
0

(
Valuation of Ships ).
"
Master

Agreement
"

means

the

master

agreement

(on

the

2002

ISDA

Master

Agreement
form) in

the Agreed

Form made

or to

be made

between (i)

the Borrowers

and (ii)

the Swap
Bank

and

includes

all

Designated

Transactions

from

time

to

time

entered

into,

and

all
Confirmations

of

such

Designated

Transactions

from

time

to

time

exchanged,

under

such
master agreement.
"
Master

Agreement

Assignment
"

means

the

assignment

of

the

Master

Agreement

in

the
Agreed Form.
" MOA A
" means the

memorandum of

agreement dated

17 August

2022 and made

between
(i) Manra as

buyer and (ii) Seller

A as seller,

as the same may

from time to

time be amended
pursuant to the terms of this Agreement.
" MOA B
" means the

memorandum of agreement dated 17

August 2022 and

made between (i)
Jabwot

as buyer

and (ii)

Seller B

as seller,

as the

same may

from

time to

time be

amended
pursuant to the terms of this Agreement.
" MOA C
" means the

memorandum of agreement dated 17 August

2022 and made between

(i)
Arorae

as buyer

and (ii)

Seller C

as seller,

as the

same may

from

time to

time be

amended
pursuant to the terms of this Agreement.
" MOA D
" means the

memorandum of

agreement dated

17 August 2022

and made between
(i) Tamana as buyer and (ii) Seller D as seller,

as the same may from time to time be amended
pursuant to the terms of this Agreement.
" MOA E
" means the memorandum

of agreement dated 17 August 2022

and made between (i)
Beru

as

buyer

and

(ii)

Seller

E

as

seller,

as

the

same

may

from

time

to

time

be

amended
pursuant to the terms of this Agreement.
" MOA F
" means the memorandum

of agreement dated 17 August 2022

and made between (i)
Bonriki as

buyer and

(ii) Seller

F as

seller,

as the

same may

from

time to

time be

amended
pursuant to the terms of this Agreement.

" MOA G
" means the

memorandum of agreement

dated 17

August 2022 and

made between
(i) Ejite

as buyer

and (ii)

Seller G

as seller,

as the

same may

from time

to time

be amended
pursuant to the terms of this Agreement.
" MOA H
" means the

memorandum of

agreement dated

17 August 2022

and made between
(i) Taongi

as buyer and (ii) Seller

H as seller,

as the same may

from time to time

be amended
pursuant to the terms of this Agreement.
" MOA I
" means the memorandum of agreement dated 17 August 2022 and made between (i)
Namorik as

buyer and

(ii) Seller

I as

seller,

as the

same may

from time

to time

be amended
pursuant to the terms of this Agreement.
" Month
"

means

a

period

starting

on

one

day

in

a

calendar

month

and

ending

on

the
numerically corresponding day in the next calendar month, except that:
(a)

(subject to paragraph
0

below) if the numerically corresponding day

is not a Business
Day,

that period shall

end on the

next Business Day

in that calendar

month in which
that period

is to

end if

there is

one, or

if there

is not,

on the

immediately preceding
Business Day;
(b)

if there

is no

numerically corresponding

day in

the calendar

month in

which that

period
is to end, that period shall end on the last Business Day in that calendar month; and
(c)

if an Interest Period begins on the last Business

Day of a calendar month, that Interest
Period shall end on the last Business Day in the calendar month in which that Interest
Period is to end.
The above rules will only apply to the last Month of any period.
" Mortgage " means, in relation to a Ship, the first preferred Marshall Islands ship mortgage on that Ship in the Agreed Form and, in the plural, means all of them.
" Namorik
" means Namorik

Shipping Company Inc., a

corporation incorporated in the Republic
of the Marshall Islands whose

registered address is at Trust Company Complex, Ajeltake Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
" Notifying Lender " has the meaning given in Clause
0

(
Illegality ) or Clause
0

(
Increased costs )
as the context requires.
"Palios Family
" means, together, each

of the following:
(a)

Mr.

Simeon Palios;

(b)

all the lineal descendants in direct line of Mr. Simeon Palios;
(c)

a husband or wife or widower or widow of any of the above persons;
(d)

the estates, trusts

or legal representatives

of which any of the

above persons are the
beneficiaries; and
(e)

each company legally or beneficially owned or (as the case may be) controlled by one or more of the persons or entities which would fall within paragraphs (a) to (d) of this definition,

and each one of the above shall be referred to as " a member of the Palios Family ";
" Participating Member State
" means any

member state

of the European

Union that has

the
euro

as its

lawful currency

in accordance

with legislation

of the

European Union

relating

to
Economic and Monetary Union.
" Party " means a party to this Agreement.
" Payment Currency " has the meaning given in Clause
0

(
Currency indemnity ).
" Permitted Security Interests " means:
(a)

Security Interests created by the Finance Documents;
(b)

liens for unpaid

master's and

crew's wages in

accordance with

usual maritime

practice;
(c)

liens for salvage;
(d)

liens arising

by operation

of law

for

not more

than two

months' prepaid

hire under
any charter in relation to a Ship not prohibited by this Agreement;
(e)

liens for

master's

disbursements incurred

in the

ordinary course

of

trading

and any
other

lien

arising

by

operation

of

law

or

otherwise

in

the

ordinary

course

of

the
operation, repair or

maintenance of a

Ship, provided such

liens do not

secure amounts
more

than

30

days

overdue

(unless

the overdue

amount

is

being

contested

by

the
relevant Borrower in good faith by appropriate

steps) and subject, in the case of liens
for

repair

or

maintenance,

to

Clause
0

(
Restriction

on

chartering,

appointment

of
managers etc. );
(f)

any Security

Interest created

in favour

of a

plaintiff or defendant

in any

proceedings
or

arbitration

as

security

for

costs

and

expenses

where

the

Borrower

is

actively
prosecuting or defending such proceedings or arbitration in good faith; and
(g)

Security Interests arising by

operation of law in

respect of taxes which

are not overdue
for payment or in respect

of taxes being contested

in good faith by appropriate steps
and in respect of which appropriate reserves have been made.
" Pertinent Document " means:
(a)

any Finance Document;
(b)

any

policy

or

contract

of

insurance

contemplated

by

or

referred

to

in

Clause
0
( Insurance ) or any other provision of this Agreement or another Finance Document;
(c)

any other document contemplated by or referred to in any Finance Document; and
(d)

any

document

which

has

been

or

is

at

any

time

sent

by

or

to

a

Servicing

Bank

in
contemplation of or in connection with any Finance Document or any policy, contract or document falling within paragraphs
0

or
0.
" Pertinent Jurisdiction ", in relation to a company, means:
(a)

England and Wales;

(b)

the country under the laws of which the company is incorporated or formed;
(c)

a country

in which

the company

has the

centre of

its main

interests or

in which

the
company's central management and control is or has recently been exercised;
(d)

a country in

which the overall

net income of

the company is

subject to corporation

tax,
income tax or any similar tax;
(e)

a country in which assets of the company (other than

securities issued by, or loans to,
related

companies)

having

a

substantial

value

are

situated,

in

which

the

company
maintains

a

branch

or

permanent place

of

business,

or

in

which

a

Security Interest
created by the company must or should be registered in order to ensure its validity or priority; and
(f)

a country the

courts of which have

jurisdiction to make

a winding up, administration
or similar order in relation to

the company,

whether as main or territorial or ancillary
proceedings, or which would have such jurisdiction if their assistance were requested by the courts of a country referred to in paragraphs
0

or
0.
" Pertinent Matter " means:
(a)

any

transaction

or

matter

contemplated

by,

arising

out

of,

or

in

connection

with

a
Pertinent Document; or
(b)

any statement

relating to

a Pertinent

Document or to

a transaction

or matter

falling
within paragraph
0,
and covers any

such transaction, matter or statement,

whether entered into,

arising or made
at any time before the signing of this Agreement or on or at any time after that signing.
" Poseidon Principles
" means the financial

industry framework for assessing and

disclosing the
climate

alignment

of

ship

finance

portfolios

published

in

June

2019

as

the

same

may

be
amended or replaced from time to time.
"
Potential

Event

of Default
" means

an event

or circumstance

which, with

the giving

of

any
notice, the lapse of time, a determination

of the Lenders and/or

the satisfaction of any

other
condition, would constitute an Event of Default.
" Purchase Price
" means, in relation

to each Ship, the

price for

that Ship as

stated in clause

1
of the relevant MOA.
"
Quotation

Day
"

means,

in

relation

to

any

period

for

which

an

interest

rate

is

to

be
determined, two US

Government Securities Business Days

before the

first day

of that period
unless

market

practice

differs

in

the

relevant

syndicated

loan

market

in

which

case

the
Quotation Day will be

determined by the Agent in accordance

with that market practice

(and
if quotations

would normally

be given

on more

than one

day,

the Quotation

Day will

be the
last of those days).
" Reference Rate " means, in relation to the Loan or any part of the Loan:
(a)

the applicable Term

SOFR as of the Quotation Day

and for a period equal in length

to
the Interest Period of the Loan or that part of the Loan;

or

(b)

as otherwise determined pursuant to Clause
0

(
Unavailability of Term SOFR ),
and if, in either

case, that rate is

less than zero, the

Reference Rate shall be deemed

to be zero.
"
Relevant

Market
"

means

the

market

for

overnight

cash

borrowing

collateralised

by

US
Government Securities.
"
Relevant

Nominating

Body
"

means

any

applicable

central

bank,

regulator

or

other
supervisory authority or

a group

of them,

or any

working group

or committee

sponsored or
chaired by, or constituted at the request of,

any of them or the Financial Stability Board.
" Relevant Person " has the meaning given in Clause
0

(
Relevant Persons ).
" Repayment Date
" means a date on which a repayment

is required to be made under Clause
0

(
Repayment and Prepayment ).
" Repayment Instalment " means any repayment instalment referred to in Clause
0

(
Amount of
repayment instalments ).
" Requisition Compensation
" includes all compensation or

other moneys payable by reason of
any act or event such as is referred to in paragraph
0

of the definition of "
Total Loss ".
" Resolution Authority
" means any body which has authority to

exercise any Write

-down and
Conversion Powers.
" Restricted Party " means a person:
(a)

that is listed on any Sanctions List (whether designated

by name or by reason of being
included in a class of person);
(b)

located, organised

or resident in

a country or

territory that is

the target

of Sanctions
that broadly prohibit

dealings with that country or territory

(currently,

Crimea, Cuba,
Iran, North Korea, Syria, Donetsk and Luhansk); or
(c)

that is directly or

indirectly owned or controlled

by a person referred

to in (a) and/or
(b) above; or
(d)

with

which

any

Lender

is

prohibited

from

dealing

or

otherwise

engaging

in

a
transaction with by any Sanctions.
" Sanctions Authority
" means the Norwegian

State, the United

Nations, the European

Union,
the member states of the European Union, the United Kingdom, the United States of America
and any authority,

official institution or agency acting on

behalf of any of them in

connection
with Sanctions.
" Sanctions
" means the economic or financial Sanctions and/or regulations, trade embargoes,
prohibitions,

restrictive

measures,

decisions,

Executive

Orders

or

notices

from

regulators
implemented,

adapted,

imposed,

administered,

enacted

and/or

enforced

by

any

Sanctions
Authority.
" Sanctions List
" means a list of

persons or entities published in connection

with Sanctions by
or on behalf of any Sanctions Authority.

" Secured Liabilities
" means

all liabilities

which the

Borrowers, the

Corporate Guarantor,

the
Security Parties

or

any

of

them have,

at

the date

of

this Agreement

or

at

any

later

time or
times,

under or

in

connection with

any

Finance Document

or

any

judgment

relating

to

any
Finance

Document;

and

for

this

purpose,

there

shall

be

disregarded

any

total

or

partial
discharge of these liabilities, or variation of their terms, which is effected by,

or in connection
with, any bankruptcy, liquidation, arrangement

or other procedure under the insolvency laws
of any country.
" Security Interest
" means:

(a)

a mortgage,

charge (whether

fixed or

floating) or

pledge, any

maritime or other

lien
or any other security interest of any kind;

(b)

the security rights of a plaintiff under an action
in rem
; and

(c)

any arrangement

entered into by

a person (A) the

effect of which

is to place another
person (B) in a position which is similar, in economic terms, to the position in which B would have been had he held

a security interest over an asset of A;

but this paragraph
0

does

not

apply

to

a

right

of

set

off

or

combination

of

accounts

conferred

by

the
standard terms of business of a bank or financial institution.
"
Security

Party
"

means

the

Corporate

Guarantor,

the

Approved

Manager

and

any

other
person (except a Creditor

Party) who, as a

surety or mortgagor, as a

party to any

subordination
or priorities

arrangement, or

in any

similar capacity,

executes

a document

falling within

the
last paragraph of the definition of " Finance Documents ".
" Security Period
" means

the period

commencing on

the date

of this

Agreement and

ending
on

the

date

on

which

the

Agent

notifies

the

Borrowers,

the

Security Parties

and

the

other
Creditor Parties that:

(a)

all amounts

which have

become due

for

payment by

the Borrowers

or any

Security
Party under the Finance Documents have been paid;
(b)

no

amount

is

owing

or

has

accrued

(without

yet

having

become

due

for

payment)
under any Finance Document;
(c)

neither a Borrower nor any Security Party

has any future or contingent

liability under
Clause
0

(
Fees and expenses ),
0

(
Indemnities ) or
0

(
No set-off or Tax Deduction ) below
or any other provision of this Agreement or another Finance Document; and
(d)

the Agent, the Security Trustee and the Majority Lenders do not

consider that there is
a significant risk that

any payment or transaction under

a Finance Document

would be
set aside, or would have to be

reversed or adjusted, in any

present or possible future
bankruptcy of

the Borrowers

or a

Security Party

or in

any present

or possible

future
proceeding

relating

to

a

Finance

Document

or

any

asset

covered

(or

previously
covered) by a Security Interest created by a Finance Document.
" Security Trustee
" means Nordea

Bank Abp, filial

i Norge,

acting in such

capacity through its
office at Essendrops gate 7, Postboks 1166,

Sentrum, 0107 Oslo,

920058817 MVA, Norway, or
any successor of it appointed under clause 5 of the Agency and Trust Deed.
" Selection Notice
" means

a notice

substantially in

the form

set out

in Schedule

6 (
Selection
Notice ) given in accordance with Clause 6 ( Interest Periods ).

" Seller A
" means STH

Athens LLC

of Trust

Company Complex,

Ajeltake Road,

Ajeltake Island,
Majuro, Marshall Islands MH96960.
" Seller B
" means

STH

Chiba LLC

of

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro, Marshall Islands MH96960.
"
Seller

C
"

means

STH

Kure

LLC

of

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro, Marshall Islands MH96960.
" Seller D
" means STH

London LLC of Trust

Company Complex, Ajeltake

Road, Ajeltake

Island,
Majuro, Marshall Islands MH96960.
" Seller E " means STH Montreal LLC of Trust Company Complex, Ajeltake Road, Ajeltake Island,
Majuro, Marshall Islands MH96960.
" Seller F
" means STH New

York LLC of Trust Company Complex, Ajeltake Road, Ajeltake Island,
Majuro, Marshall Islands MH96960.
"
Seller

G
"

means

STH

Oslo

LLC

of

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro, Marshall Islands MH96960.
" Seller H
" means STH

Sydney LLC

of Trust

Company Complex, Ajeltake

Road, Ajeltake

Island,
Majuro, Marshall Islands MH96960.
"
Seller

I
"

means

STH

Tokyo

LLC

of

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro, Marshall Islands MH96960.
" Servicing Bank " means the Agent or the Security Trustee.
"
Shares

Pledge
"

means,

in

relation

to

each

Borrower,

a

deed

executed

by

the

Corporate
Guarantor,

creating security over the

share capital of

that Borrower

in the Agreed Form

and,
in the plural, means all of them.
" Ship A
" means

the 2015-built

Ultaramax

bulk carrier

vessel of

60,508 deadweight

tonnage
"STH

ATHENS"

with

IMO

No.

9747390

registered

in

the

ownership

of

Seller

A

and

to

be
purchased

by

Manra

pursuant

to

the terms

and conditions

of MOA

A and

registered

in the
name of Manra under the Approved Flag with the name "DSI PEGASUS".
" Ship B
" means

the 2017-built

Ultaramax

bulk carrier

vessel of

60,456 deadweight

tonnage
"STH

CHIBA"

with

IMO

No.

9738337

registered

in

the

ownership

of

Seller

B

and

to

be
purchased by

Jabwot pursuant

to

the terms

and conditions

of MOA

B and

registered

in the
name of Jabwot under the Approved Flag with the name "DSI PHOENIX".
" Ship C
" means

the 2016-built

Ultaramax

bulk carrier

vessel of

60,309 deadweight

tonnage
"STH KURE" with

IMO

No. 9749269

registered in the

ownership of Seller

C and to

be purchased
by Arorae pursuant

to the terms

and conditions

of MOA

C and

registered in the

name of

Arorae
under the Approved Flag with the name "DSI AQUARIUS".
" Ship D
" means

the 2015-built

Ultaramax

bulk carrier

vessel of

60,309 deadweight

tonnage
"STH

LONDON"

with

IMO

No.

9747405

registered

in

the

ownership

of

Seller

D

and

to

be
purchased by

Tamana

pursuant to

the terms and

conditions of MOA

D and

registered in

the
name of Tamana under the Approved Flag with the name "DSI POLLUX".

"
Ship

E
" means

the 2018-built

Ultaramax

bulk carrier

vessel

of 60,362

deadweight tonnage
"STH

MONTREAL" with

IMO

No. 9800635

registered

in

the ownership

of

Seller E

and

to

be
purchased by Beru pursuant to the

terms and conditions of

MOA E and registered in the

name
of Beru under the Approved Flag with the name "DSI PYXIS".
"
Ship

F
" means

the 2015-built

Ultaramax

bulk carrier

vessel

of

60,309 deadweight

tonnage
"STH

NEW

YORK"

with

IMO

No.

9729362

registered

in

the

ownership

of

Seller

F

and

to

be
purchased

by

Bonriki pursuant

to

the terms

and conditions

of

MOA

F and

registered

in the
name of Bonriki under the Approved Flag with the name "DSI AQUILA".
" Ship G
" means

the 2018-built

Ultaramax

bulk carrier

vessel of

60,404 deadweight

tonnage
"STH OSLO" with

IMO No.

9738349 registered in

the ownership of

Seller G

and to

be purchased
by Ejite

pursuant to

the terms

and conditions

of MOA

G and

registered

in the

name of

Ejite
under the Approved Flag with the name "DSI POLARIS".
" Ship H
" means

the 2016-built

Ultaramax

bulk carrier

vessel of

60,309 deadweight

tonnage
"STH

SYDNEY"

with

IMO

No.

9749245

registered

in

the

ownership

of

Seller

H

and

to

be
purchased

by Taongi

pursuant

to

the terms

and conditions

of MOA

H and

registered

in the
name of Taongi under the Approved Flag with the name "DSI ALTAIR

".
"
Ship

I
"

means

the 2016-built

Ultaramax

bulk

carrier

vessel

of

60,309

deadweight

tonnage
"STH

TOKYO"

with

IMO

No.

9749257

registered

in

the

ownership

of

Seller

I

and

to

be
purchased by

Namorik pursuant

to the

terms and

conditions of

MOA I

and registered

in the
name of Namorik under the Approved Flag with the name "DSI ANDROMEDA".
" Ships " means, together, Ship A, Ship B, Ship C, Ship D, Ship E, Ship F, Ship G, Ship H and Ship I
and, in the singular, means any of them.
" SOFR
"

means

the

secured

overnight

financing

rate

(SOFR)

administered

by

the

Federal
Reserve Bank

of New

York

(or any

other person

which takes

over the

administration of

that
rate) published (before any correction, recalculation or republication by the administrator) by the Federal Reserve

Bank of New York

(or any other person

which takes over

the publication
of that rate).
" Statement of Compliance
" means a Statement of

Compliance related to fuel

oil consumption
pursuant to regulations 6.6 and 6.7 of Annex VI.
" Swap Bank " means Nordea Bank Abp.
" Swap Exposure
" means,

as at

any relevant

date, the

amount certified

by the

Swap Bank

to
the Agent to be

the aggregate net amount

in Dollars which

would be payable by

the Borrowers
to the

Swap Bank

under (and calculated

in accordance with)

section 6(e) (
Payments on

Early
Termination
)

of

the

Master

Agreement

if

an

Early

Termination

Date

had

occurred

on

the
relevant date in relation to all outstanding Designated Transactions

.
" Tamana
" means Tamana

Shipping Company Inc., a corporation

incorporated in the Republic
of the Marshall Islands whose

registered address is at Trust Company Complex, Ajeltake Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
" Taongi
" means Taongi

Shipping Company Inc., a corporation incorporated

in the Republic of
the Marshall

Islands whose

registered

address is

at Trust

Company Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.

"
Termination

Date
" means the date falling

on the fifth anniversary of

the Drawdown Date

of
the first Tranche.
"
Term

SOFR
" means

the term

SOFR reference

rate

administered by

CME Group

Benchmark
Administration Limited (or any other person which takes over the administration of that rate)
for the relevant period published (before any correction, recalculation or republication by the administrator) by

CME Group Benchmark Administration

Limited (or any

other person which
takes over the publication of that rate).
" Total Loss " means, in relation to a Ship
(a)

actual, constructive, compromised, agreed or arranged total loss of the Ship;
(b)

any expropriation, confiscation, requisition or acquisition of the Ship, whether for full consideration, a

consideration less

than its

proper value,

a nominal

consideration or
without any

consideration, which

is effected

by any

government or

official authority
or by

any person

or persons

claiming to

be or

to represent

a government

or official
authority

(excluding

a

requisition

for

hire

for

a

fixed

period

not

exceeding

1

year
without any right to an extension) unless it is within one month redelivered to the full control of the Borrower owning that Ship;
(c)

any condemnation of the Ship by

any tribunal or by any

person or person claiming to
be a tribunal; and
(d)

any arrest,

capture, seizure or

detention of the

Ship (including any hijacking or

theft)
unless it is

within 30 days

redelivered to

the full control

of the Borrower

owning the
Ship.
" Total Loss Date " means, in relation to a Ship:
(a)

in the

case of

an actual

loss of

the Ship,

the date

on which

it occurred

or,

if that

is
unknown, the date when the Ship was last heard of;
(b)

in the case of a constructive,

compromised, agreed or arranged total

loss of the Ship,
the earliest of:
(i)

the date on which a notice of abandonment is given to the insurers; and
(ii)

the date of

any compromise, arrangement or

agreement made by

or on behalf
of the Borrower owning the Ship

with the Ship's insurers in which

the insurers
agree to treat the Ship as a total loss; and
(c)

in the

case of

any other

type of

total loss,

on the

date (or

the most likely

date) on

which
it appears to the Agent that the event constituting the total loss occurred.
" Tranche
" means each of

Tranche

A, Tranche

B, Tranche

C, Tranche

D, Tranche

E, Tranche

F,
Tranche G, Tranche

H and Tranche I.

"
Tranche

A
" means that

part of the

Loan made or

to be

made available

to Manra

to finance
up to

the lesser

of (a)

$20,900,000 representing

approximately

60 per

cent. of

the Purchase
Price of Ship A and (b) 67.5 per cent. of the Initial Market Value of Ship A.

"
Tranche

B
" means that

part of the

Loan made or

to be made

available to

Jawbot to finance
up to

the lesser

of (a)

$22,800,000 representing

approximately

60 per

cent. of

the Purchase
Price of Ship B and (b) 67.5 per cent. of the Initial Market Value of Ship B.
"
Tranche

C
" means that

part of the

Loan made or

to be made

available to

Arorae to

finance
up to

the lesser

of (a)

$22,000,000 representing

approximately

60 per

cent. of

the Purchase
Price of Ship C and (b) 67.5 per cent. of the Initial Market Value of Ship C.
" Tranche D
" means that part of the Loan made or to

be made available to Tamana

to finance
up to

the lesser

of (a)

$20,900,000 representing

approximately

60 per

cent. of

the Purchase
Price of Ship D and (b) 67.5 per cent. of the Initial Market Value of Ship D.
"
Tranche

E
" means that part of

the Loan made or to

be made available to

Beru to finance up
to the lesser of (a) $24,250,000 representing approximately 60 per cent. of the Purchase Price
of Ship E and (b) 67.5 per cent. of the Initial Market Value of Ship E.
"
Tranche

F
" means that

part of the

Loan made or

to be

made available

to Bonriki to

finance
up to

the lesser

of (a)

$20,900,000 representing

approximately

60 per

cent. of

the Purchase
Price of Ship F and (b) 67.5 per cent. of the Initial Market Value of Ship F.
" Tranche G
" means that part of

the Loan made or to

be made available to

Ejite to finance up
to the lesser of (a) $24,250,000 representing approximately 60 per cent. of the Purchase Price
of Ship G and (b) 67.5 per cent. of the Initial Market Value of Ship G.
"
Tranche

H
" means that

part of the

Loan made or

to be

made available

to Taongi

to finance
up to

the lesser

of (a)

$22,000,000 representing

approximately

60 per

cent. of

the Purchase
Price of Ship H and (b) 67.5 per cent. of the Initial Market Value of Ship H.
" Tranche I
" means that part of the

Loan made or to be

made available to Namorik to

finance
up to

the lesser

of (a)

$22,000,000 representing

approximately

60 per

cent. of

the Purchase
Price of Ship I and (b) 67.5 per cent. of the Initial Market Value of Ship I.
" Transaction " has the meaning given in the Master Agreement.
" Transfer Certificate " has the meaning given in Clause
0

(
Transfer by a Lender
).

" Trust Property
" has the meaning given in clause 3.1 of the Agency and Trust Deed.

" UK Bail-In Legislation
" means Part 1 of the United

Kingdom Banking Act 2009 and any other
law or

regulation applicable

in the

United Kingdom

relating to

the resolution

of unsound

or
failing banks,

investment firms

or other

financial institutes

or their

affiliates (otherwise

than
through liquidation, administration or other insolvency proceedings).
"
Unpaid

Sum
"

means

any

sum

due

and

payable

but

unpaid

by

a

Security

Party

under

the
Finance Documents.
" US " means the United States of America.
" US Government Securities Business Day " means any day other than:
(a)

a Saturday or a Sunday; and

(b)

a

day

on

which

the

Securities

Industry

and

Financial

Markets

Association

(or

any
successor

organisation)

recommends

that

the

fixed

income

departments

of

its
members

be

closed

for

the

entire

day

for

purposes

of

trading

in

US

Government
securities.
" US Tax Obligor " means:
(a)

a person which is resident for tax purposes in the US; or
(b)

a

person

some

or

all

of

whose

payments

under

the

Finance

Documents

are

from
sources within the US for US federal income tax purposes.
" Write-down and Conversion Powers " means:
(a)

in relation

to

any

Bail-In Legislation

described in

the EU

Bail-In Legislation

Schedule
from time

to time, the powers

described as such in relation to

that Bail-In Legislation
in the EU Bail-In Legislation Schedule;
(b)

in relation

to the

UK Bail-In

Legislation, any

powers under

that UK

Bail-In Legislation
to cancel, transfer or dilute shares

issued by a

person that is a

bank or investment firm
or other

financial institution or

affiliate of

a bank,

investment

firm or other

financial
institution, to cancel, reduce, modify or change the form of a liability of such a person
or any contract or instrument under which that liability arises,

to convert all or part of
that liability into

shares, securities or obligations

of that person

or any other

person,
to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the
powers under that UK Bail-In

Legislation that are related to or

ancillary to any of

those
powers; and
(c)

in relation to any other applicable Bail-In Legislation:
(i)

any powers

under that

Bail-In Legislation

to cancel,

transfer

or dilute

shares
issued

by

a

person

that

is

a

bank

or

investment

firm

or

other

financial
institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of

a liability of such a person or
any contract

or instrument

under which that

liability arises, to

convert all

or
part of that liability into shares, securities or obligations of that person or any other person, to provide

that any such contract or

instrument is to have effect
as if a

right had been

exercised under it or

to suspend any

obligation in respect
of

that

liability

or

any

of

the

powers

under

that

Bail-In

Legislation

that

are
related to or ancillary to any of those powers; and
(ii)

any similar or analogous powers under that Bail-In Legislation.
1.2

Construction of certain terms
In this Agreement:
"
administration

notice
"

means

a

notice

appointing

an

administrator,

a

notice

of

intended
appointment and

any other

notice which

is required

by law

(generally or

in the

case concerned)
to be filed with the court

or given to a person prior

to, or in connection with, the appointment
of an administrator.

" approved
" means, for the

purposes of Clause
0

(
Insurance
), approved in writing

by the Agent.
" asset
" includes every

kind of property,

asset, interest

or right, including

any present,

future
or contingent right to any revenues or other payment.
a Lender's " cost of funds
" in relation to its

participation in the Loan or any

part of the Loan is
a reference to the average cost (determined either on

an actual or a

notional basis) which that
Lender would

incur if

it were

to fund,

from whatever

source(s) it

may

reasonably select,

an
amount equal

to the

amount of

that participation

in the

Loan or

that part

of the

Loan for

a
period equal in length to the Interest Period of the Loan or that part of the Loan.
" company " includes any partnership, joint venture and unincorporated association.
" consent
" includes an authorisation, consent,

approval, resolution, licence, exemption,

filing,
registration, notarisation and legalisation.
" contingent liability
" means a

liability which

is not certain

to arise and/or the

amount of which
remains unascertained.
" document " includes a deed; also a letter or fax.
" excess risks
" means,

in relation

to a

Ship, the

proportion of

claims for

general average, salvage
and salvage

charges not

recoverable

under the

hull and

machinery policies

in respect

of the
Ship in consequence of

its insured value being less

than the value at which

the Ship is assessed
for the purpose of such claims.
" expense
" means

any

kind of

cost,

charge or

expense

(including all

legal

costs,

charges

and
expenses) and any applicable value added or other tax.
" law
"

includes

any

order

or

decree,

any

form

of

delegated

legislation,

any

treaty

or
international

convention

and

any

regulation

or

resolution

of

the

Council

of

the

European
Union, the European Commission, the United Nations or its Security Council.
"
legal

or

administrative

action
"

means

any

legal

proceeding

or

arbitration

and

any
administrative or regulatory action or investigation.
" liability
"

includes

every

kind

of

debt

or

liability

(present

or

future,

certain

or

contingent),
whether incurred as principal or surety or otherwise.
"
obligatory

insurances
"

means,

in

relation

to

a

Ship,

all

insurances

effected,

or

which

the
Borrower

owning

the

Ship

is

obliged

to

effect,

under

Clause
0

(
Insurance
)

or

any

other
provision of this Agreement or another Finance Document.
" parent company " has the meaning given in Clause
0

(
Meaning of "subsidiary" ).
" person
"

includes

any

company;

any

state,

political

sub-division

of

a

state

and

local

or
municipal authority; and any international organisation.
" policy
", in relation

to any

insurance, includes

a slip, cover

note, certificate of

entry or other
document evidencing the contract of insurance or its terms.
"
protection and indemnity

risks
" means the

usual risks covered by

a protection and

indemnity
association

managed

in

London,

including pollution

risks

and

the

proportion

(if

any)

of

any

sums payable

to any

other person

or persons

in case

of collision

which are

not recoverable
under the hull and

machinery policies by

reason of the

incorporation in them of

clause 6 of

the
International Hull Clauses

(1/11/02 or 1/11/03), clause

8 of the

Institute Time Clauses (Hulls)
(1/11/95) or clause 8 of the Institute Time Clauses

(Hulls) (1/10/83) or the Institute Amended
Running Down Clause (1/10/71) or any equivalent provision.
" regulation
" includes any regulation,

rule, official directive, request or

guideline (either having
the force of

law or compliance with which

is reasonable in the ordinary

course of business of
the

party

concerned)

whether

or

not

having

the

force

of

law

of

any

governmental,
intergovernmental

or supranational

body,

agency,

department or

regulatory,

self-regulatory
or other authority or organisation.
" subsidiary " has the meaning given in Clause
0

(
Meaning of "subsidiary"
).

" successor
"

includes

any

person

who

is

entitled

(by

assignment,

novation,

merger

or
otherwise) to

any

person's rights

under this

Agreement or

any other

Finance Document

(or
any

interest

in those

rights) or

who,

as administrator,

liquidator or

otherwise, is

entitled to
exercise

those rights;

and in

particular references

to a

successor include

a person

to whom
those rights

(or any

interest

in those

rights) are

transferred

or pass

as a

result of

a merger,
division, reconstruction or other reorganisation of it or any other person.

" tax
"

includes

any

present

or

future

tax,

duty,

impost,

levy

or

charge

of

any

kind

which

is
imposed by any

state, any

political sub-division of

a state

or any

local or municipal

authority
(including

any

such

imposed

in

connection

with

exchange

controls),

and

any

connected
penalty, interest or

fine.
"
war

risks
"

includes

the

risk

of

mines

and

all

risks

excluded

by

clauses

29,

30

or

31

of

the
International

Hull

Clauses

(1/11/02),

clauses

29

or

30

of

the

International

Hull

Clauses
(1/11/03), clauses 24, 25 or 26

of the Institute Time Clauses (Hulls) (1/11/95)

or clauses

23, 24
or 25 of the Institute Time Clauses (Hulls) (1/10/83) or any equivalent provision.
1.3

Meaning of "subsidiary"
A company (S) is a subsidiary of another company (P) if:
(a)

a majority

of the issued

shares in S

(or a

majority of the

issued shares in

S which

carry unlimited
rights to capital and

income distributions) are

directly owned by

P or are indirectly

attributable
to P; or
(b)

P

has

direct

or

indirect

control

over

a

majority

of

the

voting

rights

attaching

to

the

issued
shares of S; or
(c)

P has the direct or indirect power to appoint or remove a majority of the directors of S; or
(d)

P otherwise

has the

direct or

indirect power

to ensure

that the

affairs

of S

are conducted

in
accordance with the wishes of P,
and any company of which S is a subsidiary is a parent company of S.
1.4

General Interpretation
In this Agreement:

(a)

references to, or to a provision of, a Finance Document or any other document are references to it as amended or supplemented, whether before the date of this Agreement or otherwise;
(b)

references to,

or to a provision of,

any law include any

amendment, extension, re-enactment
or replacement, whether made before the date of this Agreement or otherwise;

(c)

words denoting the singular number shall include the plural and vice versa; and
(d)

Clauses
0

to
0

apply unless the contrary intention appears.
1.5

Headings
In interpreting

a Finance

Document or

any provision

of a

Finance Document,

all clause,

sub-
clause

and

other

headings

in

that

and

any

other

Finance

Document

shall

be

entirely
disregarded.
2

FACILITY

2.1

Amount of facility
Subject

to

the

other

provisions

of

this

Agreement,

the

Lenders

shall

make

available

to

the
Borrowers,

in

one

advance,

a

term

loan

facility

of

up

to

the

lesser

of

(i)

$200,000,000
representing

approximately

60 per

cent. of

the Purchase

Price of

the Ships

and (ii)

67.5 per
cent. of the aggregate Initial Market Value of the Ships for the purpose of financing part of

the
Ships' acquisition cost and for general corporate and working capital purposes.

2.2

Lenders' participations in the Loan
Subject to the other provisions of this Agreement, each Lender shall participate in the Loan in the

proportion

which,

as

at

the

Drawdown

Date,

its

Commitment

bears

to

the

Total
Commitments.
2.3

Purpose of the Loan
The Borrowers

undertake with each

Creditor Party to

use each Advance only

for the purpose
stated in the preamble to this Agreement.
3

POSITION OF THE LENDERS, THE SWAP BANK AND THE MAJORITY LENDERS
3.1

Interests of Lenders and Swap Bank several
The rights of

the Lenders and

the Swap Bank under

this Agreement and

the Master Agreement
are several; accordingly:
(a)

each Lender shall be

entitled to sue for any

amount which has become

due and payable by the
Borrowers to it under this Agreement; and
(b)

the Swap Bank shall be entitled to sue for

any amount which has become due and payable by
the Borrowers to it under the Master Agreement,
without

joining

the

Agent,

the

Security

Trustee,

any

other

Lender

and

the

Swap

Bank

as
additional parties in the proceedings.

3.2

Proceedings by individual Lender or Swap Bank
However,

without the

prior consent

of

the Majority

Lenders,

no Lender

nor the

Swap

Bank
may bring proceedings in respect of:
(a)

any other liability or obligation of any Borrower or a Security Party under or connected with a
Finance Document; or
(b)

any

misrepresentation

or

breach

of

warranty

by

any

Borrower

or

a

Security

Party

in

or
connected with a Finance Document.
3.3

Obligations several
The obligations of the

Lenders and the Swap

Bank under this

Agreement and of the

Swap Bank
under the

Master Agreement

are several; and

a failure

of a

Lender or

the Swap

Bank to

perform
its obligations under this Agreement or of the Swap Bank to perform its obligations under the
Master Agreement shall not result in:
(a)

the obligations

of the other

Lenders or

(as the case

may be)

the Swap

Bank being increased;
nor
(b)

any Borrower,

any Security Party or

any other Creditor Party

being discharged (in whole or in
part) from its obligations under any Finance Document,
and in no

circumstances shall a

Lender or the

Swap Bank have

any responsibility for

a failure
of another

Lender or

the Swap

Bank to

perform its

obligations under

this Agreement

or the
Master Agreement.
3.4

Parties bound by certain actions of Majority Lenders
Every Lender,

the Swap Bank, each Borrower and each Security Party shall be bound by:
(a)

any

determination made,

or action

taken,

by the

Majority Lenders

under any

provision of

a
Finance Document;
(b)

any

instruction or

authorisation

given

by

the Majority

Lenders

to

the Agent

or the

Security
Trustee

under

or

in

connection

with

any

Finance

Document

(subject

always

to

Clause
0
( Variations, waivers etc. by Majority Lenders) );
(c)

any action

taken (or

in good faith

purportedly taken)

by the

Agent or

the Security Trustee

in
accordance with such an instruction or authorisation.
3.5

Reliance on action of Agent
However,

each Borrower and each Security Party:
(a)

shall

be

entitled

to

assume

that

the

Majority

Lenders

have

duly

given

any

instruction

or
authorisation which, under any provision

of a Finance Document, is

required in relation to any
action which the Agent has taken or is about to take; and
(b)

shall not be

entitled to require any evidence

that such an

instruction or authorisation

has been
given.

3.6

Construction
In Clauses
0

(
Parties bound by certain actions of Majority Lenders ) and
0

(
Reliance on action of
Agent
) references

to action

taken

include (without

limitation) the

granting of

any waiver

or
consent, an approval of any document and an agreement to any matter.
4

DRAWDOWN

4.1

Request for an Advance
Subject

to

the

following

conditions,

the

Borrowers

may

request

an

Advance

to

be made

in
relation to a Ship by ensuring that the Agent receives a completed Drawdown Notice not later than 11.00 a.m. (Oslo

time) three Business Days

(or such shorter period

as the Agent

may,

in
its absolute discretion, agree) prior to the intended Drawdown Date.
4.2

Availability
The conditions referred to in Clause
0

(
Request for an Advance ) are that:
(a)

the Drawdown Date has to be a Business Day during the Availability Period;

(b)

there shall be no more than one Advance in respect of each Tranche;
(c)

the amount of the Advance under a Tranche shall not exceed the lesser of:
(i)

the

amount

set

out

for

that

Advance

in

the

definition

of

that

Tranche

in

Clause
0
( Definitions
) representing approximately 60 per cent. of the

Purchase Price of the Ship
to which that Tranche relates;

and

(ii)

67.5 per cent.

of the Initial

Market Value of the Ship to

which that Tranche relates;

and
(d)

the aggregate amount of all Advances shall not exceed the Total

Commitments.
4.3

Notification to Lenders of receipt of a Drawdown Notice
The Agent shall promptly notify the Lenders that it has received a Drawdown

Notice and shall
inform each Lender of:
(a)

the amount of the Advance and the Drawdown Date;
(b)

the amount of that Lender's participation in the Advance; and
(c)

the duration of the first Interest Period.
4.4

Drawdown Notice irrevocable
A

Drawdown

Notice

must

be

signed

by

a

director

or

an

authorised

representative

of

each
Borrower; and once served, a Drawdown Notice cannot be revoked without the prior consent of the Agent, acting on the authority of the Majority Lenders.
4.5

Lenders to make available Contributions
Subject

to

the

provisions

of

this

Agreement,

each

Lender

shall,

on

and

with

value

on

the
Drawdown

Date, make

available to

the Agent

for

the account

of the

Borrowers

the amount

due from

that Lender

on the

Drawdown

Date

under Clause
0

(
Lenders' participations

in the
Loan ).
4.6

Disbursement of an Advance
Subject to the provisions of this Agreement, the Agent

shall on the Drawdown Date pay to the
Borrowers the amounts which the Agent receives

from the Lenders under Clause
0

(
Lenders to
make available Contributions ); and that payment to the Borrowers shall be made:
(a)

to the account which the Borrowers specify in the Drawdown Notice; and
(b)

in the like funds as the Agent received the payments from the Lenders.
4.7

Disbursement of Advance to third party
The payment

by the Agent

under Clause
0

(
Disbursement of an

Advance
) shall constitute

the
making of the

Advance and the

Borrowers shall at that

time become indebted, as

principal and
direct obligors, to each Lender in an amount equal to that Lender's Contribution.
4.8

Designated Transactions under the Master Agreement
(a)

The

Borrowers

may

at

any

time

conclude

Designated

Transactions

with

the

Swap

Bank
pursuant

to

the

Master

Agreement

for

the

purpose

of

swapping

their

interest

payment
obligations and

managing exposure

to interest

rate fluctuations

and currency

risk under

this
Agreement.

The Borrower

s

agree that

signature of

the Master

Agreement does

not commit
the Swap Bank

to conclude Designated

Transactions, or

even to offer

terms for doing

so, but
does

provide

a

contractual

framework

within

which

Designated

Transactions

may

be
concluded

and

secured,

assuming

that

mutually

acceptable

terms

can

be

agreed

at

the
relevant time.
(b)

The Lenders agree that, to enable the Borrowers

to secure their obligations to the Swap Bank
under the

Master Agreement,

the security

of the

other Finance

Documents shall

be held

by
the Security Trustee

not only to

secure the Borrower

s' obligations

under this Agreement

but
also the Borrowers' obligations under the Master

Agreement on the terms set out in Clause
0
( Application of receipts ).
4.9

Prepositioning of funds
If,

in respect

of

any

proposed Advance

under a

Tranche,

the Lenders,

at the

request

of

the
Borrowers

and

on

terms

acceptable

to

all

the

Lenders

and

in

their

absolute

discretion,
preposition funds with the Escrow Agent and each Borrower:
(a)

agree

to

pay

interest

on

the amount

of

the funds

so prepositioned

at the

rate

described in
Clause
0

(
Calculation of interest
) on the basis of successive interest periods of

one day and so
that interest

shall be

paid together

with the

first payment

of interest

on such

Advance after
the Drawdown

Date in

respect of

it or,

if such

Drawdown Date

does not

occur,

within three
Business Days of demand by the Agent; and
(b)

shall, without

duplication, indemnify

each Creditor

Party against

any costs,

loss or

liability it
may incur in connection with such arrangement.

5

INTEREST

5.1

Calculation of interest
The

rate

of

interest

on

the

Loan

or

any

part

of

the

Loan

for

each

Interest

Period

is

the
percentage rate per annum which is the aggregate of the applicable:
(a)

Margin; and
(b)

Reference Rate.
5.2

Payment of interest
(a)

The Borrowers

shall pay accrued

interest on

the Loan or

any part of

the Loan on the

last day
of each Interest Period.
(b)

If an

Interest

Period is

longer than

three Months,

the Borrowers

shall also

pay interest

then
accrued on

the Loan

or

the relevant

part of

the Loan

on

the dates

falling

at

three

Monthly
intervals after the first day of the Interest Period.
5.3

Default interest
(a)

If a Security Party fails

to pay any

amount payable by it

under a Finance Document on its due
date,

interest

shall

accrue

on

the

Unpaid

Sum

from

the

due

date

up

to

the

date

of

actual
payment (both

before

and after

judgment) at

a rate

which, subject

to paragraph
0

below,

is
two per cent.

per annum higher than

the rate

which would have

been payable if

the Unpaid
Sum had,

during the

period of

non-payment, constituted

part of

the Loan

in the

currency of
the Unpaid Sum for successive Interest Periods, each of

a duration selected by the Agent.

Any
interest

accruing under

this Clause
0

(
Default

interest
)

shall

be immediately

payable

by

the
Borrowers on demand by the Agent.
(b)

If an Unpaid Sum consists of all or part of the Loan which

became due on a day which was not
the last day of an Interest Period relating to the Loan or that part of the Loan:
(i)

the

first

Interest

Period

for

that

Unpaid

Sum

shall

have

a

duration

equal

to

the
unexpired portion of the

current Interest Period relating to the

Loan or that

part of the
Loan; and
(ii)

the rate of

interest applying to

that Unpaid Sum during that

first Interest

Period shall
be two

per cent.

per annum

higher than

the rate

which would

have

applied if

that
Unpaid Sum had not become due.

(c)

Default interest (if unpaid)

arising on

an Unpaid

Sum will

be compounded with

the Unpaid

Sum
at the end of each Interest Period

applicable to that Unpaid Sum but will remain immediately
due and payable.
(d)

For

the

avoidance

of

doubt,

this

Clause
0

(
Default

interest
)

does

not

apply

to

any

amount
payable under the

Master Agreement in respect

of any continuing Designated

Transaction

as
to which the relevant provisions of the Master Agreement shall apply.

5.4

Notification of rates of interest
(a)

The Agent shall promptly notify the Lenders and the Borrowers of the determination of a rate
of interest under this Agreement.
(b)

The Agent shall promptly notify the

Borrowers

of each Funding Rate relating to

the Loan, any
part of the Loan or any Unpaid Sum.
6

INTEREST PERIODS

6.1

Selection of Interest Periods
(a)

The Borrowers

may select

the Interest

Period

for each

Tranche

in the

Drawdown

Notice for
the first Advance in that Tranche

.

The Borrowers

may select each subsequent Interest Period
in respect of a Tranche in a Selection Notice.
(b)

Each Selection Notice is irrevocable and must be delivered

to the Agent by the Borrowers

not
later than five Business Days before the expiry of the preceding Interest Period.
(c)

If the Borrowers

fail to select an Interest Period in the

first Drawdown Notice or fails to deliver
a Selection

Notice to

the Agent

in accordance

with paragraphs
0

and
0

above, the

relevant
Interest Period will be 3 Months.
(d)

Subject to this Clause 6 (
Interest Periods
), the Borrowers

may select an Interest

Period of one
or three Months or any other period agreed between the Borrowers and the Agent (acting on
the instructions of all the Lenders).
(e)

An Interest Period in respect of

a Tranche or any part of a

Tranche shall not extend beyond the
Termination Date

.
(f)

The first

Interest

Period

for each

Tranche

shall start

on the

first

Drawdown

Date

relating

to
such Tranche and,

subject to paragraph (g) below,

each subsequent Interest Period shall start
on the last day of the preceding Interest Period.
(g)

If

the

Borrowers

have

selected

an

Interest

Period

for

any

subsequent

Advance

under

any
Tranche which ends on a

day which is after the next Repayment Date,

the Agent may shorten
the Interest

Period

for

any

Tranche

as necessary

to

ensure that

the Interest

Period

for

that
Tranche ends on the relevant Repayment

Date. In the event that only part of a Tranche is due
for repayment,

that portion

of such

Tranche

will be

treated as

a separate

Tranche

to ensure
that

there

are

sufficient

Tranches

which

have

an

Interest

Period

ending

on

the

relevant
Repayment Date.
(h)

Each Tranche shall have one Interest

Period only at any time.
6.2

Non-Business Days
If an Interest

Period would otherwise

end on a

day which is

not a Business Day,

that Interest
Period will instead end on the next

Business Day in that calendar

month (if there is one) or

the
preceding Business Day (if there is not).

CHANGES TO THE CALCULATION OF INTEREST
7.1

Unavailability of Term SOFR
(a) Interpolated Term SOFR
:

If no Term SOFR is available for

the Interest Period of the

Loan or any
part

of

the

Loan,

the

applicable

Reference

Rate

shall

be

the

Interpolated

Term

SOFR

for

a
period equal in length to the Interest Period of the Loan or that part of the Loan.
(b) Shortened Interest Period
:

If no Term SOFR is available for the Interest Period of a Loan or any part of

the Loan

and it

is not

possible to

calculate the

Interpolated

Term

SOFR, the

Interest
Period of

that Loan

or that

part of

the Loan

shall (if

it is

longer than

the applicable

Fallback
Interest

Period)

be

shortened

to

the

applicable

Fallback

Interest

Period

and

the

applicable
Reference

Rate

for

that

shortened

Interest

Period

shall

be

determined

pursuant

to

the
definition of " Reference Rate ".
(c)
Cost of

funds
:

If paragraph
0

above applies

but no Term

SOFR is

available for

the applicable
Fallback Interest

Period or the

Interest Period

is shorter than

the applicable Fallback

Interest
Period, there

shall be no

Reference Rate

for the Loan

or that part

of the Loan

(as applicable)
and Clause
0

(
Cost of

funds
) shall

apply to

the Loan or

that part of

the Loan

for that

Interest
Period.
7.2

Market disruption
If before close of

business in London

on the Quotation

Day for the relevant Interest Period,

the
Agent receives notification from

a Lender or Lenders (whose participations in the Loan

or the
relevant

part

of

the

Loan

exceed

50

per

cent.

of

the

Loan

or

that

part

of

the

Loan

as
appropriate) that

its cost

of funds

relating to

its participation

in the

Loan or

that part

of the
Loan would be in

excess of the Market Disruption

Rate then Clause
0

(
Cost of funds ) shall apply
to the Loan or that part of the Loan (as applicable) for the relevant Interest Period.
7.3

Cost of funds
(a)

If this Clause
0

(
Cost of funds
) applies, the rate

of interest on

each Lender's share of the Loan
or the

relevant part

of the Loan

for the

relevant Interest

Period shall be

the percentage

rate
per annum which is the sum of:
(i)

the Margin; and
(ii)

the

weighted

average

of

the rates

notified to

the

Agent

by

each

Lender as

soon

as
practicable and in any

event before interest is due to

be paid in

respect of that Interest
Period

to

be that

which expresses

as a

percentage

rate

per annum

its cost

of funds
relating to its participation in the Loan or that part of the Loan.
(b)

If this Clause
0

(
Cost of funds
) applies and the

Agent or the

Borrowers

so requires, the

Agent
and the Borrowers

shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest or (as the case may be)
an alternative basis for funding.
(c)

Subject

to

Clause
0

(
Changes to

reference

r
ates
),

any

substitute

or

alternative

basis

agreed
pursuant

to

paragraph
0

above

shall,

with

the

prior

consent

of

all

the

Lenders

and

the
Borrowers, be binding on all Parties.

(d)

If paragraph
0

below does not apply and

any rate notified to the Agent under sub-paragraph
0
of paragraph
0

above is less than zero, the relevant rate shall be deemed to be zero.
(e)

If this Clause
0

(
Cost of funds ) applies pursuant to Clause
0
0

(
Market disruption ) and:
(i)

a Lender's Funding Rate is less than the Market Disruption Rate; or
(ii)

a Lender does not notify a rate

by the time specified in sub-paragraph
0

of paragraph
0

above,
that Lender's cost

of funds relating

to its participation

in the Loan

or the relevant

part of the
Loan for

that Interest

Period shall

be deemed,

for the

purposes of

paragraph
0

above, to

be
the Market Disruption Rate.
(f)

If this Clause
0

(
Cost of funds
) applies but any

Lender does not

notify a rate to the

Agent by the
time specified in sub-paragraph
0

of paragraph
0

above the rate of interest shall be calculated
on the basis of the rates notified by the remaining Lenders.
7.4

Break Costs
(a)

The Borrower

s

shall, within

three

Business Days

of demand

by a

Creditor Party,

pay

to

that
Creditor Party

its Break Costs

attributable to

all or any

part of the Loan

or Unpaid Sum being
paid by

the Borrower

s

on a

day

prior to

the last

day of

an Interest

Period

for

the Loan,

the
relevant part of the Loan or that Unpaid Sum.
(b)

Each Lender

shall, as

soon as reasonably

practicable after

a demand by

the Agent,

provide a
certificate confirming the amount of its Break Costs for any Interest Period in respect of which
they become or may become payable.
8

REPAYMENT

AND PREPAYMENT

8.1

Amount of repayment instalments
The Borrowers shall repay each Tranche

by:
(a)

20 equal

consecutive quarterly instalments

(each, a

"
Repayment Instalment
" and,

in the

plural
means, all of them) in the amount of X each (rounded to nearest hundred); and
(b)

a balloon instalment in the amount of Y (the "
Balloon Instalment ").
In this Clause
0

(
Amount of repayment instalments ):
" Age
" means,

in relation

to a

Ship, the

age of

that Ship

on the

Delivery Date

of the

Tranche
which is used to finance or refinance that Ship, such

age to be calculated as from the Relevant
Yard Delivery of that Ship (rounded to two decimals);
" Delivery Date
" means, in

relation to each Ship,

the date on which

that Ship is

delivered by the
relevant

Seller

to,

and

accepted

by

the

Borrower

which

is,

or

is

to

be

the

owner

thereof
pursuant to the relevant MOA;

" U " means the product of V and 4;
" V
" means,

in relation

to a

Tranche,

18 minus

the Age

of the

Ship financed

or refinanced

by
that Tranche;

" W " means X multiplied by 20;
" X " means an amount achieved by dividing Z by U;
" Y
" means, in relation to each Tranche, Z minus W;

" Yard Delivery Date " means:
(i)

in relation to Ship A, 2015;
(ii)

in relation to Ship B, 2017;
(iii)

in relation to Ship C, 2016;
(iv)

in relation to Ship D, 2015;
(v)

in relation to Ship E, 2018;
(vi)

in relation to Ship F,

2015;
(vii)

in relation to Ship G, 2018;
(viii)

in relation to Ship H, 2016;

and
(ix)

in relation to Ship I, 2016.
" Z
" means,

in

relation

to

each Tranche,

the amount

of

that

Tranche

on

its Drawdown

Date
(after the same has been made available to the Borrowers).
8.2

Repayment Dates
The first Instalment in respect

of each Tranche shall be

repaid on the

date falling three Months
after

the

first

Drawdown

Date,

each

subsequent

Repayment

Instalment

in

respect

of

each
Tranche

shall be

repaid at

quarterly intervals

thereafter

and the

last Repayment

Instalment
together

with the Balloon Instalment shall be repaid on the Termination Date.
8.3

Final Repayment Date
On the final

Repayment Date, the Borrowers

shall additionally

pay to the

Agent for the

account
of the Creditor Parties all other sums then accrued or owing under any Finance Document.
8.4

Voluntary prepayment
Subject to

the following

conditions, the

Borrowers

may prepay

the whole

or any

part of

the
Loan on the last day of an Interest Period applicable to it.
8.5

Conditions for voluntary prepayment
The conditions referred to in Clause
0

(
Voluntary prepayment ) are that:
(a)

a partial prepayment shall be $500,000 or a higher integral multiple of $500,000;
(b)

the Agent has received from the Borrowers at least three days

'

prior written notice specifying
the amount to be prepaid and the date on which the prepayment is to be made;

(c)

the Borrowers have provided evidence satisfactory

to the Agent that any consent required by
any Borrower or any Security Party in connection

with the prepayment has been

obtained and
remains

in

force,

and

that

any

regulation

relevant

to

this

Agreement

which

affects

any
Borrower or any Security Party has been complied with; and
(d)

the Borrowers have

complied with

Clause
0 (
Unwinding of

Designated Transactions
) on

or prior
to the date of prepayment.
8.6

Effect of notice of prepayment
A prepayment

notice may

not be

withdrawn or

amended without

the consent

of the

Agent,
given

with

the

authorisation

of

the

Majority

Lenders,

and

the

amount

specified

in

the
prepayment

notice

shall

become

due

and

payable

by

the

Borrowers

on

the

date

for
prepayment specified in the prepayment notice.
8.7

Notification of notice of prepayment
The

Agent

shall notify

the Lenders

promptly

upon receiving

a

prepayment

notice, and

shall
provide any Lender

which so

requests with a

copy of

any document delivered

by the

Borrowers
under Clause
0

(
Conditions for voluntary prepayment ).
8.8

Mandatory prepayment
The Borrowers shall be obliged to prepay the whole of

the Relevant Amount if a Ship is sold or
becomes a Total Loss:
(a)

in the case of a sale, on or before the date on which the Mortgage on that Ship is released; or
(b)

in the case of a Total

Loss, on the earlier of the date falling

180 days after the Total

Loss Date
and the date

of receipt

by the Security

Trustee

of the proceeds

of insurance

relating to

such
Total

Loss.
In this Clause
0

(
Mandatory prepayment ) " Relevant Amount
" means an

amount which is

the
higher of: (a) the outstanding amount of the Tranche

relating to the Ship which has been sold
or become

Total

Loss and

(b) the

amount achieved

by dividing

the Market

Value

of the

Ship
which has

been sold

or become

Total

Loss by

the aggregate

of the

Market

Value

of all

Ships
(including the Ship

that has become

sold or Total

Loss) and multiplying

it by

the Loan on

the
date that the relevant Ship is sold or becomes a Total

Loss.

8.9

Mandatory prepayment upon Change of Control

If a Change of Control occurs:
(a)

the Borrower shall promptly notify the Agent upon becoming aware of that event; and
(b)

if the Majority Lenders so require, the

Agent shall, by not less than 10

Business Days' notice to
the Borrower,

cancel the Facilities

and declare the

Loan, together with

accrued interest,

and
all

other

amounts

accrued

under

the

Finance

Documents

immediately

due

and

payable,
whereupon the Facilities will be

cancelled and the Loan and all

such outstanding interest

and
other amounts will become immediately due and payable.

8.10

Amounts payable on prepayment
A prepayment

shall be

made together

with accrued

interest (and

any other

amount payable
under Clause
0

(
Indemnities
) or

otherwise) in

respect of

the amount

prepaid and,

subject to
any Break Costs without premium or penalty.

8.11

Application of partial prepayment
Each

partial

prepayment

made

pursuant

to

Clauses
0

(
Voluntary

prepayment
)

and
0
(
Mandatory prepayment

upon change

of

control
) shall

be applied

pro

rata

against

the then
outstanding

Tranches

and

thereafter

pro

rata

against

the

then

outstanding

Repayment
Instalments

and

the

Balloon

Instalment

of

each

Tranche.

Each

partial

prepayment

made
pursuant to Clause
0

(
Mandatory prepayment ) shall be applied against the Tranche relating to the Ship

which has

been sold

or become

Total

Loss and,

if there

is any

excess

following

the
prepayment in full of

such Tranche, such excess shall be

applied pro rata against the

remaining
then outstanding

Tranches

and thereafter

pro rata

against the

then outstanding

Repayment
Instalments and the Balloon Instalment of each such Tranche.
8.12

No re-borrowing
No amount prepaid may be re-borrowed.
8.13

Unwinding of Designated Transactions
On or prior to any repayment or prepayment of the Loan under this Clause
0

(
Repayment and
prepayment
) or any other provision of this Agreement, each Borrower shall wholly or partially
reverse,

offset,

unwind

or

otherwise

terminate

one

or

more

of

the

continuing

Designated
Transactions so

that the notional principal amount of the continuing Designated Transactions thereafter

remaining does

not and

will not

in the

future (taking

into

account the

scheduled
amortisation)

exceed

the

amount

of

the

Loan

as

reducing

from

time

to

time

thereafter
pursuant to Clause
0

(
Amount of repayment instalments ).
9

CONDITIONS PRECEDENT

9.1

Documents, fees and no default
Each

Lender's obligation

to

contribute

to

an

Advance

is

subject to

the

following

conditions
precedent:

(a)

that, on or before the service of the Drawdown Notice, the Agent receives:
(i)

the

documents

described

in
0

of
0

(
Condition

precedent

documents
)

in

form

and
substance satisfactory to the Agent and its lawyers; and
(ii)

the arrangement fee referred to in Clause
0

(a) (
Fees );
(b)

that, on

or before

the Drawdown

Date

in relation

to each

Tranche,

the Agent

receives or

is
satisfied that it

will receive on the

advance of the Tranche

the documents described in
0

of
0
( Condition precedent documents ) in form and substance satisfactory to it and its lawyers;
(c)

that,

on or

before

the service

of the

Drawdown

Notice, the

Agent

receives

payment of

any
expenses

payable

pursuant

to

Clause
0

(
Costs of

negotiation, preparation

etc
.) which

is due
and payable on the Drawdown Date relating to that Tranche

;

(d)

that both at the date of the Drawdown Notice and at the Drawdown Date:
(i)

no Event of Default or

Potential Event of Default has

occurred or would

result from the
borrowing of that Tranche;

(ii)

the representations and warranties in

Clause
0

(
General
) and those

of any Borrower or
any

Security Party

which are

set out

in the

other Finance

Documents would

be true
and

not

misleading

if

repeated

on

each

of

those

dates

with

reference

to

the
circumstances then existing;

(iii)

none of the circumstances

contemplated by Clause
0

(
Market disruption ) has occurred
and is continuing; and
(iv)

there has

been no material

adverse change

in the financial

condition, state

of affairs
or prospects of the Borrowers (or any of them), the Corporate Guarantor or any other
Security Party since 8 August 2022 in the light of which

the Agent considers that there
is a significant risk that the Borrowers,

the Corporate Guarantor or

any other Security
Party

is,

or

will

later

become,

unable

to

discharge

its

liabilities

under

the

Finance
Documents to which it is a party as they fall due;
(e)

that,

if

the

ratio

set

out

in

Clause
0

(
Minimum

required

security

cover
)

were

applied
immediately following the

making of

a Tranche, the Borrowers

would not

be obliged

to provide
additional security or prepay part of the Loan under that Clause; and
(f)

that the Agent has received, and found

to be acceptable to it,

any further opinions, consents,
agreements and documents in connection with the Finance Documents which the Agent may,
with the authorisation

of the Majority

Lenders, request by notice

to the Borrowers prior

to the
Drawdown Date.
9.2

Waiver of conditions precedent
If the Majority Lenders, at their discretion, permit a Tranche to be borrowed before certain of the

conditions

referred

to

in

Clause
0

(
Documents,

fees

and

no

default
)

are

satisfied,

the
Borrowers shall

ensure that those

conditions are satisfied

within five Business

Days after

the
Drawdown

Date

(or

such

longer

period

as

the

Agent

may,

with

the

authorisation

of

the
Majority Lenders, specify).
10

REPRESENTATIONS

AND WARRANTIES
10.1

General
Each Borrower represents and warrants to each Creditor Party as follows.
10.2

Status
(a)

Each Borrower is duly incorporated and validly existing and

in good standing under the

laws of
the Marshall Islands.
10.3

Shares and ownership
(a)

Each

Borrower

is authorised

to issue

five hundred

(500) registered

shares with

par value

of
$0,01 each.

(b)

The legal title and beneficial ownership of all those shares is held, free of any Security Interest
or other claim, by the Corporate Guarantor.
10.4

Corporate power
Each Borrower has the corporate capacity,

and has taken all corporate action and obtained all
consents necessary for it:
(a)

to register permanently the Ship owned by it in its name under the Approved Flag;
(b)

to execute the Finance Documents to which that Borrower is a party; and
(c)

to

borrow

under

this

Agreement,

to

enter

into

Designated

Transactions

under

the

Master
Agreement and to make all

the payments contemplated by, and to comply with,

those Finance
Documents to which it is a party.
10.5

Consents in force
All

the consents

referred

to

in Clause
0

(
Corporate power
) remain

in

force

and nothing

has
occurred which makes any of them liable to revocation.
10.6

Legal validity; effective Security Interests
The Finance Documents

to which each

Borrower is a party, do now

or, as the case may be, will,
upon execution and delivery

(and, where applicable,

registration as provided for in

the Finance
Documents):

(a)

constitute

that

Borrower's

legal,

valid

and

binding

obligations

enforceable

against

that
Borrower in accordance with their respective terms; and
(b)

create

legal,

valid

and

binding

Security

Interests

enforceable

in

accordance

with

their
respective terms over all the assets to which they, by their terms, relate;
subject to any relevant insolvency laws affecting creditors'

rights generally.
10.7

No third party Security Interests
Without limiting the

generality of

Clause
0

(
Legal validity;

effective Security Interests
), at

the
time of the execution and delivery of each Finance Document to which a Borrower is a party:

(a)

each Borrower which is

a party to that

Finance Document will have

the right to create

all the
Security Interests which that Finance Document purports to create; and
(b)

no third

party will

have any

Security Interest

(except for

Permitted Security

Interests) or

any
other

interest,

right

or

claim over,

in or

in

relation

to

any

asset

to

which

any

such Security
Interest, by its terms, relates.
10.8

No conflicts
The

execution

by

each

Borrower

of

each

Finance

Document

to

which

it

is

a

party,

and

the
borrowing by

that Borrower

of the

Loan (or

any part

thereof), and

its compliance

with each
Finance Document to which it is a party will not involve or lead to a contravention of:
(a)

any law or regulation; or

(b)

the constitutional documents of that Borrower; or
(c)

any contractual

or other obligation

or restriction which

is binding on that

Borrower or any

of
its assets.
10.9

No withholding taxes
All payments which each Borrower is liable to make under the Finance Documents to which it is a party may be made without

deduction or withholding for or

on account of any tax payable
under any law of any Pertinent Jurisdiction.
10.10

No default
No Event of Default or Potential Event

of Default has occurred.
10.11

Information
All information

which has

been provided

in writing

by or

on behalf

of the

Borrowers

or any
Security Party

to

any

Creditor

Party

in connection

with any

Finance Document

satisfied

the
requirements

of

Clause
0

(
Information

provided

to

be

accurate
);

all

audited

and

unaudited
accounts which

have been so

provided satisfied the

requirements of Clause
0 (
Form of

financial
statements
); and there has been no material

adverse change in the financial position or

state
of affairs of any Borrower from that disclosed in the latest of those accounts.
10.12

No litigation
No

legal

or

administrative

action

involving

any

Borrower

(including

action

relating

to

any
alleged or actual breach of the ISM Code or the ISPS Code) has been commenced or taken or,
to any Borrower's knowledge, is likely to be commenced or taken.
10.13

Compliance with certain undertakings
At the date of this Agreement, the Borrowers are in compliance with Clauses
0

(
Title; negative
pledge ),
0

(
No other liabilities or

obligations to be incurred
),
0

(
Consents ) and
0

(
Principal place
of business ).
10.14

Taxes

paid
Each Borrower has paid

all taxes applicable to,

or imposed on or in relation to

that Borrower,
its business or the Ship owned by it.
10.15

ISM Code and ISPS Code compliance
All

requirements

of

the

ISM

Code

and

the

ISPS

Code

as

they

relate

to

the

Borrowers,

the
Approved Manager and the Ships have been complied with.
10.16

No money laundering
Without

prejudice

to

the

generality

of

Clause
0

(
Purpose

of

the

Loan
),

in

relation

to

the
borrowing by

the Borrowers

of the Loan,

the performance and

discharge of their

obligations
and

liabilities

under

the

Finance

Documents,

and

the

transactions

and

other

arrangements
affected

or

contemplated

by

the

Finance

Documents

to

which

a

Borrower

is

a

party,

the
Borrowers

confirm

(i)

that

they

are

acting

for

their own

account;

(ii)

that

they

will

use

the

proceeds of

the Loan

for their

own benefit,

under their

full responsibility

and exclusively

for
the purposes specified in this Agreement; (iii) that no Borrower and no Security Party nor any
of

their

respective

subsidiaries,

directors,

or

officers,

or,

to

the

best

of

the

Borrowers'
knowledge,

any

affiliate,

agent

or

employee

thereof has

engaged

in any

activity or

conduct
which would

violate any applicable

anti-bribery, anti-corruption or anti-money

laundering laws
or

regulations

in any

applicable jurisdiction

and each

Borrower

and each

Security Party

has
instituted and maintains policies and procedures designated to prevent violation of such laws
regulations and rules and (iv)

that the foregoing will

not involve or lead

to a contravention

of
any

law,

official

requirement

or

other

regulatory

measure

or

procedure

implemented

to
combat "money laundering"

(as defined in

Article 1 of Directive

2005/60/EC of the European
Parliament and of the Council).

10.17

No immunity
No Borrower,

nor any of

their assets are

entitled to

immunity on the

grounds of sovereignty
or otherwise from any legal action

or proceeding (which shall include, without limitation, suit attachment prior to judgement, execution or other enforcement).
10.18

Sanctions
(a)

Each

Borrower,

Security

Party

and

member

of

the

Group

and

their

respective

subsidiaries,
directors, officers, employees, and to the best of each Borrower's knowledge, their respective agents or representatives has been and is in compliance with Sanctions.
(b)

No Borrower,

Security Party or

member of the

Group, none of

their subsidiaries and none

of
their respective directors, officers, employees, and to the best of each Borrower's knowledge, none of their respective agents or representatives:
(i)

is

a

Restricted

Party,

or

is

involved

in

any

transaction

through

which

it

is

likely

to
become a Restricted Party or result in the imposition of Sanctions against any party to a Finance Document; or
(ii)

is subject to or involved in any inquiry, claim, action, suit, proceedings or investigation
against it with respect to Sanctions by any Sanctions Authority.
10.19

Compliance with applicable laws
Each Borrower

is at

all times

in compliance

with all

applicable laws

or regulations,

including
but not limited to all Environmental Laws.
11

GENERAL UNDERTAKINGS

11.1

General
Each Borrower undertakes with each Creditor Party to comply with the following provisions of
this Clause
0

(
General undertakings
) at all times

during the Security

Period except as the Agent
may, with the authorisation of the Majority Lenders, otherwise permit.
11.2

Title; negative pledge
Each Borrower will:

(a)

hold

the

legal

title

to,

and

own

the

entire

beneficial

interest

in

the

Ship

owned

by

it,

the
Insurances and Earnings, free

from all Security Interests and

other interests and rights

of every
kind,

except

for

those

created

by

the

Finance

Documents

and

the

effect

of

assignments
contained in the Finance Documents and except for Permitted Security Interests; and
(b)

not create or

permit to

arise any

Security Interest (except

for Permitted Security

Interests) over
any other asset, present or future (including, but not limited to, that Borrower's rights against the Swap

Bank under the

Master Agreement

or all

or any

part of

that Borrower's

interest

in
any amount payable to that Borrower by the Swap Bank under the Master Agreement).
11.3

No disposal of assets
No Borrower will transfer,

lease or otherwise dispose of:
(a)

all or a substantial part of

its assets, whether by one transaction or a number of transactions, whether related or not; or
(b)

any

debt

payable

to

it

or

any

other

right

(present,

future

or

contingent

right)

to

receive

a
payment, including any right to damages or compensation,
but paragraph
0

does not

apply to

any charter

of a

Ship as to

which Clause
0

(
Restriction on
chartering, appointment of managers etc. ) applies.
11.4

No other liabilities or obligations to be incurred
No Borrower will incur any liability or obligation except:
(a)

under the Finance Documents to which it is a party;

(b)

liabilities or

obligations reasonably

incurred in

the ordinary

course of

owning, operating

and
chartering the Ship; and
(c)

in respect of the Designated Transactions.
11.5

Information provided to be accurate
All financial and other information

which is provided in

writing by or on

behalf of a Borrower
under or

in connection

with any

Finance Document

will be

true and

not misleading

and will
not omit any material fact or consideration.
11.6

Provision of financial statements
Each Borrower will send or procure that are to be sent to the Agent:
(a)

as soon as possible, but in no event later than 180 days after the end of each Financial Year of the

Corporate

Guarantor

the

audited

annual

consolidated

financial

statements

of

the
Corporate Guarantor for that Financial

Year of the Corporate Guarantor (commencing

with the
financial statements for the year that ended on 31 December 2021);

(b)

as soon as possible, but

in no event

later than 90 days

after the end of

each Financial Year

of
the

Corporate

Guarantor

the

unaudited

annual

consolidated

financial

statements

of

the
Corporate Guarantor for that Financial

Year of the Corporate Guarantor (commencing

with the
financial statements for the year that ended on 31 December 2021);

(c)

as soon as possible,

but in no event

later than 90

days after 30

June in each Financial Year

of
the Corporate Guarantor the

unaudited semi-annual consolidated financial statements of

the
Corporate

Guarantor

for

the

first

six-month

period

of

such

Financial

Year

and

in

the

form
published in the relevant press

release

(commencing with the financial statements

for the 6-
month period

ended on

30 June

2022) certified

as to

their correctness

by the

chief financial
officer of the Corporate Guarantor; and
(d)

promptly after

a request

by the

Agent, such

further financial or

other information

in respect
of

the

Borrowers,

the

Ships,

the

Corporate

Guarantor,

the

other

Security Parties,

the

Fleet
Vessels

and

the

Group

(including,

but

not

limited

to,

charter

arrangements,

Financial
Indebtedness, operating expenses) as the Agent may reasonably require.
11.7

Form of financial statements
All accounts delivered under Clause
0

(
Provision of financial statements ) will:
(a)

be prepared in accordance with all applicable laws and GAAP consistently applied;
(b)

give a true and fair view of the

state of affairs

of the Group at the date of

those accounts and
of its profit for the period to which those accounts relate; and
(c)

fully disclose or provide for all significant liabilities of the Group.
11.8

Shareholder and creditor notices
Each

Borrower

will

send

the

Agent,

at

the

same

time

as

they

are

despatched,

copies

of

all
communications

which

are

despatched

to

that

Borrower's

shareholders

or

creditors

or

any
class of them.
11.9

Consents
Each

Borrower will

maintain in

force

and promptly

obtain or

renew,

and will

promptly send
certified copies to the Agent of, all consents required:
(a)

for that Borrower to

perform its obligations

under any Finance

Document to which

it is a

party;

(b)

for the validity or enforceability of any Finance Document to which it is a party; and
(c)

for that Borrower to continue to own and operate the Ship owned by it, and that Borrower will comply with the terms of all such consents.
11.10

Maintenance of Security Interests
Each Borrower will:
(a)

at its

own cost,

do all that

is necessary to

ensure that any

Finance Document to

which it is

a
party validly creates the obligations and the Security

Interests which it purports to create; and
(b)

without limiting the

generality of

paragraph
0
, at

its own cost,

promptly register,

file, record
or enrol

any Finance

Document with

any court

or authority

in all

Pertinent Jurisdictions,

pay
any

stamp,

registration

or

similar tax

in

all Pertinent

Jurisdictions in

respect

of any

Finance
Document, give any

notice or

take any other

step which,

in the

opinion of

the Majority

Lenders,
is or has become necessary or desirable for any Finance Document to be valid, enforceable or admissible

in evidence

or to

ensure

or

protect

the

priority of

any

Security Interest

which

it
creates.

11.11

Notification of litigation
Each Borrower will

provide the

Agent with

details of

any legal

or administrative action

involving
that Borrower, any Security Party, the Approved Manager

or the Ship

owned by it,

the Earnings
or the Insurances as soon as such action is instituted or it becomes apparent to that Borrower
that it is likely

to be instituted, unless

it is clear that

the legal or administrative

action cannot
be considered material in the context of any Finance Document.

11.12

No amendment to Master Agreement
No Borrower will

agree to any

amendment or supplement to,

or waive or

fail to enforce,

the
Master Agreement or any of its provisions.
11.13

Principal place of business
No Borrower will establish, or do

anything as a result of which it would

be deemed to have, a
place of business in any country other than Greece.
11.14

Confirmation of no default
Each Borrower will,

within two Business Days

after service by the

Agent of a written

request,
serve on the Agent a notice which is signed by two directors of that Borrower and which:
(a)

states that no Event of Default or Potential

Event of Default has occurred; or
(b)

states that no

Event of Default

or Potential Event of

Default has occurred,

except for a

specified
event or matter,

of which all material details are given.
The Agent

may serve

requests under

this Clause
0

(
Confirmation of no

default
) from

time to
time but only if asked to do so by a Lender or Lenders having Contributions exceeding ten per cent. of the Loan or (no

Advances have been made) Commitments exceeding

ten per cent. of
the

Total

Commitments;

and

this

Clause
0

(
Confirmation of

no

default
)

does

not

affect

the
Borrowers'

obligations under Clause
0

(
Notification of default ).
11.15

Notification of default
Each Borrower will notify the Agent as soon as that Borrower becomes aware of:
(a)

the occurrence of an Event of Default or a Potential Event of Default; or
(b)

any matter

which indicates that

an Event of

Default or a

Potential Event

of Default may

have
occurred,
and will keep the Agent fully up to date with all developments.
11.16

Provision of further information
Each Borrower will, as soon as practicable

after receiving the request, provide the Agent

with
any additional financial or other information relating:

(a)

to the Borrowers, the

Group, the Corporate Guarantor, the Ships, the

other Fleet Vessels, their
Insurances or their Earnings (including, but

not limited to, any

sales or purchases of any Fleet
Vessels,

the

incurrence

of

Financial

Indebtedness

by

members

of

the

Group,

details

of

the
employment of the Fleet Vessels) as the Agent may require; or
(b)

to any other matter relevant to, or to any

provision of, a Finance Document,
which may

be requested by

the Agent, the

Security Trustee,

the Swap Bank

or any

Lender at
any time.
11.17

Provision of copies and translation of documents
Each

Borrower

will

supply

the

Agent

with

a

sufficient

number

of

copies

of

the

documents
referred to

above to provide one copy

for each Creditor Party;

and if the Agent so requires

in
respect of

any of

those documents, the

Borrowers will

provide a

certified English translation
prepared by a translator approved by the Agent.
11.18

Know your customer
Promptly upon the

Agent's request each

Borrower will supply,

or procure the

supply of,

such
documentation and other evidence as is reasonably

requested by the Agent

in order for each
Creditor Party to carry out and be satisfied with the results of all necessary "know your client"
or other checks

which it is required

to carry out

in relation to

the transactions contemplated
by the Finance Documents and to the identity of any parties to the Finance Documents (other than Creditor Parties) and their directors and officers.
11.19

Payment of taxes
Each Borrower

shall pay

when due

all taxes

applicable to,

or imposed on,

its business or

the
Ship owned by it.
11.20

Bribery and anti-corruption laws
(a)

No

Borrower

shall

use

the

proceeds

of

the

Loan

for

any

purpose

which

would

breach

the
Bribery

Act

2010,

the

United

States

Foreign

Corrupt

Practices

Act

of

1977

or

other

similar
legislation in other jurisdictions.
(b)

Each Borrower shall (and shall procure that each other Security Party and each other member of the Group shall):
(i)

conduct its businesses in compliance with applicable anti-corruption laws; and
(ii)

maintain policies

and procedures

designed to

promote and

achieve compliance

with
such laws.
11.21

Sanctions
(a)

Each Borrower shall

ensure that

none of

them or

the Security

Parties nor

any of

their respective
subsidiaries

or

any

member

of

the

Group,

their

respective

directors,

officers,

employees,
agents or representatives or any other persons acting on any of their behalf, is or will become a Restricted Party.

(b)

Each Borrower shall supply to the Agent, promptly upon becoming aware of them, the details of

any

inquiry,

claim, action,

suit,

proceeding or

investigation

pursuant

to

Sanctions

by

any
Sanctions Authority

against

a Borrower,

any

Security Party,

any of

their respective

direct or
indirect owners,

their respective

subsidiaries or any

member of

the Group,

any of

their joint
ventures or

any of

their respective

directors, officers,

employees, agents

or representatives,
as well as information on what steps are being taken with regards to answer or oppose such.
(c)

Each Borrower shall

(and shall procure that

the other members of the

Group will) implement
and maintain in effect policies

and procedures designed

to promote and ensure

compliance by
them

and

their

respective

directors,

officers

and

employees

acting

on

their

behalf

with
Sanctions and anti-corruption laws and regulations.
11.22

Use of proceeds
(a)

No proceeds of the Loan or any part of

the Loan shall be made available, directly or indirectly
to

or

for

the benefit

of

a Restricted

Party

nor shall

they

be otherwise

directly or

indirectly,
applied in a manner or for a purpose prohibited by Sanctions or could result in the imposition of sanctions against any party to any Finance Document.
(b)

The Borrowers shall not repay or prepay the Loan or any part thereof or fund all or any part of
any payment under this Agreement (i) out

of proceeds from funds or

assets that (A) constitute
property of, or that are beneficially owned directly or indirectly by,

any Restricted Party or (B)
are

obtained

or

derived

from

transactions

with

or

relating

to

any

Restricted

Party

or
transactions in violation of

Sanctions or (ii) in any

manner that would cause

any Lender to be
in violation of Sanctions.
11.23

No variation, release etc. of MOA
No Borrower shall, whether by a document, by conduct, by acquiescence or in any other way:
(a)

vary the MOA to which it is a party in a material manner (other than with the prior consent of the Agent (acting on the instructions of the Majority Lenders)); or
(b)

release, waive,

suspend, subordinate or

permit to be

lost or impaired

any interest

or right of
any kind which a Borrower

has at any time to, in

or in connection with,

that MOA or in relation
to any matter arising out of or in connection with that MOA.
11.24

Provision of information relating to MOA
Without prejudice to Clause
0

(
Provision of further information ) each Borrower shall:
(a)

immediately inform the

Agent if

any breach of

the MOA

to which

it is

a party

occurs or a

serious
risk of such a breach arises and of any other event or matter affecting that MOA which has or
is reasonably likely to have a Material Adverse Effect;

and
(b)

upon

the

reasonable

request

of

the

Agent,

keep

the

Agent

informed

as

to

any

notice

of
readiness of delivery of the Ship owned by it.
11.25

No assignment etc. of MOA
No Borrower

shall assign, novate,

transfer or

dispose of any

of its rights

or obligations

under
the MOA to which it is a party.

12

CORPORATE UNDERTAKINGS

12.1

General
Each

Borrower

also

undertakes

with

each

Creditor

Party

to

comply

with

the

following
provisions

of

this

Clause
0

(
Corporate

Undertakings
) at

all

times

during

the

Security

Period
except as the Agent may,

with the authorisation of the Majority Lenders, otherwise permit.
12.2

Maintenance of status
(a)

Each

Borrower

will

maintain

its

separate

corporate

existence

and

remain

in

good

standing
under the laws of the Marshall

Islands and will, and shall

procure that any other Security Party
(as applicable) will, comply

in all respects with

the Republic of the

Marshall Islands Economic
Substance Regulations 2018 (as amended from time to time).
12.3

Negative undertakings
No Borrower will:
(a)

carry on any

business other than the ownership,

chartering and operation of

the Ship owned
by that Borrower; or

(b)

pay

any

dividend or

make

any

other form

of

distribution or

effect

any

form

of redemption,
purchase or return

of share capital

(the "
Distribution
") if an Event

of Default has

occurred at
any relevant

time which is continuing or

an Event of

Default will result

from the Distribution;
or
(c)

provide any form of credit or financial assistance to:
(i)

a person who

is directly

or indirectly

interested in that

Borrower's share or

loan capital;
or
(ii)

any

company

in

or

with

which

such

a

person

is

directly

or

indirectly

interested

or
connected,
or enter into any transaction with or

involving such a person or company on terms which are,
in any respect,

less favourable to

that Borrower than those

which it could obtain in

a bargain
made at arms' length; or
(d)

open or maintain any

account with any bank

or financial institution except

accounts with the
Agent and the Security Trustee for the purposes of the Finance Documents; or
(e)

issue, allot or

grant any

person a right

to any

shares in its

capital or repurchase

or reduce its
issued share capital; or
(f)

acquire

any

shares or

other securities

other than

US or

UK Treasury

bills and

certificates

of
deposit issued by major North American or European banks, or enter into any transaction in a derivative other than the Designated Transactions; or
(g)

enter into

any form

of amalgamation, merger

or de-merger or

any form

of reconstruction or
reorganisation.

13

INSURANCE

13.1

General
Each

Borrower

also

undertakes

with

each

Creditor

Party

to

comply

with

the

following
provisions

of

this

Clause
0

(
Insurance
)

at

all

times

during

the

Security Period

except

as

the
Agent may,

with the authorisation of the Majority Lenders, otherwise permit.
13.2

Maintenance of obligatory insurances
Each Borrower shall

keep the Ship

owned by

it insured

at the

expense of

that Borrower against:
(a)

fire and usual marine risks (including hull and machinery and excess risks);
(b)

war risks (including terrorism, piracy and confiscation);
(c)

protection and indemnity risks (other than loss of hire or political risks); and
(d)

any

other risks

against which

the Security

Trustee

considers, having

regard

to practices

and
other

circumstances

prevailing

at

the

relevant

time, it

would

in

the

opinion of

the

Security
Trustee

be

reasonable

for

that

Borrower

to

insure

and

which

are

specified

by

the

Security
Trustee by notice to that Borrower.
13.3

Terms of obligatory insurances
Each Borrower shall effect such insurances:
(a)

in Dollars;
(b)

in

the

case

of

fire

and

usual

marine

risks

and

war

risks,

(including

hull

interest

and

freight
interest) in such amount as shall from time to time be approved by the Security

Trustee but in
any event in an

amount not less

than the greater of

(i) an amount

which when aggregated

with
the insured value of

the other Ships

then subject to

a Mortgage, 120

per cent. of

the aggregate
of the Loan and (ii) the Market Value of the Ship owned by it;

(c)

in the case of hull

and machinery policy at

an agreed insured value (excluding hull interest and
freight

interest)

in an

amount of

not less

than an

amount which

when aggregated

with the
agreed insured values under all the other hull and machinery policies for the other Ships then subject

to

a

Mortgage

is

not

less

than

the

principal amount

of

the

Loan
Provided

that

the
Borrowers are in compliance with their obligations under paragraph
0

above at all times;

(d)

in the case of oil pollution liability risks, for an

aggregate amount equal to the highest level of
cover from time to

time available under basic protection

and indemnity club entry and in

the
international marine insurance market;
(e)

in relation to protection and indemnity risks in respect of the full tonnage of the Ship;
(f)

on approved terms; and
(g)

through approved brokers and with approved insurance companies and/or underwriters or, in
the case of war risks and protection and indemnity risks, in approved war risks and protection and indemnity risks associations.

13.4

Further protections for the Creditor Parties
In addition

to the

terms set

out in

Clause
0

(
Terms

of obligatory

insurances
), each

Borrower
shall procure that the obligatory insurances effected by it shall:
(a)

subject

always

to

paragraph
0
,

name

that

Borrower

as

the

sole

named

assured

unless

the
interest of every other named assured is limited:
(i)

in respect of any obligatory insurances for hull and machinery and war risks;
(A)

to

any provable

out-of-pocket

expenses that

it has

incurred and

which form
part of any recoverable claim on underwriters; and

(B)

to any third party

liability claims

where cover for such

claims is provided

by the
policy (and

then only

in respect

of

discharge of

any claims

made against

it);
and

(ii)

in

respect

of

any

obligatory

insurances

for

protection

and

indemnity

risks,

to

any
recoveries it

is entitled to

make by

way of

reimbursement following discharge

of any
third party liability claims made specifically against it
and every other

named assured has

undertaken in writing

to the Security

Trustee (in such form
as it

requires) that

any deductible

shall be

apportioned between

that Borrower and

every other
named assured in

proportion to the gross

claims made or

paid by each

of them and

that it shall
do

all things

necessary and

provide

all documents,

evidence and

information

to

enable the
Security Trustee to collect

or recover any

moneys which

at any time

become payable in

respect
of the obligatory insurances;
(b)

whenever the Security Trustee

requires, name (or be amended to name) the Security Trustee
as additional named assured

for its rights and

interests, warranted no operational interest and
with full waiver of rights of subrogation against

the Security Trustee, but without the Security
Trustee

thereby

being

liable

to

pay

(but

having

the

right

to

pay)

premiums,

calls

or

other
assessments in respect of such insurance;
(c)

name

the

Security

Trustee

as

loss

payee

with

such

directions

for

payment

as

the

Security
Trustee may

specify;
(d)

provide that

all payments

by or

on behalf

of the

insurers under

the obligatory

insurances to
the Security

Trustee

shall be

made without

set-off,

counterclaim

or deductions

or condition
whatsoever;
(e)

provide

that

such obligatory

insurances

shall

be primary

without

right

of

contribution

from
other insurances which

may be carried by

the Security

Trustee or any other Creditor Party;

and
(f)

provide that the Security Trustee may make

proof of loss if that Borrower fails to do so.
13.5

Renewal of obligatory insurances
Each Borrower shall:
(a)

at least 21 days before the expiry of any obligatory insurance effected by it:

(i)

notify the

Security Trustee

of the

brokers

(or other

insurers) and

any protection

and
indemnity or war

risks association through

or with whom

that Borrower

proposes to
renew that obligatory insurance and of the proposed terms of renewal; and
(ii)

obtain the Security Trustee's approval to the matters

referred to in paragraph
0;
(b)

at least 14 days before the expiry of any obligatory insurance,

renew that obligatory insurance
in accordance with the Security Trustee's approval pursuant to paragraph
0
; and
(c)

procure

that

the

approved

brokers

and/or

the

war

risks

and

protection

and

indemnity
associations with which such a renewal is effected shall promptly after the renewal notify the
Security Trustee in writing of the terms each conditions of the renewal.
13.6

Copies of policies; letters of undertaking
Each

Borrower

shall ensure

that all

approved

brokers

provide

the Security

Trustee

with pro
forma

copies of

all policies

relating

to the

obligatory

insurances

which they

are to

effect

or
renew and of a letter

or letters of

undertaking in a form required

by the Security Trustee

and
including undertakings by the approved brokers that:
(a)

they will

have endorsed

on each

policy,

immediately upon

issue, a loss

payable clause

and a
notice of

assignment complying

with the

provisions

of

Clause
0

(
Further

protections for

the
Creditor Parties
);

(b)

they will

hold such

policies, and

the benefit

of such

insurances, to

the order

of the

Security
Trustee in accordance with the said loss payable clause;

(c)

they will advise

the Security Trustee

immediately of any

material change

to the terms

of the
obligatory insurances;

(d)

they will notify the Security Trustee,

not less than 14 days

before the expiry of

the obligatory
insurances, in the event

of their not having

received notice of

renewal instructions from

that
Borrower

or

its

agents

and,

in

the

event

of

their

receiving

instructions

to

renew,

they

will
promptly notify the Security Trustee of the terms of the instructions; and
(e)

they

will

not

set

off

against

any

sum

recoverable

in

respect

of

a

claim

relating

to

the

Ship
owned by

that Borrower

under such

obligatory

insurances any

premiums or

other amounts
due to them or any other person whether in respect of that Ship or otherwise, they waive any
lien on

the policies,

or any

sums received

under them,

which they

might have

in respect

of
such

premiums

or

other

amounts,

and

they

will

not

cancel

such

obligatory

insurances

by
reason of

non-payment of

such premiums

or other

amounts, and will

arrange for

a separate
policy to

be issued in

respect of that

Ship forthwith upon

being so requested

by the Security
Trustee.
13.7

Copies of certificates of entry
Each Borrower shall ensure that any protection and

indemnity and/or war risks associations in
which the Ship owned by it is entered provides the Security Trustee with:
(a)

a certified copy of the certificate of entry for that Ship owned by it;
(b)

a letter or letters of undertaking in such form as may be required by the Security Trustee; and

(c)

a

certified

copy

of

each

certificate

of

financial

responsibility

for

pollution

by

oil

or

other
Environmentally

Sensitive

Material

issued

by

the

relevant

certifying

authority

in

relation

to
that Ship.
13.8

Deposit of original policies
Each Borrower shall ensure that all policies relating to obligatory insurances effected by it are
deposited with the approved brokers through which the insurances are effected or renewed.
13.9

Payment of premiums
Each

Borrower

shall

punctually

pay

all

premiums

or

other

sums

payable

in

respect

of

the
obligatory insurances effected by it and produce all relevant receipts when so required by the
Security Trustee.
13.10

Guarantees
Each Borrower shall

ensure that any

guarantees required by a

protection and indemnity

or war
risks association are promptly issued and remain in full force and effect.
13.11

Restrictions on employment
No

Borrower

shall

employ

its

Ship,

nor

shall

permit

it

to

be

employed,

outside

the

cover
provided by any obligatory insurances.
13.12

Compliance with terms of insurances
No Borrower shall do nor

omit to do (nor permit

to be done or

not to be done)

any act or thing
which would or might

render any obligatory insurance invalid, void,

voidable or unenforceable
or render any

sum payable under

an obligatory insurance

repayable in

whole or in part;

and,
in particular:
(a)

each

Borrower

shall

take

all

necessary

action

and

comply

with

all

requirements

which may
from

time

to

time

be

applicable

to

the

obligatory

insurances,

and

(without

limiting

the
obligation

contained

in Clause
0

(
Copies of

policies; letters

of

undertaking
))

ensure

that

the
obligatory

insurances are

not

made

subject to

any

exclusions

or

qualifications to

which the
Security Trustee has not given its prior approval;
(b)

no Borrower

shall make

any changes

relating to

the classification

or classification

society or
manager or operator

of the Ship owned

by it approved

by the underwriters

of the obligatory
insurances;
(c)

each Borrower shall make

(and promptly supply copies

to the Agent of)

all quarterly or other
voyage declarations which may

be required by the protection and indemnity risks association in which the Ship owned by

it is entered to

maintain cover for

trading to the United

States of
America and Exclusive

Economic Zone

(as defined in

the United States

Oil Pollution Act

1990
or any other applicable legislation); and
(d)

no Borrower shall employ the

Ship owned by it, nor

allow it to be employed,

otherwise than in
conformity with the terms and conditions of the obligatory insurances, without first obtaining the

consent

of

the

insurers

and

complying

with

any

requirements

(as

to

extra

premium

or
otherwise) which the insurers specify.

13.13

Alteration to terms of insurances
(a)

No Borrower shall

make nor agree

to any

alteration to

the terms of

any obligatory

insurance
nor waive any right relating to any obligatory insurance.

(b)

Without limiting the

generality of the foregoing,

no Borrower shall

either make or agree

to any
alteration to

the terms of

any war

risks and allied

perils coverage

(including piracy coverage)
whereby trading

to conditional

(excluded) areas

not declared

on the

annual policy

would be
altered without the consent of the Agent.
13.14

Settlement of claims
No Borrower

shall settle,

compromise or

abandon any

claim under

any obligatory

insurance
for

Total

Loss

or

for

a

Major

Casualty,

and

shall

do

all

things

necessary

and

provide

all
documents, evidence and information to enable the Security Trustee to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.
13.15

Provision of copies of communications
Each

Borrower

shall provide

the Security

Trustee,

at the

time of

each such

communication,
copies of all written communications between a Borrower and:
(a)

the approved brokers;

(b)

the approved protection and indemnity and/or war risks associations; and
(c)

the approved insurance companies and/or underwriters, which relate directly or indirectly to:
(i)

that

Borrower's

obligations

relating

to

the

obligatory

insurances

including,

without
limitation, all requisite declarations and

payments of additional

premiums or calls;

and

(ii)

any credit arrangements

made between

that Borrower

and any

of the

persons referred
to in paragraphs
0

or
0

relating wholly or partly to the effecting or maintenance of the obligatory insurances.
13.16

Provision of information
In addition, each Borrower shall promptly

provide the Security Trustee

(or any persons which
it

may

designate)

with

any

information

which

the Security

Trustee

(or

any

such designated
person) requests for the purpose of:
(a)

obtaining

or

preparing

any

report

from

an

independent

marine

insurance

broker

as

to

the
adequacy of the obligatory insurances effected or proposed to be effected; and/or
(b)

effecting,

maintaining

or

renewing

any

such

insurances

as

are

referred

to

in

Clause
0
( Mortgagee's interest insurances
) below or dealing with

or considering any matters relating to
any such insurances,
and the Borrowers shall, forthwith upon demand, indemnify the

Security Trustee in respect of
all fees and

other expenses

incurred by or

for the account

of the Security

Trustee in connection
with any such report as is referred to in paragraph
0.

13.17

Mortgagee's interest insurances
The

Security

Trustee

shall

be

entitled

from

time

to

time

to

effect,

maintain

and

renew

a
mortgagee's interest

marine insurance

policy in

such amounts,

on such

terms, through

such
insurers and generally in such manner as the Security Trustee may from time to time consider appropriate

and

each

Borrower

shall

upon

demand

fully

indemnify

the

Creditor

Parties

in
respect of

all premiums

and other expenses

which are

incurred in

connection with or

with a
view to effecting, maintaining or renewing any such insurance or dealing with, or considering, any matter arising out of any such insurance.

13.18

Review of insurance requirements
The Agent shall be entitled

to review the requirements

of this Clause
0

(
Insurance ) from time
to

time

in

order

to

take

account

of

any

changes

in

circumstances

after

the

date

of

this
Agreement

which

the

Agent

reasonably

considers

significant

and

capable

of

affecting

the
Borrowers,

the

Ships

and

their

Insurances

(including,

without

limitation,

changes

in

the
availability

or

the

cost

of

insurance

coverage

or

the

risks

to

which

each

Borrower

may

be
subject), and may

appoint insurance

consultants in

relation to

this review

at the cost

of that
Borrower.
13.19

Modification of insurance requirements
The Agent shall notify the Borrowers

of any proposed modification under Clause
0

(
Review of
insurance

requirements
)to

the

requirements

of

this

Clause
0

(
Insurance
)

which

the

Agent
reasonably considers appropriate in the

circumstances, and such modification

shall take effect
on and from the

date it is notified

in writing to the

relevant Borrower as an amendment

to this
Clause
0

(
Insurance ) and shall bind that Borrower accordingly.
13.20

Compliance with mortgagee's instructions
The Agent shall be entitled (without prejudice to or limitation of any other rights which it may
have or acquire

under any Finance Document) to

require a Ship to

remain at any safe

port or
to proceed to and remain at any safe port designated by the Agent until the Borrower owning that

Ship

implements

any

amendments

to

the

terms

of

the

obligatory

insurances

and

any
operational

changes required

as a

result of

a notice

served under

Clause
0

(
Modification of
insurance requirements ).
14

SHIP COVENANTS

14.1

General
Each

Borrower

also

undertakes

with

each

Creditor

Party

to

comply

with

the

following
provisions of this Clause
0 (
Ship covenants
) at all

times during the

Security Period except as the
Agent, with the authorisation of the Majority Lenders, may

otherwise permit (and in the case
of Clauses
0

(
Ship's name and registration ) and
0
0

(
Restrictions on chartering, appointment of
managers etc .), such permission not to be unreasonably withheld).
14.2

Ship's name and registration
Each Borrower shall keep the Ship owned by it registered in its name under an Approved Flag;
shall not

do, omit

to

do or

allow to

be done

anything as

a result

of which

such registration
might be cancelled or imperilled; and shall not

change the name or port of registry of the Ship
owned by it.

14.3

Repair and classification
Each Borrower shall keep the

Ship owned by

it in a

good and safe condition

and state of repair:
(a)

consistent with first class ship ownership and management practice;
(b)

so as

to maintain

the highest

class free

of overdue

recommendations and

conditions with

a
classification society which is a member of IACS acceptable to the Agent; and
(c)

so as

to comply

with all

laws and

regulations applicable

to vessels

registered

at ports

in the
applicable Approved Flag State or to vessels trading to any jurisdiction to which that Ship may trade from time to time, including but not limited to the ISM Code and the ISPS Code.
14.4

Classification society undertaking
Each

Borrower

shall

instruct

the

classification

society

referred

to

in

Clause
0

(
Repair

and
classification ):
(a)

to

send

to

the

Security

Trustee,

following

receipt

of

a

written

request

from

the

Security
Trustee,

certified true

copies of

all original

class records

held by

the classification

society in
relation to its Ship;
(b)

to allow the Security Trustee

(or its agents), at any time and from time to

time, to inspect the
original class

and related

records of

its Ship

at the

offices of

the classification

society and

to
take copies of them;
(c)

to notify the Security Trustee immediately in writing if the classification society:
(i)

receives

notification

from

that

Borrower

or

any

other

person

that

its

Ship's
classification society is to be changed; or
(ii)

becomes

aware

of

any

facts

or

matters

which

may

result

in

or

have

resulted

in

a
change, suspension,

discontinuance, withdrawal

or expiry

of that

Ship's class

under the
rules

or

terms

and

conditions

of

that

Borrower's

or

its

Ship's

membership

of

the
classification society; and
(d)

following receipt of a written request from the Security Trustee:
(i)

to

confirm

that

a

Borrower

is

not

in

default

of

any

of

its

contractual

obligations

or
liabilities to

the classification

society and,

without limiting

the foregoing,

that it

has
paid in full all fees or other charges due and payable to the classification society; or
(ii)

if

a

Borrower

is

in

default

of

any

of

its

contractual

obligations

or

liabilities

to

the
classification society,

to specify

to the

Security Trustee

in reasonable

detail the

facts
and circumstances of such default, the consequences of such

default, and any remedy
period agreed or allowed by the classification society.
14.5

Modification
No

Borrower

shall

make

any

modification

or

repairs

to,

or

replacement

of,

any

Ship

or
equipment

installed

on

it

which

would

or

might

materially

alter

the

structure,

type

or
performance characteristics of that Ship or materially reduce its value.

14.6

Removal of parts
No Borrower

shall remove

any material

part of

any Ship,

or any

item of

equipment installed
on, any Ship unless

the part or

item so removed is

forthwith replaced by a

suitable part or

item
which is

in the

same condition

as or

better condition

than the

part or

item removed,

is free
from any Security Interest or any right in favour of any person other than the Security Trustee and becomes

on installation

on the

relevant Ship

the property

of the

relevant Borrower

and
subject to

the security

constituted by

the relevant

Mortgage
Provided that

a Borrower

may
install equipment owned by a third party if the

equipment can be removed without any risk of
damage to the Ship owned by it.
14.7

Surveys
Each

Borrower

shall submit

the Ship

owned by

it regularly

to

all periodical

or other

surveys
which may

be required

for classification

purposes and, if

so required

by the Security

Trustee
provide the Security Trustee, with copies of all survey reports.
14.8

Inspection
Each Borrower shall

permit the Security Trustee

(by surveyors or other

persons appointed by
it for that

purpose) to

board the

Ship owned

by it

at all

reasonable times

to inspect

its condition
or to

satisfy themselves

about proposed

or executed repairs

and shall

afford all proper

facilities
for such inspections.
14.9

Prevention of and release from arrest
Each Borrower shall promptly discharge:
(a)

all

liabilities

which

give

or

may

give

rise

to

maritime

or

possessory

liens

on

or

claims
enforceable against the Ship owned by it, the Earnings or the Insurances;
(b)

all taxes, dues

and other amounts charged in respect

of the Ship owned by it,

the Earnings or
the Insurances; and
(c)

all

other

outgoings

whatsoever

in

respect

of

the

Ship

owned

by

it,

the

Earnings

or

the
Insurances,
and, forthwith upon receiving

notice of the arrest

of the Ship owned

by it, or of

its detention
in exercise

or purported exercise

of any

lien or claim,

that Borrower

shall procure

its release
by providing bail or otherwise as the circumstances may require.
14.10

Compliance with laws etc.
Each Borrower shall:
(a)

comply,

or procure compliance with

the ISM Code, the ISPS

Code, all Environmental

Laws, all
Sanctions

and

all

other

laws

or

regulations

relating

to

the

Ship owned

by

it,

its

ownership,
operation and management or to the business of that Borrower;
(b)

not employ the Ship owned by it nor allow its employment in any manner contrary to any law or regulation

in any

relevant jurisdiction

including but

not limited

to the

ISM Code,

the ISPS
Code and all Sanctions;

and

(c)

in the event of

hostilities in any part of

the world (whether war is

declared or not), not cause
or permit the Ship owned

by it to

enter or trade

to any zone

which is declared a

war zone by
any

government

or

by

the

Ship's

war

risks

insurers

unless

the

prior

written

consent

of

the
Security Trustee

has been given

and that

Borrower has

(at its

expense) effected

any special,
additional or modified insurance cover which the Security Trustee may require.
14.11

Provision of information
Each

Borrower

shall

promptly

provide

the

Security

Trustee

with

any

information

which

it
requests regarding:
(a)

the Ship owned by it, its employment, position and engagements;
(b)

the Earnings and payments and amounts due to the master and crew of the Ship owned by it;

(c)

any expenses incurred, or likely

to be incurred, in

connection with the

operation, maintenance
or repair of the Ship owned by it and any payments made in respect of that Ship;
(d)

any towages and salvages; and
(e)

its compliance, the Approved Manager's

compliance and the compliance

of the Ship owned

by
it with the ISM Code, the ISPS Code and all Sanctions,
and, upon the Security Trustee's request, provide copies of any current charter relating to the
Ship

owned

by

it,

of

any

current

charter

guarantee

and

copies

of

the

Borrower's

or

the
Approved Manager's Document of Compliance.
14.12

Notification of certain events
Each Borrower

shall immediately

notify the

Security Trustee

by fax,

confirmed forthwith,

by
letter of:
(a)

any casualty which is or is likely to be or to become a Major Casualty;
(b)

any occurrence

as a result

of which the

Ship owned by

it has become

or is, by

the passing of
time or otherwise, likely to become a Total Loss;
(c)

any requirement

or recommendation

made by

any insurer

or classification

society or

by any
competent authority which is not immediately complied with;
(d)

any arrest or detention of the Ship owned by it, any exercise or purported exercise of any lien
on that Ship or its Earnings or any requisition of that Ship for hire;
(e)

any intended dry docking of the Ship owned by it;
(f)

any Environmental Claim made

against that Borrower or in

connection with the

Ship owned by
it, or any Environmental Incident;
(g)

any claim for

breach of the ISM Code

or the ISPS Code being

made against the

Borrower,

the
Approved Manager or otherwise in connection with the Ship owned by it; or
(h)

any other matter, event or incident, actual or

threatened, the effect of which

will or could

lead
to the ISM Code or the ISPS Code not being complied with

and that Borrower

shall keep the Security Trustee

advised in writing on a regular

basis and in
such detail

as the

Security Trustee

shall require

of that

Borrower's, the

Approved Manager's
or any other person's response to any of those events or matters.
14.13

Restrictions on chartering, appointment of managers etc.
No Borrower shall, in relation to the Ship owned by it:
(a)

let that Ship on demise charter for any period;
(b)

enter

into

any

time or

consecutive

voyage

charter

in

respect

of

that

Ship for

a term

which
exceeds, or which by virtue of any optional extensions may exceed, 18 months;
(c)

enter into any charter in relation to that Ship under which more than two months' hire (or the
equivalent) is payable in advance;
(d)

charter that Ship

otherwise than on bona

fide arm's length terms

at the time when

that Ship
is fixed;
(e)

appoint a manager

of that Ship

other than the

Approved Manager or

agree to any

alteration
to the terms of the Approved Manager's appointment;
(f)

de activate or lay-up that Ship; or
(g)

put that Ship into the possession of any person for

the purpose of work being done upon it in
an amount exceeding or likely

to exceed $1,000,000 (or the equivalent in any

other currency)
unless that

person has

first given to

the Security

Trustee and in

terms satisfactory to

it a

written
undertaking not to exercise any lien

on that Ship or

its Earnings for the

cost of such work

or for
any other reason.
14.14

Notice of Mortgage
Each Borrower

shall keep the

relevant Mortgage

registered against

the Ship owned by

it as a
valid

first

priority

or

preferred

mortgage,

carry

on

board

that

Ship

a

certified

copy

of

the
relevant Mortgage and place and

maintain in a conspicuous place in the navigation

room and
the Master's cabin of that Ship a framed

printed notice stating that that

Ship is mortgaged by
that Borrower to the Security Trustee.
14.15

Sharing of Earnings
No Borrower shall:
(a)

enter into any agreement or arrangement for the sharing of any Earnings;

(b)

enter

into

any

agreement

or

arrangement

for

the postponement

of

any

date

on

which

any
Earnings are due; and
(c)

the reduction of the amount

of any Earnings or otherwise

for the release or adverse alteration
of any right of a Borrower to any Earnings.

14.16

ISPS Code
Each Borrower shall comply with the ISPS Code and in particular, without limitation, shall:

(a)

procure

that the

Ship owned

by that

Borrower and

the company

responsible for

that Ship's
compliance with the ISPS Code comply with the ISPS Code;

(b)

maintain for that Ship an ISSC; and
(c)

notify the

Agent immediately

in writing

of any

actual or

threatened withdrawal,

suspension,
cancellation or modification of the ISSC.
14.17

Charterparty Assignment
If

a

Borrower

enters

into

any

Charter

(subject

to

obtaining

the

consent

of

the

Agent

in
accordance

with

Clause
0

(
Restrictions

on

chartering,

appointment

of

managers

etc
.)),

that
Borrower

shall

at

the

request

of

the

Agent

execute

in

favour

of

the

Security

Trustee

(and
register,

if applicable) a Charterparty Assignment and shall:
(a)

serve notices of the Charterparty Assignment

on the Charterer and procure that the Charterer
acknowledges such notice in such form as the Agent may approve or require; and

(b)

deliver to the Agent such

other documents equivalent to those referred

to at paragraphs 3,

4
and 5 of
0

of
0

(
Conditions precedent documents ), as the Agent may require.
14.18

Poseidon Principles
Each

Borrower

shall, upon

the request

by a

Lender and

at

the cost

of the

Borrowers,

on or
before

31st

July

in

each

calendar

year,

supply

or

procure

the

supply

by

the

relevant
classification

society

to

the

Agent

of

all

information

necessary

in

order

for

such

Lender

to
comply

with

its

obligations

under

the

Poseidon

Principles

in

respect

of

the

preceding

year,
including, without

limitation, all

ship fuel

oil consumption

data required

to be

collected and
reported in accordance with Regulation 22A of Annex VI and any Statement of Compliance, in
each case

relating

to

the Ship

owned by

it for

the preceding

calendar year

provided

always
that, for

the avoidance

of doubt,

such information

shall be

confidential information

but the
Borrower acknowledges

that, in

accordance with

the Poseidon

Principles, such

information will
form

part

of

the

information

published

regarding

the

relevant

Lender's

portfolio

climate
alignment

and

that

a

Lender

may

disclose

such

information:

(i)

either

to

any

classification
society

or

other

entity

which

a

Lender

has

engaged

to

make

the

calculations

necessary

to
enable that

Lender to

comply with

its reporting

obligations under the

Poseidon Principles

(such
calculations to be

made at the

cost of the relevant Lender)

or (ii) as

otherwise permitted under
the terms of this Agreement.
14.19

Inventory of Hazardous Material
Each

Borrower

shall

procure

that,

on

the

date

falling

18

months

after

the

date

of

this
Agreement,

its

Ship

has

obtained

an

Inventory

of

Hazardous

Material,

which

shall

be
maintained until the end of the Security Period.

14.20

Sustainable and socially responsible dismantling of ships
(a)

Each Borrower

shall (and

shall procure

that each

other member

of the

Group shall)

procure
that for the duration of the Security Period:
(b)

the

Ship

owned

by

it

or

any

other

Fleet

Vessel

shall

be

recycled

at

a

recycling

yard

which
conducts

its

recycling

business

in

a

socially

and

environmentally

responsible

manner,

in
accordance with the provisions of the Hong Kong Convention (in the event that the Approved

Flag State

is not

an EEA

Member Country)

or the

EU Ship

Recycling Regulation

(in the

event
that the Approved Flag State is an EEA Member Country); or
(c)

where the

Ship owned

by it

or any

other Fleet

Vessel is

sold to

an intermediary (whether

or
not

with

the

intention

of

being

recycled),

it

shall

provide

the

intermediary

with

any

ship-
relevant

information in

its possession which

it considers

necessary for

the development

of a
ship recycling plan in accordance with the EU Ship Recycling Regulation.
14.21

Sanctions provisions

Without limiting Clause
0

(
Compliance with laws etc. ), each Borrower shall procure:
(a)

each Borrower shall, and shall procure that the Ship owned by it and each Security Party shall,
and,

in

respect

of

any

charterer,

shall

use

all

reasonable

endeavours

to

procure

that

the
Charterer

and any

other charterer

in respect

of its

Ship shall,

comply in

all respects

with all
laws

to which

it may

be subject,

including, without

limitation,

all national

and international
laws,

derivatives,

regulations,

decrees,

rulings

and

such

analogous

rules,

including, but

not
limited to, rules relating to Sanctions.
(b)

Each Borrower undertakes to make the

Charterer and all

other charterers and operators of

the
Ship owned by

it aware of

the requirements of

this Clause and Clause
0

(
Sanctions ) and shall
procure that they act in accordance with these requirements.
14.22

Change of Approved Manager
(a)

Each Borrower

may,

at its sole

discretion, at any

time during the

Security Period, change

the
Approved

Manager

of

its

Ship

from

Diana

Shipping

Services

SA

to

Diana

Wilhelmsen
Management Limited, provided that

the Borrowe

rs

shall give

the Agent

five

Business'

Days
prior written notice and shall provide the Agent no later than the date of the change with:
(b)

documents of

the kind

specified in

paragraphs
0
,
0
,
0
, and
0

of
0

of
0

(
Condition precedent
documents ) in respect of Diana Wilhelmsen Management Limited;
(c)

the documents referred to in paragraph
0

of
0

of
0

(
Condition precedent documents ); and
(d)

any other documents that the Agent may reasonably require.
15

SECURITY COVER

15.1

Minimum required security cover
Clause
0

(
Provision of additional

security; prepayment
) applies if,

at any

relevant time

during
the Security Period, the Agent notifies the Borrowers that:
(a)

the aggregate of the Market Value of the Ships then subject to a Mortgage;

plus
(b)

the

net

realisable

value

of

any

additional

security

previously

provided

under

this

Clause
0
( Security cover ),
is below 125 per cent.

of the Loan.

15.2

Provision of additional security; prepayment
If

the

Agent

serves

a

notice

on

the

Borrowers

under

Clause
0

(
Minimum

required

security
cover
), the Borrowers shall prepay such part at least of the

Loan as will eliminate the shortfall
on or before

the date

falling one month

after the date

on which the

Agent's notice is

served
under Clause
0

(
Minimum required security

cover
) (the " Prepayment Date
") unless at

least 1
Business Day

before

the Prepayment

Date

the Borrowers

have

provided

additional security
which, in the

opinion of the

Majority Lenders, has

a net realisable

value at

least equal to

the
shortfall

and

is

documented

in

such

terms

as

the

Agent

may,

with

the

authorisation of

the
Majority Lenders, approve or require.

15.3

Valuation of Ships
The Market

Value of

a Ship (or any

other Fleet Vessel)

at any date

during the Security Period
is that shown by a valuation to be prepared:
(a)

as at a date not more than 14 days previously;
(b)

an Approved Broker (selected by the Borrowers and appointed by the Agent);
(c)

with or without physical inspection of the Ship (as the Agent may require);
(d)

on the basis of a sale for prompt delivery for cash on normal arm's length commercial terms as

between a

willing seller

and a

willing buyer,

free of

any existing

charter or
other contract of employment; and
(e)

after

deducting the

estimated

amount of

the usual

and reasonable

expenses which
would be incurred in connection with the sale,
Provided that

if the Agent reasonably determines that the

Market Value of the Ship shown by
a valuation prepared in accordance with this Clause
0

(
Valuation of Ships ) does not accurately
reflect the

value of that

Ship, it shall

have the

right to appoint

(at the Borrowers

'

expense) a
second

Approved

Broker

to

provide

a

valuation

of

that

Ship

addressed

to

the

Agent

and
prepared in

accordance with the

terms of this

Agreement and the

Market Value

of that

Ship
shall be the arithmetic average of the two valuations.
15.4

Value of additional security
The net realisable value of any additional security which is provided under Clause
0

(
Provision
of additional security; prepayment ) shall be determined as follows:
(a)

if it consists

of a Security

Interest over

a vessel shall

be that shown

by a valuation

complying
with the requirements of Clause
0

(
Valuation of Ships ); and
(b)

if it consists of cash, the US Dollar amount thereof.
15.5

Valuations binding
Any valuation

under Clauses
0

(
Provision of

additional security; prepayment
),
0

(
Valuation of
Ships
)

or
0

(
Value

of

additional

security
)

shall

be

binding

and

conclusive

as

regards

the
Borrowers,

as

shall

be

any

valuation

which

the

Majority

Lenders

make

of

any

additional
security which does not consist of or include a Security Interest.

15.6

Provision of information
The Borrowers shall

promptly provide the

Agent and

the Approved

Broker acting under

Clauses
0

(
Valuation of Ships ) or
0

(
Value of additional security ) with any information which the Agent or the Approved

Broker may

request for the

purposes of the valuation;

and, if the Borrowers
fail to provide the information

by the date specified

in the request,

the valuation may be

made
on

any

basis

and

assumptions

which

the

Approved

Broker

or

the

Majority

Lenders

(or

the
expert appointed by them) consider prudent.
15.7

Payment of valuation expenses
Without

prejudice

to

the generality

of

the

Borrowers'

obligations

under Clauses
0

(
Costs

of
negotiation,

preparation etc
.),
0

(
Costs

of

variations, amendments,

enforcement

etc
.)

and
0
( Miscellaneous indemnities
), the Borrowers

shall, on

demand, pay the

Agent the

amount of

the
fees and

expenses of

the Approved

Broker

instructed by

the Agent

under this Clause

and all
legal and other expenses incurred by any Creditor Party in connection with any matter arising
out of this

Clause (provided that

no more than

one valuation per

Ship subject to

a Mortgage
per year and, if required by

the Agent pursuant to Clause
0

(
Valuation of Ships ), one additional
valuation

per such

Ship per

year

shall

be payable

by

the

Borrowers,

save

for

if an

Event

of
Default has occurred which is continuing in which case the Borrowers shall be liable to pay for
all valuations that take place

during the period

such Event of Default is

continuing) and all

legal
and other expenses

incurred by any

Creditor Party

in connection with

any matter

arising out
of this Clause.
15.8

Application of prepayment
Clause
0 (
Application of

partial prepayment
) shall

apply in

relation to any

prepayment pursuant
to Clause
0

(
Security cover ).
16

PAYMENTS

AND CALCULATIONS

16.1

Currency and method of payments
All payments to be

made by the Lenders or by

any Borrower under a

Finance Document shall
be made to the Agent or to the Security Trustee, in the case of an amount payable to it:
(a)

by not later than 11.00 a.m. (New York City time) on the due date;
(b)

in same

day

Dollar funds

settled

through the

New York

Clearing House

Interbank Payments
System (or

in such other

Dollar funds and/or

settled in such

other manner as

the Agent shall
specify as being customary at

the time for the

settlement of international transactions

of the
type contemplated by this Agreement);

(c)

in the case

of an amount

payable by

a Lender to

the Agent or

by a Borrower

to the Agent

or
any Lender,

to such account as

the Agent may from

time to time notify to

the Borrowers and
the other Creditor Parties; and

(d)

in the case of an amount payable to the Security Trustee, to such account as it may from time to time notify to the Borrowers and the other Creditor Parties.

16.2

Payment on non-Business Day
If any payment by any Borrower under a Finance Document would otherwise fall due on a day
which is not a Business Day:
(a)

the due date shall be extended to the next succeeding Business Day; or
(b)

if the

next

succeeding Business

Day

falls

in the

next calendar

Month,

the due

date

shall

be
brought forward to the immediately preceding Business Day,
and interest

shall be payable

during any extension

under paragraph
0

at the

rate payable

on
the original due date.
16.3

Basis for calculation of periodic payments
All interest and commitment fee and any other payments under any Finance Document which are of an annual or periodic nature shall accrue

from day to day and shall be calculated on the
basis of the actual number of days elapsed and a 360 day year.
16.4

Distribution of payments to Creditor Parties
Subject

to

Clauses
0

(
Permitted

deductions

by

Agent
),
0

(
Agent

only

obliged

to

pay

when
monies received ) and
0

(
Refund to Agent of monies not received ):
(a)

any amount

received by

the Agent

under a

Finance Document for

distribution or remittance
to a Lender, the Swap Bank

or the Security

Trustee shall be made

available by the

Agent to that
Lender,

the Swap

Bank or,

as the

case may

be, the

Security Trustee

by payment,

with funds
having the same value as the funds received, to such account as the

Lender, the Swap Bank or
the Security

Trustee may have notified to

the Agent not

less than

five Business

Days previously;
and
(b)

amounts

to

be

applied

in

satisfying

amounts

of

a

particular

category

which

are

due

to

the
Lenders and/or the Swap Bank generally

shall be distributed by the Agent to each Lender and
the Swap Bank pro rata to the amount in that category which is due to it.
16.5

Permitted deductions by Agent
Notwithstanding any

other provision

of this

Agreement or

any other

Finance Document, the
Agent

may,

before

making

an

amount

available

to

a

Lender

or

the

Swap

Bank, deduct

and
withhold from

that amount

any

sum which

is then

due and

payable

to

the Agent

from

that
Lender or

the Swap

Bank under

any Finance

Document or

any sum

which the

Agent

is then
entitled

under

any

Finance

Document

to

require

that

Lender

or

the

Swap

Bank

to

pay

on
demand.
16.6

Agent only obliged to pay when monies received
Notwithstanding any

other provision

of this

Agreement or

any other

Finance Document, the
Agent shall not be obliged to make available to any Borrower or any Lender or the Swap Bank
any sum which

the Agent

is expecting

to receive for

remittance or distribution

to that

Borrower
or that

Lender or

the Swap

Bank until

the Agent

has satisfied

itself that

it has

received that
sum.

16.7

Refund to Agent of monies not received
If and

to the

extent

that the

Agent makes

available a

sum to

a Borrower

or a

Lender or

the
Swap Bank, without first having

received that sum, that Borrower

or (as the case may be) the
Lender or the Swap Bank concerned shall, on demand:
(a)

refund the sum in full to the Agent; and

(b)

pay to the Agent the

amount (as certified

by the Agent) which

will indemnify the

Agent against
any funding or

other loss, liability or

expense incurred by

the Agent as

a result of making

the
sum available before receiving it.

16.8

Agent may assume receipt
Clause
0

(
Refund to

Agent of monies

not received
) shall not

affect any

claim which the

Agent
has under the law

of restitution, and

applies irrespective of whether

the Agent had any

form
of notice that it had not received the sum which it made available.
16.9

Creditor Party accounts
Each Creditor Party shall maintain

accounts showing the

amounts owing to it

by the Borrowers
and each

Security Party

under the

Finance Documents

and all

payments in

respect of

those
amounts made by the Borrowers and any Security Party.
16.10

Agent's memorandum account
The

Agent

shall

maintain

a

memorandum

account

showing

the

amounts

advanced

by

the
Lenders and all other sums

owing to the Agent, the Security

Trustee and each Lender from the
Borrowers and each Security Party under

the Finance Documents and all payments in respect
of those amounts made by the Borrowers and any Security Party.
16.11

Accounts prima facie evidence
If

any

accounts

maintained

under

Clauses
0

(
Creditor

Party

accounts
)

and
0

(
Agent's
memorandum account
) show

an amount

to be

owing by

a Borrower

or a

Security Party

to a
Creditor Party,

those accounts shall be prima facie evidence that that amount is owing to that
Creditor Party.
17

APPLICATION OF RECEIPTS

17.1

Normal order of application
Except

as

any

Finance

Document

may

otherwise

provide,

any

sums

which

are

received

or
recovered by any Creditor Party under or by virtue of any Finance Document shall be applied:
(a)

FIRST:

in

or

towards

satisfaction

of

any

amounts

then

due

and

payable

under

the

Finance
Documents in the following order and proportions:
(i)

first,

in or

towards

satisfaction

pro

rata

of all

amounts then

due and

payable

to the
Creditor Parties

under the Finance Documents

other than those amounts

referred to
at paragraphs
0

and
0

(including, but without

limitation, all

amounts payable

by any
Borrower under Clauses
0

(
Fees and expenses ),
0

(
Indemnities ) and
0

(
No set-off or Tax

Deduction
)

of

this

Agreement

or

by

any

Borrower

or

any

Security

Party

under

any
corresponding or similar provision in any other Finance Document);
(ii)

secondly,

in

or

towards

satisfaction

pro

rata

of

any

and

all

amounts

of

interest

or
default interest payable to the Creditor Parties

under the Finance

Documents (and, for
this purpose, the

expression "
interest
" shall include

any net amount which

a Borrower
shall

have

become

liable

to

pay

or

deliver

under

section

2(e)

(
Obligations
)

of

the
Master Agreement but shall have failed to pay or deliver to the Swap Bank at the time
of application or distribution under this Clause
0

(
Application of receipts )); and
(iii)

thirdly,

in or towards

satisfaction pro

rata of

the Loan and the

Swap Exposure (in

the
case of the latter,

calculated as at

the actual Early Termination

Date applying to each
particular

Designated

Transaction,

or

if

no

such

Early

Termination

Date

shall

have
occurred, calculated as

if an

Early Termination Date occurred

on the

date of

application
or distribution hereunder);
(b)

SECONDLY:

in retention

of an amount

equal to

any amount

not then due

and payable

under
any Finance Document

but which the Agent,

by notice to

the Borrowers,

the Security Parties
and the other Creditor Parties, states in

its opinion will

either or may become due

and payable
in the future and,

upon those amounts becoming due and

payable, in or

towards satisfaction
of them in accordance with the provisions of Clause
0

(
Normal order of application ); and
(c)

THIRDLY:

any surplus

shall be

paid to

the Borrowers

or to

any other

person appearing

to be
entitled to it.
17.2

Variation of order of application
The Agent may,

with the authorisation of the

Majority Lenders and the

Swap Bank, by notice
to

the Borrowers,

the Security

Parties

and the

other Creditor

Parties

provide

for

a different
manner of application from

that set out in

Clause
0

(
Application of receipts ) either as regards
a specified sum or sums or as regards sums in a specified category or categories.
17.3

Notice of variation of order of application
The

Agent

may

give

notices under

Clause
0

(
Variation

of

order of

application
)

from

time to
time; and

such a

notice may

be stated

to apply

not only

to sums

which may

be received

or
recovered in the future, but also to any sum which has been received or recovered on or after the third Business Day before the date on which the notice is served.

17.4

Appropriation rights overridden
This Clause
0

(
Application of

receipts
) and

any

notice which

the Agent

gives under

Clause
0
( Variation of order of application ) shall override any right of appropriation possessed, and any appropriation made, by any Borrower or any Security Party.
18

APPLICATION OF EARNINGS
18.1

Payment of Earnings

Each

Borrower undertakes

with each

Creditor Party

to ensure

that, throughout

the Security
Period (and subject only to the provisions of the General Assignments) all Earnings of the Ship
owned by it (including

but not limited to

any sale and/or

insurance proceeds) are

paid to the
Earnings Account for that Ship.

18.2

Location of accounts
Each Borrower shall promptly:
(a)

comply

with

any

requirement

of

the

Agent

as

to

the

location

or

re

location

of

its

Earnings
Account; and
(b)

execute

any

documents

which

the

Agent

specifies

to

create

or

maintain

in

favour

of

the
Security Trustee a Security Interest over (and/or rights of set-off,

consolidation or other rights
in relation to) its Earnings Account.
18.3

Debits for expenses etc.
The Agent shall be entitled (but not

obliged) from time to time to

debit any Earnings Account
without prior notice in order to discharge any amount due and payable under Clause
0

or
0

to
a Creditor Party or

payment of which

any Creditor Party has

become entitled to

demand under
Clause
0

(
Fees and expenses ) or
0

(
Indemnities ).
18.4

Borrowers'

obligations unaffected
The provisions of this Clause
0

(
Application of Earnings ) do not affect:
(a)

the liability of the Borrowers to make payments of principal and interest on the due dates; or
(b)

any

other

liability

or

obligation

of

the

Borrowers

or

any

Security

Party

under

any

Finance
Document.

18.5

Earnings Accounts balances
Subject to the

other terms of

this Agreement (including, without

limitation, the terms

of this
Clause
0 (
Application of

Earnings
)), the

monies on

the Earnings

Account shall

be freely

available
to

the

Borrowers

to

be

used

in

accordance

with

and

in

compliance

with

the

terms

and
conditions

of

this

Agreement

subject

to

no

Event

of

Default

having

occurred

which

is
continuing and the Agent

having given notice to

the Borrowers that

such monies shall not be
freely available as a result of such Event of Default.
19

EVENTS OF DEFAULT

19.1

Events of Default
An Event of Default occurs if:
(a)

any Borrower or any Security

Party fails to pay when

due or (if

so payable) on demand

any sum
payable under

a Finance Document

or under any

document relating to

a Finance Document;
or
(b)

any

breach

occurs

of

Clauses
0

(
Waiver

of

conditions

precedent
),
0

(
No

immunity
),
0
( Sanctions ),
0

(
Title;

negative

pledge
),
0

(
No

disposal of

assets
),
0

(
Consents ),
0

(
Know

your
customer ), 11.20 (
Bribery and anti-corruption

laws
),
0

(
Sanctions ), 11.22 ( Use of proceeds ),
0
( Maintenance of status) ,
0

(
Negative undertakings ),
0

(
Maintenance of obligatory insurances ),
0

(
Terms

of

obligatory

insurances
),
0

(
Minimum

required

security

cover
),
0

(
Provision

of
additional security; prepayment ) and 12.4 ( Compliance Check)

of the Corporate Guarantee; or

(c)

any

breach

by

any

Borrower

or

any

Security

Party

occurs

of

any

provision

of

a

Finance
Document (other

than a

breach covered

by paragraphs
0

or
0
) which,

in the

opinion of

the
Majority Lenders, is

capable of remedy, and

such default continues

un-remedied ten days

after
written notice from the Agent requesting action to remedy the same; or
(d)

(subject to any applicable grace period specified in the Finance

Document) any breach by any
Borrower or

any Security Party

occurs of

any provision

of a

Finance Document

(other than

a
breach falling within paragraphs
0
,
0

or
0
); or
(e)

any

representation,

warranty

or

statement

made

or

repeated

by,

or

by

an

officer

of,

the
Borrower

or a

Security Party

in a

Finance Document

or

in a

Drawdown

Notice or

any other
notice or document relating to a Finance Document is materially untrue or misleading when it
is made or repeated; or
(f)

any of

the following occurs

in relation to

any Financial Indebtedness

of a Relevant

Person (in
the case of all Relevant Persons (taken as a

whole) exceeding in aggregate $10,000,000 (or

the
equivalent

in

any

other

currency)

at

any

relevant

time
Provided

that

in

the

case

of

each
Borrower,

individually,

any Financial

Indebtedness exceeding

$500,000 (or

the equivalent

in
any other currency)):
(i)

any Financial Indebtedness of a Relevant Person is not paid when due; or
(ii)

any Financial Indebtedness of a Relevant Person becomes due and payable or capable of being declared due

and payable prior to

its stated maturity

date as a consequence
of any event of default; or
(iii)

a lease, hire

purchase agreement or

charter creating any

Financial Indebtedness of

a
Relevant

Person

is

terminated

by

the lessor

or

owner or

becomes capable

of

being
terminated as a consequence of any termination event; or
(iv)

any

overdraft,

loan,

note

issuance,

acceptance

credit,

letter

of

credit,

guarantee,
foreign

exchange

or

other

facility,

or

any

swap

or

other

derivative

contract

or
transaction, relating

to any

Financial Indebtedness of

a Relevant

Person ceases

to be
available or becomes

capable of being terminated

as a result

of any event

of default,
or cash cover

is required, or

becomes capable of

being required, in

respect of such

a
facility as a result of any event of default; or
(v)

any

Security

Interest

securing

any

Financial

Indebtedness

of

a

Relevant

Person
becomes enforceable; or
(g)

any of the following occurs in relation to a Relevant Person:
(i)

a Relevant

Person becomes, in

the opinion of

the Majority Lenders,

unable to pay

its
debts as they fall due; or
(ii)

any

assets

of

a

Relevant

Person

are

subject

to

any

form

of

execution,

attachment,
arrest,

sequestration

or

distress

in

respect

of

a

sum

of,

or

sums

exceeding,

in
aggregate, in

the case of

all Relevant

Persons (taken

as a whole)

$10,000,000 (or the
equivalent

in any

other currency)

at any

relevant

time

Provided that

in the

case of
each Borrower, individually,

any sum of, or sums exceeding, in aggregate $500,000 (or
the equivalent in any other currency);

(iii)

any administrative or other receiver is appointed over any asset of a Relevant

Person;
or
(iv)

an

administrator

is

appointed

(whether

by

the

court

or

otherwise)

in

respect

of

a
Relevant Person; or
(v)

any

formal

declaration

of

bankruptcy

or

any

formal

statement

to

the

effect

that

a
Relevant Person is insolvent

or likely to

become insolvent is

made by

a Relevant Person
or by the directors

of a Relevant Person

or,

in any proceedings, by

a lawyer acting for
a Relevant Person; or

(vi)

a provisional

liquidator is

appointed in

respect of

a Relevant Person,

a winding

up order
is

made

in

relation

to

a

Relevant

Person

or

a

winding

up

resolution

is

passed

by

a
Relevant Person; or

(vii)

a

resolution

is

passed,

an

administration

notice

is

given

or

filed,

an

application

or
petition to a

court is made or

presented or any

other step is

taken by (aa)

a Relevant
Person, (bb)

the members or

directors of

a Relevant

Person, (cc)

a holder of

Security
Interests

which

together

relate

to

all or

substantially

all

of

the

assets of

a

Relevant
Person, or (dd) a government minister

or public or regulatory authority of a Pertinent
Jurisdiction for or with a view to the winding up of that or another Relevant Person or the

appointment

of

a

provisional

liquidator

or

administrator

in

respect

of

that

or
another Relevant

Person,

or that

or another

Relevant

Person

ceasing or

suspending
business operations or payments to creditors, save that this paragraph does not apply to

a

fully

solvent

winding

up

of

a

Relevant

Person

other

than

a

Borrower

or

the
Corporate

Guarantor

which

is,

or

is

to

be,

effected

for

the

purposes

of

an
amalgamation

or

reconstruction

previously

approved

by

the

Majority

Lenders

and
effected not later than three months after the commencement of the winding up; or
(viii)

an administration notice is given or filed, an

application or petition to a court is made
or presented or any other step

is taken by a creditor of

a Relevant Person

(other than
a

holder

of

Security

Interests

which

together

relate

to

all

or

substantially

all

of

the
assets

of

a

Relevant

Person)

for

the

winding

up

of

a

Relevant

Person

or

the
appointment

of

a

provisional

liquidator

or

administrator

in

respect

of

a

Relevant
Person in any Pertinent

Jurisdiction, unless the proposed winding up, appointment of
a

provisional

liquidator

or

administration

is

being

contested

in

good

faith,

on
substantial grounds and not

with a view

to some other

insolvency law procedure being
implemented

instead

and

either

(aa)

the

application

or

petition

is

dismissed

or
withdrawn within

30 days

of being

made or

presented, or

(bb) within

30 days

of the
administration

notice

being

given

or

filed,

or

the

other

relevant

steps

being

taken,
other action

is taken which

will ensure that

there will be

no administration and

(in both
cases

(aa)

or

(bb))

the

Relevant

Person

will

continue

to

carry

on

business

in

the
ordinary

way

and

without

being

the

subject

of

any

actual,

interim

or

pending
insolvency law procedure; or
(ix)

a Relevant Person or its directors

take any steps (whether by making or presenting an
application or petition to a

court, or submitting or presenting

a document setting out
a proposal

or proposed

terms, or

otherwise) with

a view

to obtaining,

in relation

to
that or

another Relevant

Person,

any form

of moratorium,

suspension or

deferral

of
payments,

reorganisation

of

debt

(or

certain

debt)

or

arrangement

with

all

or

a
substantial proportion (by number or value) of creditors or of any class of them or any
such moratorium, suspension or deferral of payments, reorganisation or arrangement is

effected

by

court

order,

by

the

filing

of

documents

with

a

court,

by

means

of

a
contract or in any other way at all; or
(x)

any meeting of the members or directors,

or of any committee of the

board or senior
management,

of

a

Relevant

Person

is

held

or

summoned

for

the

purpose

of
considering a resolution

or proposal to

authorise or take

any action of

a type described
in paragraphs
0

to
0

or a

step preparatory

to such

action, or (with

or without such

a
meeting) the

members, directors

or such

a committee

resolve or

agree that

such an
action or step

should be taken

or should be

taken if

certain conditions materialise

or
fail to materialise; or
(xi)

in

a

country

other

than

England,

any

event

occurs,

any

proceedings

are

opened

or
commenced or

any step is

taken which, in

the opinion

of the

Majority Lenders is

similar
to any of the foregoing; or
(h)

any Borrower ceases or suspends

carrying on its business

or a part of its

business which, in the
opinion of the Majority Lenders, is material in the context of this Agreement; or
(i)

it becomes unlawful in any Pertinent Jurisdiction or impossible:
(i)

for

any

Borrower,

the

Corporate

Guarantor

or

any

Security

Party

to

discharge

any
liability under a

Finance Document or

to comply with

any other

obligation which

the
Majority Lenders consider material under a Finance Document;
(ii)

for

the

Agent,

the

Security

Trustee,

the

Lenders

or

the

Swap

Bank

to

exercise

or
enforce

any

right

under,

or

to

enforce

any

Security

Interest

created

by,

a

Finance
Document; or
(j)

any

official

consent

necessary to

enable

any

Borrower

to

own,

operate

or

charter

the

Ship
owned

by

it

or

to

enable any

Borrower

or

any

Security Party

to

comply

with any

provision
which the

Majority Lenders

consider material

of a

Finance Document is

not granted,

expires
without being renewed, is revoked or becomes

liable to revocation or any condition of such a
consent is not fulfilled; or

(k)

it appears to the Majority Lenders that, without their prior consent, a change has occurred

or
probably has occurred after the date

of this Agreement in the ownership of

any of the shares
in a Borrower or the Approved Manager; or
(l)

any provision which the Majority Lenders

consider material of a Finance Document

proves to
have

been or

becomes invalid

or unenforceable,

or a

Security Interest

created

by a

Finance
Document proves to

have been or

becomes invalid or

unenforceable or such

a Security

Interest
proves to have ranked after, or loses its priority to, another

Security Interest or any other

third
party claim or interest; or
(m)

the security constituted by a Finance Document is in any way imperilled or in jeopardy; or
(n)

without the prior

consent of the

Lenders, the shares

of the Corporate

Guarantor cease to

be
listed on the New York Stock Exchange; or
(o)

an Event of Default (as defined in section 14 of the Master Agreement) occurs; or

(p)

the Master Agreement

is terminated, cancelled,

suspended, rescinded

or revoked or

otherwise
ceases to

remain in

full force

and effect

for any

reason except

with the consent

of the

Swap
Bank; or
(q)

any

other

event

occurs

or

any

other

circumstances

arise

or

develop

including,

without
limitation:
(i)

a change in the financial position, state of affairs or prospects of any Relevant Person;
or
(ii)

any accident or other event

involving any Ship or another

vessel owned, chartered or
operated by a Relevant Person,
in

the

light

of

which

the

Majority

Lenders

consider

that

there

is

a

significant

risk

that

any
Borrower

or

Corporate

Guarantor

is,

or

will

later

become,

unable to

discharge

its

liabilities
under the Finance Documents as they fall due.
19.2

Actions following an Event of Default
On, or at any time after, the occurrence of an Event

of Default:
(a)

the Agent may,

and if so instructed by the Majority Lenders, the Agent shall:
(i)

serve on the Borrowers a notice

stating that all or part

of the Commitments and

of the
other obligations of

each Lender

to the Borrowers

under this

Agreement are cancelled;
and/or
(ii)

serve

on

the

Borrowers

a

notice

stating

that

all

or

part

of

the

Loan

together

with
accrued interest

and all

other amounts

accrued or

owing under

this Agreement

are
immediately due and payable or are due and payable on demand; and/or
(iii)

take

any other

action which,

as a

result of

the Event

of Default

or any

notice served
under paragraph
0

or
0
, the Agent

and/or the Lenders

are entitled to

take under any
Finance Document or any applicable law; and/or
(b)

the Security

Trustee

may,

and if

so instructed

by the

Agent, acting

with the

authorisation of
the Majority Lenders, the Security Trustee shall take any action which, as a result of the Event of Default or

any notice

served under

paragraph
0
0

or
0
, the

Security Trustee, the

Agent and/or
the Lenders

and/or the

Swap Bank

are entitled

to take

under any

Finance Document

or any
applicable law.
19.3

Termination of Commitments
On

the

service

of

a

notice

under

Clause
0

(
Actions

following

an

Event

of

Default
),

the
Commitments and all

other obligations of each

Lender to the Borrowers under

this Agreement
shall be cancelled.
19.4

Acceleration of Loan
On the service of a notice under Clause
0

(
Actions following an Event of Default
), all or,

as the
case may be, the part of

the Loan specified in

the notice together with accrued

interest and all
other

amounts

accrued

or

owing

from

the

Borrowers

or

any

Security

Party

under

this

Agreement and every other Finance

Document shall become immediately due

and payable or,
as the case may be, payable on demand.
19.5

Multiple notices; action without notice
The

Agent

may

serve notices

under Clauses
0

and
0

(
Actions

following

an

Event

of Default
)
simultaneously or

on different

dates and

it and/or

the Security

Trustee

may take

any action
referred

to in

Clause
0

(
Actions

following an

Event

of Default
) if

no such

notice is

served or
simultaneously with or at any time after the service of both or either of such notices.
19.6

Notification of Creditor Parties and Security Parties
The Agent

shall send

to each

Lender,

the Swap

Bank, the

Security Trustee

and each

Security
Party a copy or the text of any notice

which the Agent serves on

the Borrowers under Clause
0
( Actions following an Event of Default
); but the notice shall

become effective when it is served
on the Borrowers, and no failure or delay by the Agent to send a copy or the text of the notice
to any other

person shall invalidate

the notice or provide

any Borrower or

any Security Party
with any form of claim or defence.
19.7

Creditor Party's rights unimpaired
Nothing

in

this

Clause shall

be

taken

to

impair or

restrict

the exercise

of

any

right

given

to
individual Lenders

or the

Swap

Bank under

a Finance

Document or

the general

law; and,

in
particular,

this

Clause

is

without

prejudice

to

Clause
0

(
Interest

of

Lenders

and

Swap

Bank
several
).

19.8

Exclusion of Creditor Party liability
No Creditor

Party,

and no receiver

or manager

appointed by the

Security Trustee,

shall have
any liability to a Borrower or a Security Party:
(a)

for any loss

caused by

an exercise of

rights under, or enforcement of

a Security

Interest created
by, a Finance Document or by any failure or delay to

exercise such a right or to enforce such a
Security Interest; or
(b)

as mortgagee in

possession or

otherwise, for

any income

or principal

amount which

might have
been produced by

or realised from

any asset comprised

in such a

Security Interest or

for any
reduction (however caused) in the value of such an asset,
except

that this

does not

exempt

a Creditor

Party or

a receiver

or manager

from liability

for
losses

shown

to

have

been

directly

and

mainly

caused

by

the

dishonesty

or

the

wilful
misconduct of such Creditor Party's

own officers and employees or

(as the case may be)

such
receiver's or manager's own partners or employees and any other member of the Group.
19.9

Relevant Persons
In

this

Clause
0

(
Events

of

Default
),

a

"
Relevant

Person
"

means

a

Borrower,

the

Corporate
Guarantor

or

a

Security

Party,

and

any

company

which

is

a

subsidiary

of

the

Corporate
Guarantor or a Security Party and any other

member of the Group but

excluding any company
which is dormant and the value of whose gross assets is $50,000 or less.

19.10

Interpretation
In Clause
0 (
Events of Default
), references to an event

of default or a

termination event include
any event, howsoever described, which is similar to an event of default in a facility agreement or a

termination event in

a finance

lease; and

in Clause
0 (
Events of

Default
), " petition " includes
an application.
19.11

Position of Swap Bank
Neither the

Agent nor

the Security

Trustee shall be

obliged, in

connection with

any action

taken
or proposed to be

taken under or pursuant to

the foregoing provisions of

this Clause
0
, to have
any regard

to the requirements

of the Swap

Bank except

to the extent

that the Swap

Bank is
also a Lender.
20

FEES AND EXPENSES

20.1

Fees
The Borrowers shall pay to the Agent:
(a)

on the date

of this Agreement,

a non-refundable arrangement

fee computed at the

rate of one
per

cent.

of

the

Total

Commitments

for

distribution

among

the

Lenders

pro

rata

to

their
Commitments.

(b)

a commitment

fee at

a rate

equal to

35 per

cent. of

the Margin

per annum

on the

undrawn
amount of the Total Commitments from time to time.

The accrued commitment fee is

payable
on

the

last

day

of

each

successive

period

of

three

Months

which

ends

during

the

relevant
Availability Period,

on the last

day of the

relevant Availability

Period and, if

cancelled, on the
cancelled

amount

of

the

relevant

Lender's

Commitment

at

the

time

the

cancellation

is
effective.
20.2

Costs of negotiation, preparation etc.
The Borrowers

shall pay

to the

Agent on

its demand the

amount of

all expenses

incurred by
the Agent

or the Security

Trustee

in connection with

the negotiation, preparation,

execution
or

registration

of

any

Finance

Document

or

any

related

document

or

with

any

transaction
contemplated by a Finance Document or a related document.
20.3

Costs of variations, amendments, enforcement etc.
The Borrowers shall pay to the Agent, on the Agent

's demand, for the account of the Creditor
Party concerned, the amount of all expenses incurred by a Creditor Party in connection with:

(a)

any amendment or

supplement to a

Finance Document (required

for the continuation

of the
availability of the

Loan or as

contemplated under Clause
0 (
Changes to reference

rates
)), or any
proposal

for such an amendment to be made;

(b)

any

consent or

waiver

by the

Lenders, the

Swap

Bank, the

Majority Lenders

or the

Creditor
Party concerned

under or in

connection with

a Finance Document,

or any

request for

such a
consent or waiver;
(c)

the valuation of any security provided

or offered under Clause
0

(
Security Cover ) or any other
matter relating to such security; or

(d)

where the

Security Trustee,

in its absolute

opinion, considers

that there

has been a

material
change to

the insurances

in respect

of a

Ship, the

review of

the insurances

of that

Ship pursuant
to Clause
0

(
Review of insurance requirements ); and
(e)

any step taken by

the Creditor party

concerned or

the Swap Bank

with a

view to the

protection,
exercise or enforcement of any right or

Security Interest created by a Finance

Document or for
any similar purpose.
There shall

be recoverable

under paragraph
0

the full

amount of

all legal

expenses, whether
or not

such as

would be

allowed under

rules of

court or

any taxation or

other procedure

carried
out under such rules.
20.4

Extraordinary management time
The Borrowers shall

pay to

the Agent on

its demand

compensation in respect

of the reasonable
and documented amount of time

which the management of either

Servicing Bank has

spent in
connection with a matter covered by Clause
0

(
Costs of variations, amendments, enforcement
etc.
)

and

which

exceeds

the

amount

of

time

which

would

ordinarily

be

spent

in

the
performance of the relevant Servicing Bank's routine functions.

Any such compensation shall
be based

on such

reasonable daily or

hourly rates

as the

Agent may

notify to

the Borrowers
and is in addition to any fee paid or payable to the relevant Servicing Bank.
20.5

Documentary taxes
The

Borrowers

shall

promptly

pay

any

tax

payable

on

or

by

reference

to

any

Finance
Document, and shall, on the

Agent's demand, fully indemnify each Creditor

Party against any
claims, expenses, liabilities and losses

resulting from any

failure or delay

by the Borrowers

to
pay such a tax.
20.6

Financial Services Authority fees
The Borrowers

shall pay to

the Agent, on

the Agent's demand,

for the account

of the Lender
concerned

the

amounts

which

the

Agent

from

time

to

time

notifies

the

Borrowers

that

a
Lender has notified the Agent to be necessary to compensate it for the cost attributable to its
Contribution resulting from the imposition

from time to time

under or pursuant to the

Bank of
England Act 1998 and/or by the

Bank of England and/or by the

Financial Services Authority (or
other United Kingdom governmental

authorities or agencies) of a

requirement to

pay fees to
the

Financial

Services

Authority

calculated

by

reference

to

liabilities

used

to

fund

its
Contribution.
20.7

Certification of amounts
A

notice

which

is

signed

by

two

officers

of

a

Creditor

Party,

which

states

that

a

specified
amount,

or

aggregate

amount,

is

due

to

that

Creditor

Party

under

this

Clause
0

and

which
indicates (without necessarily

specifying a

detailed breakdown) the

matters in respect

of which
the amount,

or aggregate

amount, is

due shall

be prima

facie evidence

that the

amount, or
aggregate amount, is due.

21

INDEMNITIES

21.1

Indemnities regarding borrowing and repayment of Loan
The Borrowers shall fully

indemnify the

Agent and each

Lender on the

Agent's demand and

the
Security Trustee

on its

demand in respect

of all

claims, expenses,

liabilities and losses

which
are made

or brought

against or

incurred by

that Creditor

Party,

or which

that Creditor

Party
reasonably and

with due

diligence estimates

that it

will incur,

as a

result of

or in

connection
with:
(a)

a Tranche

not being borrowed

on the date

specified in the

Drawdown Notice

for any

reason
other than a default by the Lender claiming the indemnity;

(b)

the receipt or recovery of all or any part of the Loan

or an overdue sum otherwise than on the
last day of an Interest Period or other relevant period;
(c)

any failure (for whatever reason)

by the Borrowers

to make payment of

any amount due

under
a Finance Document on the

due date or,

if so payable, on

demand (after giving credit

for any
default

interest

paid

by

the

Borrowers

on

the

amount

concerned

under

Clause
0

(
Default
Interest )) ; and
(d)

the occurrence of

an Event of

Default or a

Potential Event

of Default and/or

the acceleration
of repayment of the Loan under Clause
0

(
Events of Default ),
and in respect

of any tax

(other than tax

on its overall

net income or

a FATCA

Deduction) for
which a Creditor Party is liable in

connection with any amount paid

or payable to that Creditor
Party (whether for its own account or otherwise) under any Finance Document.
21.2

Miscellaneous indemnities
The Borrowers shall fully indemnify each Creditor Party severally on their respective demands in respect of all claims, expenses, liabilities and losses which may be made or brought against
or incurred by a Creditor Party, in any

country, as a result of or in connection with:
(a)

any action taken, or

omitted or neglected

to be taken, under

or in connection

with any Finance
Document by

the Agent,

the Security

Trustee

or any

other Creditor

Party or

by any

receiver
appointed under a Finance Document; or
(b)

any civil

penalty or fine

against, and

all reasonable costs

and expenses (including

reasonable
fees of counsel and disbursements) incurred in

connection with or the

defence thereof by, the
Agent

or

any

other

Creditor

Party

as

a

result

of

conduct

of

any

Borrower

or

any

of

their
partners, directors, officers, employees, agents or advisors, that violates any Sanctions;

or
(c)

any other Pertinent Matter,
other than claims,

expenses, liabilities and losses

which are shown

to have

been directly and
mainly

caused

by

the

dishonesty

or

wilful

misconduct

of

the

officers

or

employees

of

the
Creditor Party concerned.
Without prejudice

to its

generality, this Clause
0 (
Miscellaneous indemnities
) covers any

claims,
expenses, liabilities

and losses

which arise,

or are

asserted, under

or in

connection with

any
law relating

to safety

at sea,

the ISM

Code, the

ISPS Code

or any

Environmental

Law or

any
Sanctions.

21.3

Environmental Indemnity
Without

prejudice

to

its generality,

Clause
0

(
Miscellaneous indemnities
) covers

any

claims,
demands, proceedings,

liabilities, taxes,

losses or

expenses of

every kind

which arise,

or are
asserted,

under

or

in

connection

with

any

law

relating

to

safety

at

sea,

pollution

or

the
protection of the environment, the ISM Code or the ISPS Code.
21.4

Currency indemnity
If any

sum due

from any

Borrower or

any Security

Party to

a Creditor

Party under

a Finance
Document or under

any order or

judgment relating to

a Finance

Document has

to be converted
from

the

currency

in

which

the

Finance

Document

provided

for

the

sum

to

be

paid

(the
"Contractual Currency") into another currency (the "Payment Currency") for the purpose of:
(a)

making or lodging

any claim or

proof against

any Borrower

or any

Security Party,

whether in
its liquidation, any arrangement involving it or otherwise; or
(b)

obtaining an order or judgment from any court or other tribunal; or
(c)

enforcing any such order or judgment,
the Borrowers shall

indemnify the Creditor Party

concerned against the loss

arising when the
amount of the

payment actually received

by that Creditor

Party is

converted at

the available
rate of exchange into the Contractual Currency.
In this

Clause
0 (
Currency indemnity
), the

"
available rate of

exchange
" means the

rate at which
the Creditor Party concerned is able at the opening of business

(London time) on the Business
Day

after

it

receives

the

sum

concerned

to

purchase

the

Contractual

Currency

with

the
Payment Currency.
This Clause
0

(
Currency indemnity
)creates a separate liability of

the Borrowers which is

distinct
from their other liabilities under

the Finance Documents and

which shall not be merged

in any
judgment or order relating to those other liabilities.
21.5

Application to Master Agreement
For the

avoidance of

doubt, Clause
0

(
Currency indemnity
)does not

apply in

respect of

sums
due from the Borrowers to the Swap Bank under or in connection with the Master Agreement
as to which sums the provisions

of section 8 (
Contractual Currency ) of the Master Agreement
shall apply.
21.6

Mandatory Cost
Each Borrower shall, on

demand by the

Agent, pay to the

Agent for the account

of the relevant
Lender,

such amount which

any Lender

certifies in

a notice to

the Agent

to be

its good

faith
determination of the amount necessary to compensate it for complying with:
(a)

in

the

case

of

a

Lender

lending

from

a

Facility

Office

in

a

Participating

Member

State,

the
minimum reserve requirements (or

other requirements having the

same or similar

purpose) of
the European

Central Bank

(or any

other authority or

agency which

replaces all

or any

of its
functions) in respect of loans made from that Facility Office; and

(b)

in the

case

of

any

Lender lending

from

a Facility

Office in

the United

Kingdom, any

reserve
asset,

special

deposit

or

liquidity

requirements

(or

other

requirements

having

the

same

or
similar

purpose)

of

the

Bank

of

England

(or

any

other

governmental

authority

or

agency)
and/or

paying any

fees

to the

Financial Conduct

Authority and/or

the Prudential

Regulation
Authority (or

any other

governmental

authority or

agency which

replaces all

or any

of their
functions),
which, in each case, is referable to that Lender's participation in the Loan.
21.7

Certification of amounts
A

notice

which

is

signed

by

two

officers

of

a

Creditor

Party,

which

states

that

a

specified
amount,

or

aggregate

amount,

is

due

to

that

Creditor

Party

under

this

Clause
0

and

which
indicates (without necessarily

specifying a

detailed breakdown) the

matters in respect

of which
the amount,

or aggregate

amount, is

due shall

be prima

facie evidence

that the

amount, or
aggregate amount, is due.
21.8

Sums deemed due to a Lender
For the purposes of this Clause
0

(
Indemnities
), a sum payable by

the Borrowers to

the Agent
or the Security

Trustee for distribution to

a Lender

shall be

treated as a

sum due

to that Lender.
22

NO SET-OFF OR TAX

DEDUCTION

22.1

No deductions
All amounts due from the Borrowers under a Finance Document shall be paid:
(a)

without any form of set off, cross-claim or condition; and
(b)

free and clear of

any tax deduction except a

tax deduction which a

Borrower is required by law
to make.
22.2

Grossing-up for taxes
If a Borrower is required by law to make a tax deduction from any payment:
(a)

that Borrower shall notify the Agent as soon as it becomes aware of the requirement;
(b)

that Borrower shall pay the tax deducted

to the appropriate taxation

authority promptly, and
in any event before any fine or penalty arises; and
(c)

the

amount

due

in

respect

of

the

payment

shall

be

increased

by

the

amount

necessary

to
ensure that each Creditor Party receives

and retains (free from any

liability relating to the tax
deduction) a net

amount which, after

the tax

deduction, is equal

to the

full amount which

it
would otherwise have received.
22.3

Evidence of payment of taxes
Within one month

after making any

tax deduction, the

Borrower concerned shall

deliver to the
Agent

documentary

evidence

satisfactory

to

the

Agent

that

the

tax

had

been

paid

to

the
appropriate taxation authority.

22.4

Exclusion of tax on overall net income
In

this

Clause
0

(
No

set-off

or

Tax

Deduction
)

"
tax

deduction
"

means

any

deduction

or
withholding for

or

on

account

of

any

present

or

future

tax

except

tax

on

a

Creditor

Party's
overall net income, other than a FATCA

Deduction.
22.5

Application to Master Agreement
For the avoidance of doubt, Clause
0

(
No set-off or Tax Deduction
) does not apply

in respect of
sums

due

from

the

Borrowers

to

the

Swap

Bank

under

or

in

connection

with

the

Master
Agreement as to which sums the provisions of section 2(d) ( Deduction or Withholding for Tax )
of the Master Agreement shall apply.
22.6

FATCA

Information
(a)

Subject

to

paragraph
0

below,

each

Party

shall,

within

ten

Business

Days

of

a

reasonable
request by another Party:
(i)

confirm to that other Party whether it is:
(A)

a FATCA

Exempt Party; or
(B)

not a FATCA

Exempt Party; and
(ii)

supply to that other

Party such forms,

documentation and other information

relating
to its status

under FATCA

as that other Party

reasonably requests for the

purposes of
that other Party's compliance with FATCA;

and
(iii)

supply to that other

Party such forms,

documentation and other information

relating
to

its

status

as

that

other

Party

reasonably

requests

for

the

purposes of

that

other
Party's compliance with any other law, regulation or exchange of information regime.
(b)

If a Party confirms to

another Party pursuant to sub-paragraph
0

of paragraph
0

above that it
is a FATCA

Exempt Party and it subsequently becomes aware that it is not, or has ceased to be
a FATCA

Exempt Party,

that Party shall notify that other Party reasonably promptly.
(c)

Paragraph
0

above shall not

oblige any

Creditor Party to

do anything and sub-paragraph
0

of
paragraph
0

above shall not oblige any other Party to do anything which would or might in its reasonable opinion constitute a breach of:
(i)

any law or regulation;
(ii)

any fiduciary duty; or
(iii)

any duty of confidentiality.
(d)

If

a

Party

fails

to

confirm

whether

or

not

it

is

a

FATCA

Exempt

Party

or

to

supply

forms,
documentation or

other information

requested in

accordance with

sub-paragraphs
0

or
0

of
paragraph
0

above (including, for the avoidance

of doubt, where paragraph
0

above applies),
then such

Party shall

be treated

for

the purposes

of the

Finance Documents

(and payments
under

them)

as

if

it

is

not

a

FATCA

Exempt

Party

until

such

time

as

the

Party

in

question
provides the requested confirmation, forms, documentation or other information.

(e)

If a Borrower

is a US

Tax

Obligor,

or the Agent

reasonably believes that

its obligations

under
FATCA

or

any

other

applicable

law

or

regulation

require

it,

each

Lender

shall,

within

ten
Business Days of:
(i)

where a Borrower is

a US Tax Obligor and

the relevant Lender

is a Lender

as of the

date
of this Agreement, the date of this Agreement;
(ii)

where

a Borrower

is a

US Tax

Obligor

on

a

date

where

a

transfer

is effected

under
Clause
0

(
Transfer

by a

Lender
) and

the relevant

Lender is

a

Transferee

Lender,

the
relevant date on which such transfer is effected under Clause
0

(
Transfer by a Lender );
or
(iii)

where a Borrower is not a US Tax Obligor,

the date of a request from the Agent,
supply to the Agent:
(iv)

a withholding certificate on Form W-8, Form W-9 or any other relevant form; or
(v)

any withholding

statement or

other document,

authorisation or

waiver as

the Agent
may require to certify or

establish the status of such

Lender under FATCA or that other
law or regulation.
(f)

The

Agent

shall

provide

any

withholding

certificate,

withholding

statement,

document,
authorisation

or

waiver

it

receives

from

a

Lender

pursuant

to

paragraph
0

above

to

the
Borrowers.
(g)

If

any

withholding

certificate,

withholding

statement,

document,

authorisation

or

waiver
provided to

the Agent

by a

Lender pursuant

to

paragraph
0

above is

or becomes

materially
inaccurate

or

incomplete,

that

Lender

shall

promptly

update

it

and

provide

such

updated
withholding

certificate,

withholding

statement,

document,

authorisation

or

waiver

to

the
Agent

unless it

is unlawful

for

the Lender

to do

so (in

which case

the Lender

shall promptly
notify

the

Agent).

The

Agent

shall

provide

any

such

updated

withholding

certificate,
withholding statement, document, authorisation or waiver to the Borrowers.
(h)

The

Agent

may

rely

on

any

withholding

certificate,

withholding

statement,

document,
authorisation or waiver it receives from a Lender pursuant

to paragraph
0

or
0

above without
further

verification.

The

Agent

shall

not

be

liable

for

any

action

taken

by

it

under

or

in
connection with paragraphs
0
,
0

or
0

above.
22.7

FATCA

Deduction
(a)

Each Party may make any FATCA

Deduction it is required to make by FATCA, and any payment
required in connection with that FATCA

Deduction, and no Party shall be required to increase
any payment

in respect of which

it makes such

a FATCA

Deduction or otherwise compensate
the recipient of the payment for that FATCA

Deduction.
(b)

Each Party shall

promptly, upon becoming aware that

it must make a

FATCA

Deduction (or

that
there is any

change in the

rate or the basis

of such FATCA Deduction), notify the

Party to whom
it is

making the

payment and,

in addition,

shall notify

each Borrower

and the

Agent and

the
Agent shall notify the other Creditor Parties.

23

ILLEGALITY AND SANCTIONS AFFECTING A LENDER
23.1

Illegality
This Clause
0

(
Illegality and Sanctions affecting a Lender ) applies if:
(a)

a Lender

(the "
Notifying Lender
") notifies

the Agent

that it

has become,

or will

with effect from
a specified date, become:
(i)

unlawful or prohibited as a result

of the introduction of a new law,

an amendment to
an

existing

law

or

a

change

in

the

manner

in

which

an

existing

law

is

or

will

be
interpreted or applied; or

(ii)

contrary to, or inconsistent with, any regulation or Sanctions, for

the

Notifying

Lender

to

maintain

or

give

effect

to

any

of

its

obligations

under

this
Agreement in the manner contemplated by this

Agreement or to determine or charge interest
rates based upon Term

SOFR;

and
(b)

without prejudice to

any of

the express

obligations of the

Security Parties under

the Finance
Documents,

in

the

opinion

of

a

Lender

acting

reasonably

anything

whatsoever

is

done

or
omitted to be done by a Security Party which would result in that Lender being in breach of or
made subject to Sanctions,

or at risk of being in breach of or made subject to Sanctions.
23.2

Notification of illegality
The Agent shall

promptly notify the Borrowers,

the Security Parties, the

Security Trustee

and
the other Lenders

of the notice

under Clause
0

(
Illegality
) which the

Agent receives

from the
Notifying Lender.
23.3

Prepayment; termination of Commitment
On the Agent

notifying the Borrowers

under Clause
0

(
Notification of illegality ), the Notifying
Lender's Commitment shall terminate; and thereupon or,

if later,

on the date specified in the
Notifying Lender's

notice under

Clause
0

(
Illegality
) as

the date

on which

the notified

event
would

become

effective

the

Borrowers

shall

prepay

the

Notifying

Lender's

Contribution

in
accordance with Clause
0

(
Repayment and prepayment ).
23.4

Mitigation
If

circumstances

arise

which

would

result

in

a

notification

under

Clause
0

(
Illegality
)

then,
without

in any

way

limiting the

rights

of

the Notifying

Lender under

Clause
0

(
Prepayment;
termination of Commitment
), the Notifying

Lender shall

use reasonable endeavours

to transfer
its

obligations,

liabilities

and

rights

under

this

Agreement

and

the

Finance

Documents

to
another

office

or

financial

institution

not

affected

by

the

circumstances

but

the

Notifying
Lender shall not be under any obligation to take

any such action if,

in its opinion, to do would
or might:
(a)

have an adverse effect on its business, operations or financial condition; or
(b)

involve it

in any

activity which is

unlawful or prohibited

or any

activity that

is contrary

to, or
inconsistent with, any regulation; or

(c)

involve it in any expense (unless indemnified to its satisfaction) or tax disadvantage.
24

INCREASED COSTS

24.1

Increased costs
This Clause
0

(
Increased costs
) applies if

a Lender (the

"
Notifying Lender ") notifies the Agent
that the Notifying Lender considers that as a result of:
(a)

the introduction or

alteration after

the date of

this Agreement of

a law or

an alteration after
the date of this

Agreement in the

manner in which

a law is

interpreted or applied (disregarding
any effect

which relates to the

application to payments under

this Agreement of a tax

on the
Lender's overall net income); or
(b)

complying

with

any

regulation

(including

any

which

relates

to

capital

adequacy

or

liquidity
controls or which affects the manner in which the Notifying

Lender allocates capital resources
to its obligations under

this Agreement) which is introduced,

or altered, or the interpretation
or application of which is altered, after the date of this Agreement; or
(c)

complying

with

any

regulation

(including

the

"International

Convergence

of

Capital
Measurement and

Capital Standards, a

Revised Framework"

published by

the Basel

Committee
on Banking Supervision

in June 2004,

in the form

existing on

the date of

this Agreement and
any other regulation

which relates to

capital adequacy or

liquidity controls or

which affects the
manner in which the

Notifying Lender allocates capital

resources to its

obligations under this
Agreement)

which is

introduced, or

altered,

or

the

interpretation

or

application of

which is
altered, after the date of this Agreement; or
(d)

the introduction,

implementation, application,

administration or

compliance with Basel

III or
CRD IV, or any law or regulation which implements or applies Basel III or CRD IV (regardless of the

date

on

which

it

is

enacted,

adopted

or

issued

and

regardless

of

whether

any

such
implementation, application

or compliance

is by

a government,

regulator,

the Creditor

Party
or any of its affiliates) after the date of this Agreement,
the Notifying Lender (or a parent

company of it) has incurred or will

incur an "
increased cost ".
24.2

Meaning of "increased costs"
In this Clause
0

(
Increased costs ), " increased costs " means, in relation to a Notifying Lender:
(a)

an

additional

or

increased

cost

incurred

as

a

result

of,

or

in

connection

with,

the
Notifying Lender having

entered into, or being a

party to, this Agreement

or a Transfer
Certificate, of

funding or maintaining

its Commitment or

Contribution or performing
its

obligations

under

this Agreement,

or

of

having

outstanding

all

or

any

part of

its
Contribution or other unpaid sums;

(b)

a

reduction

in

the

amount

of

any

payment

to

the

Notifying

Lender

under

this
Agreement or in

the effective return

which such a

payment represents to

the Notifying
Lender or on its capital;
(c)

an additional or increased cost of funding all or maintaining all or any of the advances
comprised

in

a

class

of

advances

formed

by

or

including

the

Notifying

Lender's
Contribution or

(as the

case may

require) the

proportion of

that cost

attributable to
the Contribution; or

(d)

a liability

to make

a payment,

or a

return foregone,

which is calculated

by reference
to any amounts received or receivable by the Notifying Lender under this Agreement, but not

an item

attributable to

a change

in the

rate

of tax

on the

overall

net income

of the
Notifying Lender

(or a

parent company of

it) or

an item

compensated for by

any payment made
pursuant to Clause
0

(
Mandatory cost ) or an item covered by the indemnity for tax in Clause
0
(
Indemnities regarding

borrowing and

repayment of

Loan
) or

by

Clause
0

(
No set-off

or Tax
Deduction
) or a FATCA

Deduction.
For the purposes

of this Clause
0

(
Meaning of "increased costs"
) the Notifying Lender

may in
good faith

allocate or

spread costs

and/or losses among

its assets and

liabilities (or any

class
of its assets and liabilities) on such basis as it considers appropriate.
24.3

Notification to Borrowers of claim for increased costs
The Agent shall promptly notify

the Borrowers and the Security

Parties of the notice

which the
Agent received from the Notifying Lender under Clause
0

(
Increased costs ).
24.4

Payment of increased costs
The Borrowers shall pay to the Agent, on the

Agent's demand, for the account of

the Notifying
Lender

the

amounts

which

the

Agent

from

time

to

time

notifies

the

Borrowers

that

the
Notifying

Lender has

specified to

be

necessary to

compensate

the

Notifying Lender

for

the
increased cost.
24.5

Notice of prepayment
If

the

Borrowers

are

not

willing

to

continue

to

compensate

the

Notifying

Lender

for

the
increased cost under Clause
0

(
Payment of increased costs ), the Borrowers may give the Agent not less than

14 days'

notice of its

intention to

prepay the Notifying

Lender's Contribution at
the end of an Interest Period.
24.6

Prepayment; termination of Commitment
A notice under Clause
0

(
Notice of prepayment ) shall be irrevocable; the Agent shall promptly notify the Notifying Lender of the Borrowers'

notice of intended prepayment; and:
(a)

on the date

on which the

Agent serves

that notice, the

Commitment of the

Notifying Lender
shall be cancelled; and
(b)

on the date

specified in

its notice

of intended prepayment, the

Borrowers shall prepay (subject
to any Break Costs,

without premium or penalty)

the Notifying Lender's

Contribution, together
with accrued interest thereon

at the applicable rate

plus the Margin and the Mandatory

Cost
(if any).
24.7

Application of prepayment
Clause
0

(
Repayment and Prepayment ) shall apply in relation to the prepayment.

25

SET OFF
25.1

Application of credit balances
Each Creditor Party may without prior notice:
(a)

apply any

balance (whether

or

not then

due) which

at

any

time stands

to

the credit

of any
account

in the

name of

a Borrower

at

any

office

in any

country of

that Creditor

Party

in or
towards satisfaction of any sum then due from that Borrower to that Creditor Party under any
of the Finance Documents; and
(b)

for that purpose:
(i)

break, or alter the maturity of, all or any part of a deposit of that Borrower;
(ii)

convert or translate all

or any part

of a deposit

or other credit

balance into Dollars;

and
(iii)

enter into

any other

transaction or make

any entry

with regard

to the credit

balance
which the Creditor Party concerned considers appropriate.

25.2

Existing rights unaffected
No Creditor

Party shall

be obliged

to exercise

any of

its rights

under Clause
0

(
Application of
credit balances ); and those rights shall be without prejudice and in addition to any right of set off, combination of accounts, charge, lien or other right or remedy to which a Creditor

Party is
entitled (whether under the general law or any document).
25.3

Sums deemed due to a Lender
For the purposes of this

Clause
0

(
Set-off
), a sum payable by

the Borrowers to the Agent or the
Security Trustee

for distribution

to, or

for the

account of,

a Lender shall

be treated

as a sum
due to

that Lender;

and each Lender's

proportion of

a sum

so payable

for distribution

to, or
for the account of, the Lenders shall be treated as a sum due to such Lender.
25.4

No Security Interest
This Clause
0

(
Set-off
) gives

the Creditor

Parties a

contractual right

of set-off

only,

and does
not

create

any

equitable

charge

or

other

Security

Interest

over

any

credit

balance

of

any
Borrower.

26

TRANSFERS AND CHANGES IN FACILITY OFFICES
26.1

Transfer by Borrowers
No

Borrower

may,

without

the

consent

of

the

Agent,

given

on

the

instructions

of

all

the
Lenders transfer any of its rights, liabilities or obligations under any Finance Document.
26.2

Transfer by

a Lender
Subject to Clause
0

(
Effective Date of Transfer

Certificate
), a Lender (the "
Transferor

Lender
")
may at any time cause:

(a)

its rights in respect of all or part of its Contribution; or

(b)

its obligations in respect of all or part of its Commitment; or
(c)

a combination of (a) and (b),
to be

(in the

case of

its rights)

transferred

to,

or (in

the case

of its

obligations) assumed

by,
another bank or financial institution or a

trust, fund or other entity which is regularly engaged
in or established

for the purpose

of making,

purchasing or

investing in loans,

securities or

other
financial assets (a

"
Transferee

Lender
") by

delivering to

the Agent

a completed

certificate in
the form

set out

in
0

with any

modifications approved

or required

by the

Agent (a

"
Transfer
Certificate
") executed by the Transferor

Lender and the Transferee Lender.

However any rights and

obligations of the

Transferor Lender in its capacity as

Agent or Security
Trustee will have to

be dealt with separately in accordance with the Agency and Trust Deed.
A transfer pursuant to this Clause
0

shall be effected:
(i)

without the consent of the Borrowers:
(A)

following the occurrence of an Event of Default which is continuing; and/or
(B)

if such transfer is to another Lender or an affiliate of a Lender;
(ii)

in all other circumstances

with the consent of

the Borrowers (such

consent not to

be
unreasonably withheld

or delayed)

and the

Borrowers will

be deemed

to have

given
their consent five Business

Days following the request of

the Transferor Lender,

unless
the consent is expressly refused by the Borrowers within that time.
26.3

Transfer Certificate,

delivery and notification
As soon as reasonably practicable after a Transfer

Certificate is delivered to the Agent, it shall
(unless it has reason to believe that the Transfer

Certificate may be defective):
(a)

sign the Transfer Certificate on

behalf of itself, the

Borrowers, the Security

Parties, the Security
Trustee, each of the other Lenders and the Swap Bank;
(b)

on behalf of the

Transferee

Lender,

send to each Borrower

and each Security Party

letters or
faxes notifying them of the Transfer

Certificate and attaching a copy of it; and
(c)

send to the Transferee

Lender copies of the letters or faxes sent under paragraph
0

above,
but

the

Agent

shall

only

be

obliged

to

execute

a

Transfer

Certificate

delivered

to

it

by

the
Transferor

Lender

and

the

Transferee

Lender

once

it

is

satisfied

it

has

complied

with

all
necessary

"know

your

customer"

or

other

similar

checks

under

all

applicable

laws

and
regulations in relation to the transfer to that Transferee

Lender.
26.4

Effective Date of Transfer

Certificate
A Transfer Certificate becomes effective on

the date, if

any, specified in the

Transfer Certificate
as

its

effective

date,

Provided

that

it

is

signed

by

the

Agent

under

Clause
0

(
Transfer
Certificate, delivery and notification ) on or before that date.

26.5

No transfer without Transfer

Certificate
Except as provided in Clause
0

(
Security over Lenders' rights ), no assignment or transfer of any right

or

obligation

of

a

Lender

under

any

Finance

Document

is

binding

on,

or

effective

in
relation

to,

any

Borrower,

any

Security Party,

the

Agent

or

the

Security Trustee

unless

it

is
effected, evidenced or perfected by a Transfer

Certificate.

26.6

Lender re-organisation; waiver of Transfer

Certificate
However,

if a Lender enters into any

merger,

de-merger or other reorganisation as a result

of
which all its rights or obligations vest in another person (the

"
successor
"), the Agent may,

if it
sees fit, by notice

to the successor and

the Borrowers and the Security

Trustee waive the need
for the execution and

delivery of a

Transfer Certificate; and, upon service

of the Agent's

notice,
the successor

shall become

a Lender

with the

same Commitment

and Contribution

as were
held by the predecessor Lender.
26.7

Effect of Transfer

Certificate
A Transfer

Certificate takes effect in accordance with English law as follows:
(a)

to the

extent

specified in

the Transfer

Certificate, all

rights and

interests

(present, future

or
contingent) which the Transferor

Lender has under or by virtue of the Finance

Documents are
assigned to

the Transferee

Lender absolutely,

free of

any

defects

in the

Transferor

Lender's
title and

of any

rights or

equities which

any

Borrower or

any

Security Party

had against

the
Transferor

Lender;
(b)

the

Transferor

Lender's

Commitment

is

discharged

to

the

extent

specified

in

the

Transfer
Certificate;
(c)

the

Transferee

Lender

becomes

a

Lender

with

the

Contribution

previously

held

by

the
Transferor

Lender and a Commitment of an amount specified in the Transfer Certificate;
(d)

the Transferee

Lender becomes bound by

all the provisions of

the Finance Documents which
are

applicable

to

the

Lenders

generally,

including

those

about

pro

rata

sharing

and

the
exclusion

of

liability

on

the

part

of,

and

the

indemnification

of,

the

Agent

and the

Security
Trustee

and,

to

the

extent

that

the

Transferee

Lender

becomes

bound

by

those

provisions
(other than those relating

to exclusion

of liability), the Transferor

Lender ceases to

be bound
by them;
(e)

any

part

of

the

Loan

which

the

Transferee

Lender

advances

after

the

Transfer

Certificate's
effective date

ranks in point

of priority and security in

the same way

as it would have

ranked
had it been advanced by the transferor,

assuming that any defects in the transferor's title and
any rights or equities of any Borrower or any Security Party against the Transferor

Lender had
not existed;
(f)

the Transferee

Lender becomes entitled to all the

rights under the Finance Documents which
are

applicable

to

the

Lenders

generally,

including

but

not

limited

to

those

relating

to

the
Majority

Lenders

and

those

under

Clause
0

(
Market

disruption
)

and

Clause
0

(
Fees

and
expenses
), and to

the extent

that the Transferee

Lender becomes entitled

to such rights,

the
Transferor

Lender ceases to be entitled to them; and
(g)

in respect of any breach of a warranty,

undertaking, condition or other provision of a Finance
Document or any

misrepresentation made

in or in

connection with a

Finance Document, the

Transferee

Lender shall be entitled to recover damages by reference

to the loss incurred by it
as

a

result

of

the

breach

or

misrepresentation,

irrespective

of

whether

the

original

Lender
would have incurred a loss of that kind or amount.
The rights

and equities

of any

Borrower or

any Security

Party referred

to above

include, but
are not limited to, any right of set off and any other kind of cross claim.
26.8

Maintenance of register of Lenders
During the Security

Period the Agent

shall maintain a

register in which

it shall record

the name,
Commitment, Contribution and administrative details (including the Facility

Office) from time
to time of

each Lender

holding a Transfer Certificate and the

effective date (in accordance

with
Clause
0

(
Effective Date of Transfer Certificate )) of the Transfer Certificate; and the Agent shall make

the

register

available

for

inspection

by

any

Lender,

the

Security

Trustee

and

the
Borrowers during normal

banking hours,

subject to receiving

at least three

Business Days'

prior
notice.
26.9

Reliance on register of Lenders
The entries

on that

register shall,

in the

absence of

manifest error, be conclusive

in determining
the identities

of the

Lenders and

the amounts

of their

Commitments and

Contributions and
the effective dates of Transfer

Certificates and may be relied upon by the Agent and the

other
parties to the Finance Documents for all purposes relating to the Finance Documents.
26.10

Authorisation of Agent to sign Transfer Certificates
Each Borrower, the Security Trustee, each Lender and

the Swap Bank irrevocably

authorise the
Agent to sign Transfer

Certificates on its behalf.
26.11

Registration fee
In respect of any

Transfer

Certificate, the Agent

shall be entitled to

recover a registration

fee
of $5,000 from the Transferor

Lender or (at the Agent's option) the Transferee Lender.
26.12

Sub-participation; subrogation assignment
A

Lender

may

sub

participate

all

or

any

part

of

its

rights

and/or

obligations

under

or

in
connection

with

the

Finance

Documents

without

the

consent

of,

or

any

notice

to,

any
Borrower,

any Security

Party,

the Agent

or the

Security Trustee

or any

other Creditor

Party;
and the

Lenders

may

assign, in

any

manner and

terms agreed

by

the Majority

Lenders,

the
Agent and the Security Trustee,

all or any part of

those rights to an insurer

or surety who has
become subrogated to them.
26.13

Disclosure of information
A

Lender

may

disclose

to

a

potential

Transferee

Lender

or

sub

participant

any

information
which the Lender

has received in

relation to

any Borrower,

any Security Party

or their affairs
under

or

in

connection

with

any

Finance

Document,

unless

the

information

is

clearly

of

a
confidential nature.

26.14

Change of Facility Office
A

Lender

may

change

its

Facility

Office

by

giving

notice

to

the

Agent

and

the

change

shall
become effective on the later of:
(a)

the date on which the Agent receives the notice; and
(b)

the date, if any, specified in the notice as the date on which the change will come into effect.
26.15

Notification
On receiving such a notice,

the Agent shall notify the

Borrowers and the Security Trustee; and,
until

the Agent

receives

such a

notice, it

shall be

entitled to

assume that

a Lender

is acting
through the Facility Office of which the Agent last had notice.
26.16

Security over Lenders' rights
In addition to the other rights provided to Lenders under this Clause
0

(
Transfers and changes
in Facility

Offices
), each

Lender may

without consulting

with or

obtaining

consent from

any
Borrower

or

any

Security

Party,

at

any

time

charge,

assign

or

otherwise

create

a

Security
Interest in or over (whether by way of collateral or otherwise) all or any of its rights under any
Finance Document to secure obligations of that Lender including, without limitation:
(a)

any charge, assignment or other Security Interest to secure obligations to a federal reserve or
central bank; and

(b)

in the

case of

any Lender

which is

a fund,

any charge,

assignment or

other Security

Interest
granted

to

any

holders

(or

trustee

or

representatives

of

holders)

of

obligations

owed,

or
securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security Interest shall:
(i)

release a Lender

from any of

its obligations under

the Finance

Documents or

substitute
the beneficiary of the

relevant charge,

assignment or Security Interest

for the Lender
as a party to any of the Finance Documents; or

(ii)

require any

payments to

be made

by any

Borrower or

any Security

Party or

grant to
any person

any more

extensive rights

than those

required to

be made

or granted

to
the relevant Lender under the Finance Documents.
27

VARIATIONS

AND WAIVERS

27.1

Variations, waivers etc.

by Majority Lenders
Subject to Clause
0

(
Variations, waivers

etc. requiring agreement

of all Lenders
), a document
shall be effective to vary,

waive, suspend or limit any provision of a Finance Document, or any
Creditor

Party's

rights

or

remedies

under

such

a

provision

or

the

general

law,

only

if

the
document is signed, or specifically agreed to by fax, by

the Borrowers, by the Agent on behalf
of the Majority Lenders, by

the Agent and the

Security Trustee

in their own rights, and, if

the
document relates

to a

Finance Document

to which

a Security

Party is

party,

by that

Security
Party.

27.2

Variations, waivers etc. requiring agreement of all Lenders
However,

as

regards

the

following,

Clause
0

(
Variations,

waivers

etc.

by

Majority

Lenders
)
applies as if the words "by the Agent on behalf of the Majority Lenders"

were replaced by the
words "by or on behalf of every Lender and the Swap Bank":
(a)

a reduction in the Margin;
(b)

a postponement

to the

date for,

or a

reduction in

the amount

of,

any payment

of principal,
interest, fees or other sum payable under this Agreement;
(c)

an increase in any Lender's Commitment;
(d)

a change to the definition of "
Majority Lenders ";
(e)

a change to Clause
0

(
Position of Lenders, the Swap Bank and Majority Lenders ), or this Clause
0

(
Variations and waivers );
(f)

any

release

of,

or

material

variation

to,

a

Security

Interest,

guarantee,

indemnity

or
subordination

arrangement set out in a Finance Document; and
(g)

any other

change or

matter as

regards

which this

Agreement or

another Finance

Document
expressly provides that each Lender's consent is required.
27.3

Exclusion of other or implied variations
Except for

a document which satisfies

the requirements of Clauses
0

(
Variations, waivers etc.
by Majority Lenders ),
0

(
Exclusion of

other or implied variations
) and
0

(
Changes

to reference
rates
),

no

document,

and

no

act,

course

of

conduct,

failure

or

neglect

to

act,

delay

or
acquiescence on the

part of the

Creditor Parties or any

of them (or

any person acting

on behalf
of

any

of

them) shall

result in

the Creditor

Parties

or any

of

them (or

any

person acting

on
behalf

of

any

of

them)

being

taken

to

have

varied,

waived,

suspended or

limited,

or

being
precluded (permanently or temporarily) from enforcing, relying on or exercising:
(a)

a provision of this Agreement or another Finance Document; or
(b)

an Event of Default; or

(c)

a breach by a

Borrower or a Security Party

of an obligation under a

Finance Document or the
general law; or
(d)

any right or remedy conferred by any Finance Document or by the general law, and there shall not be implied

into any Finance Document any term or condition requiring

any
such

provision

to

be

enforced,

or

such

right

or

remedy to

be exercised,

within a

certain

or
reasonable time.
27.4

Changes to reference rates
(a)

If

a

Published

Rate

Replacement

Event

has

occurred

in

relation

to

any

Published

Rate,

any
amendment or waiver which relates to:
(i)

providing for the use of

a Replacement Reference Rate in place of

that Published Rate;
and

(ii)

(A)

aligning any

provision of

any Finance

Document to

the use

of that

Replacement
Reference Rate;
(B)

enabling that

Replacement Reference

Rate

to

be used

for

the calculation

of
interest

under

this

Agreement

(including,

without

limitation,

any
consequential changes

required to

enable that

Replacement Reference

Rate
to be used for the purposes of this Agreement);
(C)

implementing market

conventions applicable

to that Replacement

Reference
Rate;
(D)

providing for

appropriate fallback

(and market

disruption) provisions for

that
Replacement Reference Rate; or
(E)

adjusting

the

pricing

to

reduce

or

eliminate,

to

the

extent

reasonably
practicable,

any

transfer

of

economic

value

from

one

Party

to

another

as

a
result

of

the

application

of

that

Replacement

Reference

Rate

(and

if

any
adjustment

or

method

for

calculating

any

adjustment

has

been

formally
designated,

nominated

or

recommended

by

the Relevant

Nominating

Body,
the

adjustment

shall

be

determined

on

the

basis

of

that

designation,
nomination or recommendation),
may be made with the consent of the Agent (acting on the instructions of the Majority
Lenders) and the Borrowers.
(b)

If any Lender fails to

respond to a request for an

amendment or waiver described

in paragraph
0

above
,
or for any other vote of

Lenders in relation to, paragraph
0

above within five Business
Days (or such longer time

period in relation to

any request which the Borrowers

and the Agent
may agree) of that request being made:
(i)

its

Commitment

or

its

participation

in

the

Loan

(as

the

case

may

be)

shall

not

be
included for

the purpose of

calculating the Total

Commitments or the

amount of the
Loan

(as

applicable)

when

ascertaining

whether

any

relevant

percentage

of

Total
Commitments or the

aggregate of

participations in the

Loan (as applicable)

has been
obtained to approve that request; and
(ii)

its status as a Lender shall be disregarded for the purpose of ascertaining whether the
agreement

of

any

specified

group

of

Lenders

has

been

obtained

to

approve

that
request.
(c)

In this Clause
0:
" Published Rate " means:
(a)

SOFR; or
(b)

Term SOFR for

any Quoted Tenor.
" Published Rate Replacement Event
" means, in relation to a Published Rate:

(a)

the methodology,

formula or other means of determining that

Published Rate has, in
the opinion of the Majority Lenders and the Borrowers, materially changed;
(b)

(i)

(A)

the

administrator

of

that

Published

Rate

or

its

supervisor

publicly
announces that such administrator is insolvent; or
(B)

information is published

in any order, decree, notice,

petition or filing,
however

described,

of

or

filed

with

a

court,

tribunal,

exchange,
regulatory

authority

or

similar

administrative,

regulatory

or

judicial
body

which

reasonably

confirms

that

the

administrator

of

that
Published Rate is insolvent,
provided that,

in each case,

at that

time, there

is no

successor administrator
to continue to provide that Published Rate;
(ii)

the administrator of that Published

Rate publicly announces

that it has ceased
or will cease

to provide

that Published Rate

permanently or indefinitely

and,
at that

time, there

is no

successor administrator

to continue

to provide

that
Published Rate;
(iii)

the supervisor of the administrator of that Published Rate publicly announces that

such

Published

Rate

has

been

or

will

be

permanently

or

indefinitely
discontinued; or

(iv)

the administrator of that Published Rate or its supervisor

announces that that
Published Rate may no longer be used; or
(c)

the administrator of

that Published

Rate (or the

administrator of an

interest rate which
is a constituent

element of that

Published Rate) determines

that that Published

Rate
should be calculated in accordance with its

reduced submissions or other contingency
or

fallback

policies

or

arrangements

and

the

circumstance(s)

or

event(s)

leading

to
such determination are

not (in

the opinion

of the Majority

Lenders and the

Borrowers)
temporary; or
(d)

in

the

opinion

of

the

Majority

Lenders

and

the

Borrowers,

that

Published

Rate

is
otherwise

no

longer

appropriate

for

the

purposes of

calculating

interest

under

this
Agreement.
" Quoted Tenor
" means, in

relation to Term SOFR, any period for which

that rate is customarily
displayed on the relevant page or screen of an information service.
" Replacement Reference Rate " means a reference rate which is:
(a)

formally designated, nominated or recommended as the replacement for a Published
Rate by:
(i)

the

administrator

of

that

Published

Rate

(provided

that

the

market

or
economic

reality

that

such

reference

rate

measures

is

the

same

as

that
measured by that Published Rate); or

(ii)

any Relevant Nominating Body,
and if replacements have,

at the relevant

time, been formally designated, nominated
or recommended under

both paragraphs, the

"
Replacement Reference

Rate
" will be
the replacement under paragraph (ii) above;
(b)

in the

opinion of

the Majority

Lenders and

the Borrowers,

generally accepted

in the
international

or

any

relevant

domestic

syndicated

loan

markets

as

the

appropriate
successor or alternative to a Published Rate; or
(c)

in the opinion of

the Majority Lenders and

the Borrowers, an appropriate successor

or
alternative to a Published Rate.
28

NOTICES

28.1

General
Unless

otherwise

specifically

provided,

any

notice

under

or

in

connection

with any

Finance
Document shall be given

by letter or

fax and references

in the Finance Documents to

written
notices,

notices

in

writing

and

notices

signed

by

particular

persons

shall

be

construed
accordingly.
28.2

Addresses for communications
A notice by letter or fax shall be sent:
(a)

to the Borrowers:

c/o Approved Manager
16 Pendelis Street
175 64 Paleo Faliro
Athens
Greece
E-mail: corpgov@dianashippingservices.com
(b)

to a Lender:

at the address below its name in
0

or (as the case

may require) in the

relevant Transfer

Certificate.
(c)

to the Swap Bank:

c/o

Nordea Danmark, Filial af Nordea Bank Abp, Finland
7288 Derivatives Services
PO box 850 DK-0900 Copenhagen K, Denmark
Telephone number: +45 55 47 51 71
E-mail: sls.norway@nordea.com

(d)

to the Lead Arranger,

Agent

or the Security Trustee:

Essendropsgate 7
0368 Oslo
Norway
Loan administration matters:
Fax No: +47 24013444
Attn: Structured Loan & Collateral Services NO

or to such other address as the relevant

party may notify the Agent or,

if the relevant party is
the Agent or the

Security Trustee, the Borrowers, the Lenders, the Swap

Bank and the

Security
Parties.
28.3

Effective date of notices
Subject to Clauses
0

(
Service outside business hours ) and
0

(
Illegal notices ):
(a)

a notice which is

delivered personally or posted

shall be deemed to

be served, and shall take
effect, at the time when it is delivered; and
(b)

a notice which is sent by fax shall be deemed to be served, and shall take effect,

2 hours after
its transmission is completed.

28.4

Service outside business hours
However,

if under Clause
0

(
Effective date of notices ) a notice would be deemed to be served:
(a)

on a day which is not a business day in the place of receipt; or
(b)

on such a business day, but after five p.m. local time,
the notice shall (subject to Clause
0

(
Illegible notices )) be deemed to be served, and shall take
effect, at 9 a.m. on the next day which is such a business day.
28.5

Illegible notices
Clauses
0

(
Effective date

of notices
) and
0

(
Service outside business hours
) do not apply

if the
recipient

of

a notice

notifies the

sender within

one hour

after

the time

at which

the notice
would otherwise be deemed to be served that

the notice has been received in a form which is
illegible in a material respect.
28.6

Valid notices
A notice under

or in connection

with a Finance

Document shall not

be invalid

by reason that
its contents or

the manner

of serving

it do

not comply

with the

requirements of this

Agreement
or, where appropriate,

any other Finance Document under which it is served if:
(a)

the failure to serve it in accordance with the requirements of this

Agreement or other Finance
Document,

as

the

case

may

be,

has

not

caused

any

party

to

suffer

any

significant

loss

or
prejudice; or
(b)

in the case

of incorrect

and/or incomplete

contents, it

should have

been reasonably clear

to
the party on which the notice was served

what the correct or missing particulars should

have
been.
28.7

Electronic communication
Any communication

to be

made between

the Agent

and a

Lender or

Swap Bank

under or

in
connection with the

Finance Documents may

be made by

electronic mail or

other electronic
means, if the Agent and the relevant Creditor Party:
(a)

agree that, unless and until

notified to the contrary,

this is to be an

accepted form of
communication;

(b)

notify

each

other

in

writing

of

their

electronic

mail

address

and/or

any

other
information required to enable the sending and receipt of

information by that means;
and
(c)

notify

each

other

of

any

change

to

their

respective

addresses

or

any

other

such
information supplied to them.
Any electronic

communication made between

the Agent

and a Lender

or the Swap

Bank will
be effective

only when

actually received

in readable

form

and, in

the case

of any

electronic
communication made by a Creditor Party to the Agent, only

if it is addressed in such

a manner
as the Agent shall specify for this purpose.
28.8

English language
Any notice under or in connection with a Finance Document shall be in English.
28.9

Meaning of "notice"
In

this

Clause
0

(
Notices
),

"
notice
"

includes

any

demand,

consent,

authorisation,

approval,
instruction, waiver or other communication.

29

JOINT AND SEVERAL LIABILITY

29.1

General
All liabilities and obligations of the Borrowers

under this Agreement shall, whether expressed
to be so

or not, be

several and, if

and to the

extent consistent

with Clause
0

(
No impairment
of Borrower's obligations ), joint.
29.2

No impairment of Borrower's obligations
The liabilities and obligations of a Borrower shall not be impaired by:
(a)

this

Agreement

being

or

later

becoming void,

unenforceable

or

illegal

as

regards

any

other
Borrower;
(b)

any Lender, the Swap Bank or the Security Trustee entering into any rescheduling, refinancing
or other arrangement of any kind with any other Borrower;
(c)

any Lender, the Swap

Bank or

the Security

Trustee releasing any other

Borrower or

any Security
Interest created by a Finance Document; or
(d)

any combination of the foregoing.
29.3

Principal debtors
Each Borrower

declares that it

is and will,

throughout the

Security Period, remain

a principal
debtor

for

all

amounts

owing

under

this

Agreement

and

the

Finance

Documents

and

no
Borrower

shall

in

any

circumstances

be

construed

to

be

a

surety

for

the obligations

of

any
other Borrower under this Agreement.
29.4

Subordination
Subject to Clause
0

(
Borrower's required action
), during the

Security Period, no Borrower shall:

(a)

claim any

amount which

may

be due

to it

from any

other Borrower

whether in

respect of

a
payment

made,

or

matter

arising

out

of,

this

Agreement

or

any

Finance

Document,

or

any
matter unconnected with this Agreement or any Finance Document; or
(b)

take or

enforce any

form of

security from

any other

Borrower for

such an amount,

or in

any
other way seek to

have recourse in

respect of such an amount

against any asset of

any other
Borrower; or
(c)

set off such an amount against any sum due from it to any other Borrower; or
(d)

prove or

claim for such

an amount in

any liquidation, administration,

arrangement or similar
procedure involving any other Borrower or other Security Party; or
(e)

exercise or assert any combination of the foregoing.
29.5

Borrower's required action
If during the Security Period, the Agent, by notice to a Borrower, requires it to take any action referred to in paragraphs
0

to
0

of Clause
0

(
Subordination ), in relation to any other Borrower,
that Borrower shall take that action as soon as practicable after receiving the Agent's notice.
30

SUPPLEMENTAL
30.1

Rights cumulative, non-exclusive
The rights and remedies which the Finance Documents give to each Creditor Party are:
(a)

cumulative;
(b)

may be exercised as often as appears expedient; and
(c)

shall not, unless

a Finance Document explicitly

and specifically states

so, be taken

to exclude
or limit any right or remedy conferred by any law.
30.2

Severability of provisions
If

any

provision

of

a Finance

Document

is or

subsequently

becomes void,

unenforceable

or
illegal, that shall not affect the validity, enforceability or legality of the other provisions of that
Finance Document or of the provisions of any other Finance Document.
30.3

Counterparts
A Finance Document may be executed in any number of counterparts.
30.4

Third Party rights
A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999
to enforce or to enjoy the benefit of any term of this Agreement.
31

BAIL-IN
Notwithstanding

any

other

term

of

any

Finance

Document

or

any

other

agreement,
arrangement

or

understanding

between

the

parties

to

a

Finance

Document,

each

Party
acknowledges and

accepts that

any liability

of any

party to

a Finance

Document under

or in

connection

with

the

Finance

Documents

may

be

subject

to

Bail-In

Action

by

the

relevant
Resolution Authority and acknowledges and accepts to be bound by the effect of:
(a)

any Bail-In Action in relation to any such liability, including (without limitation):
(i)

a

reduction,

in

full

or

in

part,

in

the

principal

amount,

or

outstanding

amount

due
(including any accrued but unpaid interest) in respect of any such liability;
(ii)

a

conversion

of

all, or

part of,

any

such

liability into

shares

or

other

instruments

of
ownership that may be issued to, or conferred on, it; and
(iii)

a cancellation of any such liability; and
(b)

a variation of any term of any Finance Document to the extent necessary to give effect to any
Bail-In Action in relation to any such liability.
32

LAW AND JURISDICTION

32.1

English law
This Agreement and

any non-contractual obligations arising

out of or

in connection

with it shall
be governed by, and construed in accordance with, English law.
32.2

Exclusive English jurisdiction
Subject to Clause
0

(
Choice of forum for the exclusive benefit of Creditor Parties ), the courts of
England shall have exclusive jurisdiction to settle any Dispute.
32.3

Choice of forum for the exclusive benefit of Creditor Parties
Clause
0

(
Exclusive English jurisdiction ) is for the exclusive benefit of the Creditor Parties, each of which reserves the rights:
(a)

to commence

proceedings in

relation to

any Dispute

in the courts

of any

country other

than
England and which have

or claim jurisdiction to that Dispute; and
(b)

to

commence such

proceedings in

the courts

of

any such

country or

countries concurrently
with or in addition to proceedings in England or without

commencing proceedings in England.
No Borrower

shall commence

any proceedings

in any

country other

than England in

relation
to a Dispute.
32.4

Process agent
Each Borrower irrevocably appoints Hill Dickinson Services

(London) Ltd at its registered office
for

the time

being

at

The Broadgate

Tower,

20

Primrose

Street,

London

EC2A

2EW,

United
Kingdom, to act as its

agent to receive and accept on

its behalf any process or

other document
relating to any proceedings in the English courts which are connected with a Dispute.
32.5

Creditor Party rights unaffected
Nothing in

this Clause
0 (
Law and

Jurisdiction
) shall

exclude or limit

any right

which any

Creditor
Party

may

have

(whether

under

the

law

of

any

country,

an

international

convention

or

otherwise) with regard to

the bringing of proceedings, the service of process,

the recognition
or enforcement of a judgment or any similar or related matter in any jurisdiction.
32.6

Meaning of "proceedings" and "Dispute"
In this Clause
0

(
Law and Jurisdiction ), " proceedings
" means proceedings

of any kind,

including
an

application

for

a

provisional

or

protective

measure

and

a

"
Dispute
"

means

any

dispute
arising

out

of

or

in

connection

with

this

Agreement

(including

a

dispute

relating

to

the
existence, validity or termination of this Agreement) or any non-contractual obligation arising out of or in connection with this Agreement.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
LENDERS AND COMMITMENTS

Lender Facility Office
Commitment
(US Dollars)
Nordea Bank Abp, filial i Norge
Essendrops

gate

7,

Postboks
1166,

Sentrum,

0107

Oslo
920058817

MVA
Norway
$200,000,000

SCHEDULE 2
DRAWDOWN NOTICE
To:

Nordea Bank Abp, filial i Norge
Essendrops gate 7, Postboks

1166, Sentrum, 0107 Oslo

920058817 MVA,

Norway
Attention:

[Loans Administration]

[●] 2022
DRAWDOWN NOTICE
1

We refer

to the

loan agreement (the

"
Loan Agreement
") dated

[●] 2022 and

made between
ourselves, as

joint and

several Borrowers,

the Lenders referred

to therein,

and yourselves

as
Agent,

as

Security

Trustee,

as

Bookrunner

[and]

as

Lead

Arranger

and

as

Swap

Bank

in
connection with a

facility of up

to US$200,000,000.

Terms defined in the

Loan Agreement have
their defined meanings when used in this Drawdown Notice.
2

We request to borrow Tranche

[A]/[B]/[C]/[D]/[E]/[F]/[G]/[H]/[I] as follows:
(a)

Amount: US$[●];
(b)

Drawdown Date: [●] 2022;
(c)

[Duration of the first Interest

Period shall be [one][three] Months;] and
(d)

Payment instructions:

account in our name and numbered [●] with [●] of [●].
3

We represent and warrant that:
(a)

the representations and warranties in clause 10 (
Representations and Warranties ) of the Loan
Agreement would remain

true and not misleading

if repeated on

the date of

this notice with
reference to the circumstances now existing; and
(b)

no Event of Default

or Potential Event of Default

has occurred or

will result from

the borrowing
of Tranche [A]/[B]/[C]/[D]/[E]/[F]/[G]/[H]/[I].
4

This notice cannot be revoked without the prior consent of the Majority Lenders.
[Name of Signatory]
Director
for and on behalf of
MANRA SHIPPING COMPANY INC.
JABWOT SHIPPING COMPANY

INC.
ARORAE SHIPPING COMPANY INC.
TAMANA SHIPPING COMPANY

INC.
BERU SHIPPING COMPANY INC.
BONRIKI SHIPPING COMPANY INC.
EJITE SHIPPING COMPANY INC.
TAONGI SHIPPING COMPANY

INC.
NAMORIK SHIPPING COMPANY INC.

SCHEDULE 3
CONDITION PRECEDENT DOCUMENTS

PART A
The following are the documents referred to in Clause
0(
Documents, fees and no default ).
1

A duly executed original of:
(a)

this Agreement;
(b)

the Corporate Guarantee;
(c)

the Agency and Trust Deed;
(d)

the Master Agreement;
(e)

the Shares Pledges;
(f)

the Master Agreement Assignment; and
(g)

the Accounts Pledges.
2

Copies of the certificate of incorporation and constitutional documents of each Borrower, the
Corporate Guarantor and any other Security Party.
3

Copies of

resolutions of

the shareholders

and directors

of each

Borrower and

each Security
Party (other

than the Corporate

Guarantor) authorising the

execution of

each of the

Finance
Documents

to

which

that

Borrower

or

that

Security

Party

is

a

party

and,

in

the

case

of

a
Borrower,

authorising named officers to give the Drawdown Notice.
4

Copies of resolutions of the executive

committee of the Corporate

Guarantor authorising the
execution of each of the Finance Documents to which it is a party.
5

The original

of any

power of

attorney under which

any Finance

Document is

executed on behalf
of a Borrower,

the Corporate Guarantor or any other Security Party.
6

Copies

of

all

consents

which

any

Borrower,

the

Corporate

Guarantor

or

any

Security

Party
requires to enter into, or make any

payment under, any

Finance Document.
7

The originals of any mandates or other

documents required in connection with the

opening or
operation of the Earnings Accounts.
8

Such documents as the Agent may require for its "Know your customer"

and other customary
money laundering and sanctions and counter-terrorist financing checks.
9

Documentary evidence that

the agent for service

of process named

in Clause
0

(
Process Agent)
has accepted its appointment.
10

Favourable

legal opinions

from lawyers

appointed by

the Agent

on such

matters

concerning
the laws of Marshall Islands and such other relevant jurisdictions as the Agent may require.

11

If

the

Agent

so

requires,

in

respect

of

any

of

the

documents

referred

to

above,

a

certified
English translation prepared by a translator approved by the Agent.
12

A copy

of the

Escrow Agreement

together with

any amendments,

supplements, side

letters,
confirmation

letters

and

other

ancillaries

thereto

and,

if

applicable,

a

copy

of

any

other
agreement relating to the release of the Balance Funds (as defined in the relevant MOA).

PART B
The

following

are

the

documents

referred

to

in

Clause
0

(
Documents,

fees

and no

default
)required
before the

Drawdown Date.

In
0

of this
0

(
Condition precedent documents
), the following

definitions
have the following meanings:
(a)

"
Relevant Borrower " means the Borrower which is the owner of the Relevant Ship; and
(b)

"
Relevant Ship
" means the Ship which is to be financed by using the

proceeds of the Tranche
being drawn on the Drawdown Date.
1

A duly executed original of the Mortgage and the General Assignment relating to the Relevant
Ship and any Charterparty Assignment.
2

Documentary evidence that:
(a)

the Relevant

Ship has been

unconditionally delivered by

the relevant

Seller to,

and accepted
by, Re

levant Borrower under the relevant MOA;
(b)

the full purchase price

payable and all

other sums due

to the relevant Seller

under the

relevant
MOA, other

than the

sums to

be financed

pursuant to the

Advance under

the relevant Tranche,
have been

paid to the

relevant Seller,

including without limitation

such evidence of

payment
of

the

relevant

Share

Consideration

(as

defined

in

the

relevant

MOA)

as

stipulated

in

the
Master Agreement (as defined in the relevant MOA);
(c)

the

Relevant

Ship

is

definitively

and

permanently

registered

in

the

name

of

the

Relevant
Borrower under an Approved Flag;
(d)

the Relevant

Ship is in

the absolute and

unencumbered ownership of

the Relevant

Borrower
save as contemplated by the Finance Documents;
(e)

the Relevant Ship maintains the class specified in Clause
0

(
Repair and classification );
(f)

the Mortgage

relating to

the Relevant

Ship has been

duly registered

or recorded

against the
Relevant Ship as a valid first priority or, as the case may be, preferred statutory ship mortgage in accordance with the laws of the applicable Approved Flag State; and
(g)

the

Relevant

Ship

is

insured

in

accordance

with

the

provisions

of

this

Agreement

and

all
requirements therein in respect of insurances have been complied with.
3

Documents establishing that the Relevant Ship will, as from the Drawdown Date, be managed by the Approved Manager on terms acceptable to the Lenders, together with:
(a)

a

copy

of

the

Management

Agreement

and

the

Manager's

Undertaking

duly

signed

by

the
Approved Manager; and
(b)

copies of the Approved Manager's Document of Compliance and of the Relevant Ship's Safety
Management Certificate (together with

any other details

of the applicable

safety management
system which the Agent requires) and ISSC.
3.1

Copies

of

the

MOA,

the

Master

Agreement

(as

defined

in

the

MOA)

and

of

all

documents
signed or issued by the Relevant Borrower or the relevant Seller (or both of them) under or in connection with it.

3.2

Such documentary evidence as

the Agent and its

legal advisers may

require in relation

to the
due authorisation and execution of the MOA by each of the parties to it.
4

Favourable

legal opinions

from lawyers

appointed by

the Agent

on such

matters

concerning
the laws of

Marshall Islands, the Approved

Flag State and such

other relevant jurisdictions

as
the Agent may require.

5

At the cost

of the Borrowers

a favourable

opinion from an independent insurance

consultant
acceptable to

the Agent on

such matters

relating to

the insurances

for the

Ship as the

Agent
may require.
6

Two valuations

of each Ship addressed to the Agent and

dated not earlier than 40 days before
the

Drawdown

Date

and

prepared

in

accordance

with Clause
0

(
Valuation

of

ships
)

by

two
Approved

Brokers

(each

selected

by

the

Borrowers

and

approved

by

the

Agent)

which
evidences compliance with Clause
0

(
Minimum required security cover ) immediately after the
Drawdown Date.
7

If

the

Agent

so

requires,

in

respect

of

any

of

the

documents

referred

to

above,

a

certified
English translation prepared by a translator approved by the Agent.
Each

of

the

documents

specified

in

paragraphs

2,

3,

5

and

9

of
0

and

every

other

copy

document
delivered

under

this

Schedule

shall

be

certified

as

a

true

and

up

to

date

copy

by

a

director

or

the
secretary (or equivalent officer) of each Borrower or a qualified lawyer.

SCHEDULE 4
TRANSFER CERTIFICATE

The Transferor

and the

Transferee

accept exclusive

responsibility for

ensuring that

this Certificate
and the transaction to which it relates comply with all legal and regulatory requirements applicable to them respectively.
To:

Nordea Bank Abp, filial i Norge for itself and for and on behalf of the Borrower, [each Security
Party],

the

Security

Trustee,

each

Lender

and

the

Swap

Bank,

as

defined

in

the

Loan

Agreement
referred to below.
[●]
1

This

Certificate

relates

to

a

Loan

Agreement

(the

"
Agreement
")

dated

[●]

2022

and

made
between (1)

Manra

Shipping Company

Inc., Jabwot

Shipping Company

Inc., Arorae

Shipping
Company Inc., Tamana

Shipping Company Inc.,

Beru Shipping Company

Inc., Bonriki Shipping
Company

Inc.,

Ejite

Shipping

Company

Inc.,

Taongi

Shipping

Company

Inc.

and

Namorik
Shipping Company

Inc. as

joint and

several

borrowers

(the

"
Borrowers
"),

(2) the

banks

and
financial institutions

named therein, (3)

Nordea Bank

Abp, filial i

Norge as

Agent, (4)

Nordea
Bank Abp, filial i

Norge as Security Trustee, (5) Nordea

Bank Abp, filial i

Norge as Lead Arranger
[and] (6) Nordea Bank

Abp, filial I

Norge as Bookrunner and

(7) Nordea Bank Abp

as Swap Bank
for a loan facility of up to US$200,000,000.
2

In this Certificate,

terms defined in

the Agreement shall,

unless the contrary

intention appears,
have the same meanings when used in this Certificate and:
" Relevant Parties
" means the

Agent, the Borrower, [each Security Party], the

Security Trustee,
each Lender and the Swap Bank;
" Transferor " means [full name] of [facility office]; and
" Transferee " means [full name] of [facility office].
3

The effective

date of

this Certificate

is [●],
Provided that

this Certificate

shall not

come into
effect unless it is signed by the Agent on or before that date.
4

[The Transferor

assigns to the Transferee absolutely all rights and interests (present, future or contingent) which the Transferor has as Lender under

or by virtue of

the Agreement and every
other

Finance

Document

in

relation

to

[●]

per

cent.

of

its

Contribution,

which

percentage
represents $[●].]
5

[By virtue of this Transfer Certificate and Clause
0

(
Transfers and changes in Facility Offices ) of
the

Loan

Agreement,

the

Transferor

is

discharged

[entirely

from

its

Commitment

which
amounts to $[●]

[from [●] per

cent. of its

Commitment, which

percentage represents $[●]] and
the Transferee

acquires a Commitment of $[●].]
6

The

Transferee

undertakes

with

the

Transferor

and

each

of

the

Relevant

Parties

that

the
Transferee

will observe

and perform

all the obligations

under the

Finance Documents which
Clause
0

(
Transfers

and

Changes

in

Facility

Offices
)

of

the

Loan

Agreement

provides

will
become binding on it upon this Certificate taking effect.

7

The Agent,

at the

request of

the Transferee

(which request

is hereby

made) accepts,

for the
Agent itself and for

and on behalf of every

other Relevant Party,

this Certificate as a

Transfer
Certificate taking effect in accordance with Clause
0

(
Transfers and changes in Facility Offices )
of the Agreement.
8

The Transferor:
(a)

warrants to the Transferee

and each Relevant Party that:
(i)

the

Transferor

has

full

capacity

to

enter

into

this

transaction

and

has

taken

all
corporate action and obtained all consents which are required in connection with this transaction; and
(ii)

this Certificate is valid and binding as regards the Transferor;
(b)

warrants to the Transferee that the Transferor

is absolutely entitled, free of

encumbrances, to
all the rights and interests covered by the assignment in paragraph 4; and
(c)

undertakes

with

the

Transferee

that

the

Transferor

will,

at

its

own

expense,

execute

any
documents which

the Transferee reasonably requests

for perfecting in

any relevant jurisdiction
the Transferee

's title under this Certificate or for a similar purpose.
9

The Transferee:
(a)

confirms

that

it

has

received

a

copy

of

the

Agreement

and

each

of

the

other

Finance
Documents;
(b)

agrees that it will

have no rights of

recourse on any

ground against either the

Transferor,

the
Agent, the Security Trustee, any Lender or the Swap Bank in the event that:
(i)

any of the Finance Documents prove to be invalid or ineffective;
(ii)

any

Borrower

or any

Security Party

fails

to observe

or perform

its obligations,

or to
discharge its liabilities, under any of the Finance Documents; and
(iii)

it proves

impossible to

realise

any

asset covered

by a

Security Interest

created

by a
Finance

Document,

or

the

proceeds

of

such

assets

are

insufficient

to

discharge

the
liabilities of the Borrowers or any Security Party under any of the Finance Documents;

(c)

agrees

that it

will have

no rights

of recourse

on any

ground

against

the Agent,

the Security
Trustee,

any Lender or the Swap Bank in the event

that this Certificate proves to be

invalid or
ineffective;

(d)

warrants to the Tra

nsferor and each Relevant Party that:
(i)

it has full capacity to enter into this transaction and

has taken all corporate action and
obtained

all

consents

which

it

needs

to

take

or

obtain

in

connection

with

this
transaction; and
(ii)

this Certificate is valid and binding as regards the Transferee;

and
(e)

confirms the accuracy of the administrative details set out below regarding the Transferee.

10

The Transferor

and the

Transferee

each undertake

with the

Agent

and the

Security Trustee
severally,

on demand,

fully to

indemnify the Agent

and/or the

Security Trustee

in respect

of
any claim, proceeding, liability

or expense (including all

legal expenses) which they or

either of
them may incur in connection with this Certificate

or any matter arising out of

it, except such
as are shown to have been mainly and directly caused by the

gross and culpable negligence or
dishonesty of the Agent's or the Security Trustee's own officers or employees.
11

The

Transferee

shall

repay

to

the

Transferor

on

demand

so

much

of

any

sum

paid

by

the
Transferor

under paragraph

9 as exceeds

one-half of the

amount demanded by

the Agent

or
the

Security

Trustee

in

respect

of

a

claim,

proceeding,

liability

or

expense

which

was

not
reasonably foreseeable at the date

of this Certificate; but

nothing in this paragraph

shall affect
the liability of each of

the Transferor

and the Transferee

to the Agent or

the Security Trustee
for the full amount demanded by it.
[Name of Transferor]

[Name of Transferee]
By:

By:
Date:

Date:
Agent
Signed for itself and for and on behalf of itself
as Agent and for every other Relevant Party
[Name of Agent]
By:
Date:

Administrative Details of Transferee
Name of Transferee:

Facility Office:

Contact Person
(Loan Administration Department):

Telephone:

Fax:

Contact Person
(Credit Administration Department):

Telephone:

Fax:

Account for payments:

Note
:

This Transfer

Certificate alone may

not be sufficient

to transfer

a proportionate

share of

the
Transferor

's

interest

in

the

security

constituted

by

the

Finance

Documents

in

the

Transferor

's

or
Transferee

's

jurisdiction.

It

is

the

responsibility

of

each

Lender

to

ascertain

whether

any

other
documents are required for this purpose.

SCHEDULE 5
DESIGNATION NOTICE
Nordea Bank Abp, filial i Norge
Essendrops gate 7, Postboks

1166, Sentrum, 0107 Oslo
920058817 MVA,

Norway

[●]
Dear Sirs
Loan Agreement dated

[●] 2022 made

between (i) Manra

Shipping Company Inc.,

Jabwot Shipping
Company

Inc.,

Arorae

Shipping

Company

Inc.,

Tamana

Shipping

Company

Inc.,

Beru

Shipping
Company

Inc.,

Bonriki

Shipping

Company

Inc.,

Ejite

Shipping

Company

Inc.,

Taongi

Shipping
Company Inc. and

Namorik Shipping Company Inc.

as joint and

several Borrowers,

(ii) the Lenders,
(iii) yourselves as Agent, Security Trustee,

Bookrunner and Lead Arranger and (iv) Nordea Bank Abp
as Swap Bank (the "Loan Agreement").
We refer to:
1

the Loan Agreement;

2

the Master Agreement dated [●] 2022 made between ourselves and the Swap Bank; and
3

a Confirmation delivered pursuant to

the said Master Agreement dated

[●] and addressed by
[●] to us.
In

accordance

with

the

terms

of

the

Loan

Agreement,

we

hereby

give

you

notice

of

the

said
Confirmation

and

hereby

confirm

that

the

Transaction

evidenced

by

it

will

be

designated

as

a
"Designated Transaction"

for the purposes of the Loan Agreement and the Finance Documents.
Yours

faithfully,
.................................................
for and on behalf of
MANRA SHIPPING COMPANY INC.
JABWOT SHIPPING COMPANY

INC.
ARORAE SHIPPING COMPANY INC.
TAMANA SHIPPING COMPANY

INC.
BERU SHIPPING COMPANY INC.
BONRIKI SHIPPING COMPANY INC.
EJITE SHIPPING COMPANY INC.
TAONGI SHIPPING COMPANY

INC.
NAMORIK SHIPPING COMPANY INC.

SCHEDULE 6
SELECTION NOTICE
From: MANRA SHIPPING COMPANY INC.
JABWOT SHIPPING COMPANY

INC.
ARORAE SHIPPING COMPANY INC.
TAMANA SHIPPING COMPANY

INC.
BERU SHIPPING COMPANY INC.
BONRIKI SHIPPING COMPANY INC.
EJITE SHIPPING COMPANY INC.
TAONGI SHIPPING COMPANY

INC.
NAMORIK SHIPPING COMPANY INC.
To: Nordea Bank Abp, filial i Norge
Essendrops gate 7, Postboks

1166, Sentrum, 0107 Oslo

920058817 MVA,

Norway
Dated: [
●
]
Loan Agreement dated

[●] 2022 made

between (i) Manra

Shipping Company Inc.,

Jabwot Shipping
Company

Inc.,

Arorae

Shipping

Company

Inc.,

Tamana

Shipping

Company

Inc.,

Beru

Shipping
Company

Inc.,

Bonriki

Shipping

Company

Inc.,

Ejite

Shipping

Company

Inc.,

Taongi

Shipping
Company Inc. and

Namorik Shipping Company Inc.

as joint and

several Borrowers,

(ii) the Lenders,
(iii) yourselves as Agent, Security Trustee,

Bookrunner and Lead Arranger and (iv) Nordea Bank Abp
as Swap Bank (the "Loan Agreement").
1

We

refer

to

the

Loan

Agreement.

This

is

a

Selection

Notice.

Terms

defined

in

the

Loan
Agreement have

the same meaning

in this Selection

Notice unless given

a different

meaning
in this Selection Notice.
2

We request [that the next Interest Period

for the Loan be [
●
]]OR[ an Interest Period for a part
of the Loan in an amount equal to [
●
] (which is the amount of the Repayment Instalment next
due) ending on [
●
] (which is the Repayment

Date relating to that

Repayment Instalment) and
that the Interest Period for the remaining part of the Loan shall be [
●
]].
3

This Selection Notice is irrevocable.
Yours

faithfully
____________________
[
●
]
authorised signatory for
MANRA SHIPPING COMPANY INC.
JABWOT SHIPPING COMPANY

INC.
ARORAE SHIPPING COMPANY INC.

TAMANA SHIPPING COMPANY

INC.
BERU SHIPPING COMPANY INC.
BONRIKI SHIPPING COMPANY INC.
EJITE SHIPPING COMPANY INC.
TAONGI SHIPPING COMPANY

INC.
NAMORIK SHIPPING COMPANY INC.

EXECUTION PAGES
THE BORROWERS
SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
MANRA SHIPPING COMPANY INC.

)
in the presence of:

)
SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
JABWOT SHIPPING COMPANY

INC.

)
in the presence of:

)
SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
ARORAE SHIPPING COMPANY INC.

)
in the presence of:

)
SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
TAMANA SHIPPING COMPANY

INC.

)
in the presence of:

)

SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
BERU SHIPPING COMPANY INC.

)
in the presence of:

)
SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
BONRIKI SHIPPING COMPANY INC.

)
in the presence of:

)
SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
EJITE SHIPPING COMPANY INC.

)
in the presence of:

)
SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
TAONGI SHIPPING COMPANY

INC.

)
in the presence of:

)

SIGNED

by

)

)
attorney-in-fact

)
for and on behalf of

)
NAMORIK SHIPPING COMPANY

INC.

)
in the presence of:

)
THE LENDERS
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)
THE SWAP BANK
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP

)
in the presence of:

)
THE AGENT
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)

THE SECURITY TRUSTEE
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)
THE LEAD ARRANGER
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)
THE BOOKRUNNER
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)